As filed with the Securities and Exchange Commission on April 25, 2018

Registration Statement File No. 033-07724

Registration Statement File No. 811-03200

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒  Post-Effective Amendment No. 33

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 39

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Annuity Separate Account 1

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number, including Area Code)

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:     Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2018 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Individual or Group Deferred Variable Annuity Contract

Flex Extra Variable Annuity

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 1

(For Tax-Qualified Arrangements)

Massachusetts Mutual Variable Annuity Separate Account 2

(For Non-Tax Qualified Arrangements)

This prospectus describes the Flex Extra individual variable annuity contracts offered by Massachusetts Mutual Life Insurance Company. We no longer sell the contracts. However, we continue to administer existing contracts. The contracts provide for accumulation of contract value and annuity payments on a fixed and/or variable basis.

You, the contract owner, have a number of investment choices in these contracts. These investment choices include a fixed interest account option called the Guaranteed Principal Account as well as the following funds offered through our separate accounts, Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2.

MML Series Investment Fund II

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML U.S. Government Money Market Fund

Oppenheimer Variable Account Funds

Oppenheimer Discovery Mid Cap Growth Fund/VA

Oppenheimer Global Fund/VA

Oppenheimer Global Strategic Income Fund/VA

To learn more about the Flex Extra contracts, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2018. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 39 of this prospectus.

For a free copy of the SAI, or for general inquiries, call our Service Center at (800) 272-2216 or write to our Service Center using the following address: MassMutual, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111)

This prospectus is not an offer to sell the contract in any jurisdiction where it is illegal to offer the contract nor is it an offer to sell the contract to anyone to whom it is illegal to offer the contract.

The contracts:

•	are not a bank or credit union deposit or obligation.
•	are not FDIC or NCUA insured.
•	are not insured by any federal government agency.
•	are not guaranteed by any bank or credit union.
•	may go down in value.
•	provide guarantees that are subject to our financial strength and claims-paying ability.

The SEC has not approved or disapproved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contracts.

Effective May 1, 2018

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Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
Accumulation Phase	4
Accumulation Unit	14
Annuitant	9
Annuity Options	24
Annuity Payments	24
Annuity Unit Value	24
Claims-Paying Ability	38
Division	12
Free Withdrawals	22
Good Order	15
Income Phase	23
Maturity Date	23
Non-Qualified	28
Purchase Payment	10
Qualified	28
Separate Account	12
Service Center	4
Tax Deferral	5

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Contacting the Company

You may contact us by calling the MassMutual Customer Service Center (our Service Center) at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time. You may also contact us by visiting www.massmutual.com/contact-us. Additionally, you may write to our Service Center using the following address: MassMutual, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067 or to our overnight mail address at MassMutual, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111.

Overview

The following is intended as a summary. Please read each section of this prospectus for additional detail.

We no longer sell the Flex Extra contract. However, we continue to administer existing contracts.

Flex Extra is a contract between “you,” the owner and “us,” Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Company”). The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payment(s), we agree to pay you an income (annuity payments) when you choose to receive it. You designate the date on which the income period begins.

The Flex Extra contract has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you apply your entire contract value to an annuity option that begins on the maturity date. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

Contract Type	This prospectus describes two contracts: a single purchase payment contract and a flexible purchase payment contract. Both are individual variable annuity contracts. They both provide for accumulation of contract value and annuity payments on a fixed and/or variable basis.
A contract issued by Massachusetts Mutual Variable Annuity Separate Account 1 is designed for use in retirement plans which qualify for special federal tax treatment under the Internal Revenue Code (IRC). See “Taxes.”
A contract issued by Massachusetts Mutual Variable Annuity Separate Account 2 is designed for use outside of the qualified retirement plans offered through Massachusetts Mutual Variable Annuity Separate Account 1 and was available for purchase by a Charitable Remainder Trust. This contract is referred to as non-qualified. See “Taxes.”

The two contract types are the same, except that there are:

1) different sales and administrative charges;

2) different minimum purchase payment amounts; and

3) certain differences associated with tax-qualified plans.

The Prospectus and the Contract	The prospectus and SAI describe all material terms and features of your contract. Certain non-material provisions of your contract may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your contract for specific variations since any such state variation will be included in your contract or in riders or endorsements attached to your contract.
Annuity Options	We make annuity payments based on the annuity option you elect. When you elect an annuity option you also elect among a number of features, including, but not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable and/or fixed payments. See “The Income Phase.”
Investment Choices	You can choose to allocate your purchase payment(s) among various investment choices. Your choices include the underlying funds and one fixed interest account called the Guaranteed Principal Account (GPA). See “Investment Choices” and “Transfers and Transfer Programs – Transfer Programs – Asset Allocation Program.”

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Withdrawals	Subject to certain restrictions, you may periodically make partial withdrawals of your contract value. If you make a full withdrawal of your contract value, all your rights under the contract will be terminated. Income taxes, tax penalties, and a contingent deferred sales charge (CDSC) may apply to any withdrawal you request. See “Withdrawals,” “Expenses – Contingent Deferred Sales Charge (CDSC)” and “Taxes.”
Transfers	Subject to certain restrictions, you may periodically transfer contract value among available investment choices. See “Transfers and Transfer Programs.”
Death Benefit	A beneficiary may receive a benefit in the event of your death prior to the income phase. Once the income phase commences, payments upon death may be available to beneficiaries depending on the annuity option elected. See “Payments on Death” and “The Income Phase.”
Fees	Your contract value will be subject to certain fees. These charges will be reflected in your contract value and may be reflected in any annuity payments you choose to receive from the contract. See “Expenses” and “Table of Fees and Expenses.”
Taxation	The Internal Revenue Code of 1986, as amended (IRC), has certain rules that apply to the contract. These tax treatments apply to earnings from the contract, withdrawals, death benefits and annuity options. See “Taxes.”
Tax Deferral	You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should only consider buying a variable annuity to fund a qualified plan for the annuity’s additional features such as lifetime income payments and death benefit protection.
Right to Cancel Your Contract	You have a right to examine your contract. If you change your mind about owning your contract, you can generally cancel it within 10 calendar days after receiving it. However, this time period may vary by state. See “Right to Cancel Your Contract.”
Our Claims-Paying Ability	Any guarantees we make under the contract are subject to our financial strength and claims-paying ability. See “Other Information – Our Ability to Make Payments Under the Contract.”

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Table of Fees and Expenses

The following tables describe the fees and expenses you pay when buying, owning, and surrendering the contract. In addition to other fees and expenses shown below, premium taxes may also apply, but are not reflected below.

I.  The first table describes the fees and expenses you pay at the time you surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below.

Owner Transaction Expenses	Current	Maximum
Contingent Deferred Sales Charge (as a percentage of amount withdrawn or applied to certain annuity options 1)
Single Purchase Payment Contract	5%	5%
Flexible Purchase Payment Contract	8%	8%

Contingent Deferred Sales Charge Schedules

Single Purchase Payment Contract	Contract Year	1	2	3	4	5	6 and later
	Percentage	5%	4%	3%	2%	1%	0%

Flexible Purchase Payment Contract	Contract Year	1	2	3	4	5	6	7	8	9	10 and later
	Percentage	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

1	See “The Income Phase – Annuity Options – Fixed Time Payment Option.”

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including underlying fund fees and expenses. There is no charge for transfers during the accumulation phase. We do not allow transfers during the income phase.

Periodic Contract Charges	Current	Maximum
Annual Administrative Charge [2]
Single Purchase Payment Contract	$30	$50
Flexible Purchase Payment Contract	$35	$50
Separate Account Annual Expenses for Single and Flexible Purchase Payment Contracts (as a percentage of average account value in the separate account)
Mortality and Expense Risk Charge	1.15%	1.25%
Administrative Expense Charge	0.15%	0.15%

Total Separate Account Annual Expenses	1.30%	1.40%

2	Under certain circumstances, the annual Administrative Charge may be lower than the current charge listed. See “Expenses – Administrative Charge.”

Annual Fund Operating Expenses

Single and Flexible Purchase Payment Contracts.  While you own the contract, if your assets are invested in any of the divisions, you will be subject to the fees and expenses charged by the fund in which that division invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2017 (before any waivers or reimbursements). 1 More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the contract is contained in each fund prospectus. Current and future expenses may be higher or lower than those shown.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.43%	0.86%

1	The fund expenses used to prepare this table were provided to us by the funds. We have not independently verified such information provided to us by funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the contract. For information on compensation we may receive from the advisers and sub-advisers to some of the funds, see “Investment Choices – Compensation We Receive from Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the contract, see “Other Information – Distribution.”

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Examples for Single Purchase Payment Contract

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. There are two sets of Examples. The first set assumes you purchased a single purchase payment contract and the second set of Examples assumes you purchased a flexible purchase payment contract. The Examples assume that no loan has been taken.

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown or that you decide to begin the income phase at the end of each year shown and we do not deduct a contingent deferred sales charge.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a division that has a 5% gross return each year,
•	that either the current or maximum fees and expenses in the “Table of Fees and Expenses” apply, and
•	that you selected one of two divisions:
1)	the one that invests in the fund with the maximum total operating expenses, or
2)	the one that invests in the fund with the minimum total operating expenses.

Examples Using Current Expenses.  Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Division with maximum total operating expenses	$686	$981	$1,282	$2,532	$223	$688	$1,179	$2,532
Division with minimum total operating expenses	$644	$854	$1,064	$2,082	$180	$557	$958	$2,082

Examples Using Maximum Expenses.  Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Division with maximum total operating expenses	$698	$1,018	$1,345	$2,660	$235	$726	$1,242	$2,660
Division with minimum total operating expenses	$656	$891	$1,128	$2,215	$192	$595	$1,023	$2,215

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Examples for Flexible Purchase Payment Contract

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown or that you decide to begin the income phase at the end of each year shown and we do not deduct a contingent deferred sales charge.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a division that has a 5% gross return each year,
•	that either the current or maximum fees and expenses in the “Table of Fees and Expenses” apply, and
•	that you selected one of two divisions:
1)	the one that invests in the fund with the maximum total operating expenses, or
2)	the one that invests in the fund with the minimum total operating expenses.

Examples Using Current Expenses.  Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Division with maximum total operating expenses	$969	$1,391	$1,728	$2,602	$230	$708	$1,213	$2,602
Division with minimum total operating expenses	$929	$1,269	$1,520	$2,155	$187	$578	$994	$2,155

Examples Using Maximum Expenses.  Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Division with maximum total operating expenses	$983	$1,432	$1,798	$2,748	$244	$752	$1,287	$2,748
Division with minimum total operating expenses	$943	$1,311	$1,591	$2,308	$201	$622	$1,069	$2,308

For the single purchase payment contract, the examples using current expenses reflect the annual contract maintenance charge of $30 as an annual charge of 0.04%. The examples using maximum expenses reflect the annual contract maintenance charge of $50 as an annual charge of 0.06%.

For the flexible purchase payment contract, the examples using current expenses reflect the annual contract maintenance charge of $35 as an annual charge of 0.11%. The examples using maximum expenses reflect the annual contract maintenance charge of $50 as an annual charge of 0.15%.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

There is an accumulation unit value history in “Appendix A – Condensed Financial Information.”

There is information concerning compensation payments we make to sales representatives in connection with the sale of the contracts in “Other Information – Distribution.”

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The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Direct to Consumer, Institutional Solutions and Workplace Solutions.

MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Ownership of a Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities).

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact. See “Taxes – Non-Natural Owner.”

In most states, we would not issue a flexible purchase payment contract to you if you were 75 1⁄2 years or older as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary.

Contracts under qualified plans, including section 457 deferred compensation plans, generally must be held by the plan sponsor or plan trustee. Except for TSAs, Keogh plans, and IRAs, an individual cannot be the owner of a contract held to fund a qualified plan. Therefore, the individuals covered by the qualified plan have no ownership rights.

Annuitant

The annuitant is the person on whose life we base annuity payments. You may change the annuitant before the annuity date subject to our approval. However, the annuitant may not be changed on a contract owned by a non-natural person unless the contract was issued under a plan pursuant to IRC Section 401(a), 408(a), 408(b) or 408A. We will use the age of the annuitant to determine all applicable benefits under a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. You may change the beneficiary at any time before you die. To change an irrevocable beneficiary, we must receive written authorization on our form in good order at our Service Center from the irrevocable beneficiary.

You can name different classes of beneficiaries, such as primary or secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

If you are married and your contract is issued under an ERISA plan, your ability to name a primary beneficiary other than your spouse is restricted.

Beneficiary IRA

Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to

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meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax. For a list of the eligibility requirements/restrictions, see “Payments on Death – Beneficiary IRA Election.”

Additional Purchase Payments

Purchase Payments

We no longer sell the Flex Extra variable annuity contract. However, we do continue to administer the contracts. If you have a flexible purchase payment contract, you may continue making additional purchase payments to your contract.

Minimum:

•	$2,000, if you intend to make only one purchase payment over the lifetime of the contract; or otherwise
•	$600, divided by the number of installments (not more than 12) which you expect to make each year.

Maximum:

•	$1 million total payments without our prior approval ($500,000 in New Jersey).

You can make additional purchase payments to your flexible purchase payment contract. However, additional purchase payments of less than $50 are subject to our approval.

You can make additional purchase payments:

•	by mailing your check that clearly indicates your name and contract number to our lockbox:

First Class Mail

MassMutual VA

Annuity Payment Services

P.O. Box 92714

Chicago, IL 60675-2714

Overnight Mail

MassMutual VA

Annuity Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 2714

Chicago, IL 60654

•	by Wire Transfer:

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Service Center. We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of the AIP.

Allocation of Purchase Payments

When you purchase your contract, we will apply your purchase payment among the investment choices according to the allocation instructions you provide. If you make additional purchase payments and do not provide new allocation instructions, we will apply each according to the allocation instructions we have on record.

Once we receive your initial purchase payment and the necessary information in good order at our lockbox or Service Center, we will apply your initial purchase payment within two business days. If you do not give us all the information we need, we

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will notify you. When we receive all of the necessary information, we will then apply your initial purchase payment within two business days. If for some reason we are unable to complete the issue process within five business days, we will either send back your money or get your permission to keep it until we receive all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them and all necessary information in good order at our lockbox or Service Center. If we receive your purchase payment at our lockbox or Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day. Our business day closes when the New York Stock Exchange (NYSE) closes, usually 4:00 p.m. Eastern Time.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a policy or contract with another policy or contract, you might have to pay a surrender charge on the replaced policy or contract, and there may be a new surrender charge period for the new policy or contract. In addition, other charges may be higher (or lower) and the benefits may be different.

If you purchase the contract described in this prospectus in exchange for an existing policy or contract from another company, we may not receive your initial purchase payment from the other company for a substantial period of time after we receive your signed application.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Right to Cancel Your Contract

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within ten calendar days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge and your contract will be terminated. The value you will receive back is based on the formula shown in your contract.

Investment Choices

Choose Investment Choices Appropriate for You.  When electing among your available investment choices consider your circumstances, investment goals, financial situation and risk tolerance. After you elect investment choices for your initial purchase payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate. Through the contract we offer a number of investment choices, but we do not recommend or endorse any particular investment choice and we do not provide investment advice. Because investment risk is borne by you, carefully consider your investment choice elections.

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Understand the Risks Associated with Your Investment Choices.  If your contract value is allocated to a fund, your contract value will be influenced by the investment performance of that fund. You will want to read the fund prospectus, especially the section discussing the risks of investing in the fund. The fund prospectuses are attached to this prospectus.

Be Informed.  Read this prospectus. Also review information about the funds: the fund prospectus, statement of additional information, annual report and semiannual report.

The Separate Accounts

Under Massachusetts law, we established two separate accounts: Massachusetts Mutual Variable Annuity Separate Account 1 (Separate Account 1) and Massachusetts Mutual Variable Annuity Separate Account 2 (Separate Account 2). We established Separate Account 1 for qualified contracts on April 8, 1981, and Separate Account 2 for non-qualified contracts on October 14, 1981. The separate accounts are registered with the SEC as unit investment trusts under the Investment Company Act of 1940 (1940 Act).

The separate accounts hold the assets that underlie the contracts, except those assets allocated to our general account. We keep the assets of each separate account separate from the assets of our general account and other separate accounts. The separate accounts are divided into divisions, each of which invests exclusively in a single investment choice.

We own the assets of the separate accounts. We credit gains to or charge losses against the separate accounts, whether or not realized, without regard to the performance of other investment accounts. Assets of the separate accounts may not be used to pay any of our liabilities other than those arising from the contracts. If assets of the separate accounts exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of each separate account are not our generalized obligations and will be satisfied solely by the assets of each separate account.

The Funds

The following funds are available as investment choices under the contract. If your contract value is allocated to a fund, your contract value will be influenced by the investment performance of that fund.

These funds are only available to insurance company separate accounts and qualified retirement plans, are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names and investment goals and policies that are sold directly to the public. While a fund may have many similarities to these other publicly available mutual funds, you should not expect the investment results of the fund to be the same as the investment results of those publicly available mutual funds. We do not guarantee or make any representation that the investment results of the funds will be comparable to the investment results of any other mutual fund, even a mutual fund with the same investment adviser or manager.

Fund Type	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Money Market
	MML U.S. Government Money Market Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Fixed Income
	MML Managed Bond Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	Oppenheimer Global Strategic Income Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Balanced
	MML Blend Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Large Cap Value
	MML Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: OppenheimerFunds, Inc. and Brandywine Global Investment Management, LLC

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Fund Type	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid Cap Growth
	Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
International/Global
	Oppenheimer Global Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.

1	You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The yield of this fund may become very low during periods of low interest rates. After deduction of separate account charges, the yield in the division that invests in this fund could be negative.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the fund prospectuses carefully before investing.

Addition, Removal, Closure or Substitution of Funds

We have the right to change the funds offered through the contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain contract owners. Examples of possible changes include: adding new funds or fund classes; removing existing funds or fund classes; closing existing funds or fund classes; or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a division without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which your contract belongs.

Conflicts of Interest.  The funds available with the contract may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the separate account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the separate account and one or more of the other separate accounts participating in the funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the separate account from participation in the funds involved in the conflict or substituting shares of other funds.

Compensation We Receive from Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.22%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation may not be reflected in a fund’s expenses because this compensation may not be paid directly out of a fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit www.massmutual.com/privacy-policy/compensation-arrangements or call our Service Center at the number shown on page 1 of this prospectus.

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When selecting the funds that will be available with MassMutual’s variable contracts we consider each fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain funds through the contract at least in part because they are managed by us or an affiliate.

The Guaranteed Principal Account

You may allocate purchase payments to our fixed interest account referred to as the Guaranteed Principal Account (GPA). Purchase payments allocated to the GPA and transfers to the GPA become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (1933 Act) nor is the general account registered under the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general account see “Other Information – Our Ability to Make Payments Under the Contract.”

Subject to restrictions detailed under “Transfers and Transfer Programs” and “Withdrawals” you may make transfers of your contract value into or from the GPA and withdrawals from the GPA.

You do not participate in the investment performance of the assets in the GPA. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3.5% per year. We may also credit a higher rate of interest at our discretion.

Although we are not obligated to credit interest at a rate higher than 3.5%, we will credit and guarantee a secondary interest rate, that may be higher but will never be lower than 3.5%, for each calendar year period. In addition, we may pay a rate of interest in excess of the secondary guarantee for periods we deem appropriate.

For tax-sheltered annuities (TSAs), we credit interest on loaned amounts held in the GPA at a daily rate equivalent to the greater of:

•	3.5% per year, or
•	the adjustable loan interest rate in effect, less an amount that will not exceed 4%.

Contract Value

Your contract value is the sum of your value in the separate account and the GPA.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units.  Every business day we determine the value of an accumulation unit for each of the divisions. Changes in the accumulation unit value reflect the investment performance of the funds as well as the deductions we make for our separate account charges.

The value of an accumulation unit may go up or down from business day to business day. The SAI contains more information on the calculation of the accumulation unit value.

When you make a purchase payment to the funds, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a division by the value of one accumulation unit for that division. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each division after the NYSE closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example.  On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Global Strategic Income Fund/VA. When the NYSE closes on that Monday, we determine that the value of

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an accumulation unit for the Oppenheimer Global Strategic Income Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Global Strategic Income Fund/VA.

Business Days and Non-Business Days

Our business day closes when the NYSE business day closes. The NYSE business day usually closes at 4:00 p.m. Eastern Time. Our non-business days are those days when the NYSE is not open for trading.

Sending Requests in Good Order

From time to time you may want to submit a request for transfer among investment choices, a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order.” Contact our Service Center to learn what information we require for your request to be in “good order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

In addition to written requests, we may allow requests to our Service Center:

•	by fax at (866) 329-4272,
•	by e-mail at ANNfax@MassMutual.com,
•	by telephone at (800) 272-2216, or
•	by internet at www.massmutual.com/loginsc.

Fax, telephone, e-mail or internet transactions may not always be available. Fax, telephone and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone or the internet.

Transfers and Transfer Programs

We have the right to terminate, suspend or modify the transfer and transfer program provisions described in this prospectus.

Transfers During the Accumulation Phase

You may transfer all or part of your assets among the funds or into the GPA. You may transfer assets out of the GPA subject to restrictions on frequency and amount as detailed in this section. We do not charge a fee for making transfers.

We reserve the right to limit transfers to once every 90 days. We also reserve the right to not allow transfers during the period 30 days before your contract enters the income phase.

You can make transfers by written request, e-mail, telephone, fax, or by other means we authorize. You must clearly indicate the amount and investment choices from and to which you wish to transfer. We will use reasonable procedures to confirm that instructions given to us are genuine. We may record all telephone instructions.

Your registered representative may provide us with instructions on your behalf involving fund transfers subject to our rules and requirements, including the restrictions on frequent trading and market timing activities.

Your transfer is effective on the business day we receive your request in good order at our Service Center. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. If we receive your transfer request in good order at our Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers from the GPA to the funds are subject to the following restrictions. Due to these restrictions, if you allocate assets to the GPA, it may take several years to transfer the full allocation out of the GPA.

1)	You are limited to one transfer out of the GPA each contract year.
2)	Annual transfers out of the GPA cannot exceed 25% of the amount you have in the GPA on the date the transfer is made. However, if you transfer 25% of your contract value from the GPA for three consecutive contract years, the fourth consecutive annual transfer may be for the entire amount in the GPA, provided that no payments or transfers have been made into the GPA during the period.

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If your contract value in the GPA is $500 or less at the time of your transfer, then you may transfer the entire amount out of the GPA.

If your contract is a tax-sheltered annuity (TSA) with a right to make loans, the maximum amount of any transfer from the GPA is the lesser of:

1)	25% of the amount in the GPA on the date the transfer is made; or
2)	the amount in the GPA on the date the transfer is made, less the amount of any outstanding contract loan.

If your contract value in the GPA is $500 or less at the time of your transfer, then you may transfer the entire amount out of the GPA, less the amount of any outstanding contract loan.

Finally, we reserve the right to:

1)	limit the sum of any transfer and partial withdrawals from the GPA during any contract year to no more than 25% of the amount in the GPA on the date that the transfer or first partial withdrawal from the GPA is made during that contract year; and
2)	prohibit transfers from the GPA to the MML U.S. Government Money Market Fund.

Limits on Frequent Trading and Market Timing Activity

The contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with the contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the contract owner to submit transfer requests by regular mail only. We will not accept other owner transfer requests if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by

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SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a contract year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

You may not make any transfers during the income phase.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Service Center.

Overview.  We currently offer the following transfer programs:

1)	Dollar Cost Averaging Program;
2)	Asset Allocation Program;
3)	Interest Sweep Option; and
4)	GPA Liquidation Program.

These programs are only available during the accumulation phase of your contract.

You may only participate in one of these programs at any one time.

We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future.

Dollar Cost Averaging Program.  The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds or to the GPA. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

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Your Dollar Cost Averaging Program will terminate:

•	upon payment of the death benefit;
•	if we make the last transfer you selected;
•	if you request a loan on a TSA contract;
•	if there is insufficient contract value in the source fund to make the transfer; or
•	if we receive from you, in good order, a written request or a request over the telephone to terminate the program prior to the next scheduled transfer date.

Asset Allocation Program.  The Asset Allocation Program allows you to periodically adjust the percentage of your contract value allocated to selected investment choices. We will automatically transfer money between investment choices to maintain your desired allocation. With the Asset Allocation Program, you may maintain a balanced and diversified approach to investing, as decreases in one fund can be offset by gains in another.

Your Asset Allocation Program will terminate:

•	upon payment of the death benefit;
•	if we make the last transfer you elected;
•	if you request a loan on a TSA contract; or
•	if we receive from you, in good order, a written request or a request over the telephone to terminate the program prior to the next scheduled transfer date.

Interest Sweep Option.  Under this program, we will automatically transfer your earnings from your contract value in the GPA to one or more selected funds. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

Your Interest Sweep Option Program will terminate:

•	if your account balance falls below the required minimum amount in the GPA;
•	upon payment of the death benefit;
•	if you request a loan on a TSA contract; or
•	if we receive from you, in good order, a written request or a request over the telephone to terminate the program prior to the next scheduled transfer date.

GPA Liquidation Program.  Under the GPA Liquidation Program, you can automatically transfer 25% of your GPA balance to one or more funds until your GPA balance is liquidated in the fourth consecutive year. This option lets you systematically transfer your money into more aggressive funds. The GPA Liquidation Program does not assure a profit and does not protect you against loss in declining markets. There are no required minimum balances, and the program will continue until all your GPA account value is transferred. All transfers are made on an annual basis. You may adjust your allocations at any time.

Your GPA Liquidation Program will terminate:

•	upon payment of the death benefit;
•	if you request a loan on a TSA contract;
•	if you add any money to the GPA through transfers or additional purchase payments during the 4-year period; or
•	if we receive from you, in good order, a written request or a request over the telephone to terminate the program prior to the next scheduled transfer date.

Withdrawals

Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your contract is issued under a qualified plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties, a Contingent Deferred Sales Charge (CDSC) and certain restrictions may apply to any withdrawal you make.

During the accumulation phase you may make either a partial or full withdrawal of your contract value. If you make a full withdrawal of your contract value, we terminate your contract and no longer provide a death benefit.

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If you make a partial withdrawal, you must tell us from which investment choices you want the withdrawal taken. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a fund or the GPA, if less. After you make a partial withdrawal we require you to keep at least $500 in your contract. If your partial withdrawal is a required minimum distribution we do not require a minimum contract value following that partial withdrawal. Partial withdrawals may be subject to a contingent deferred sales charge.

If you request a full withdrawal of your contract value, you may ask us to make the payment in one sum or apply the amount to one or more annuity options.

We reserve the right to limit the sum of any transfer and partial withdrawals from the GPA during any contract year to no more than 25% of the amount in the GPA on the date that the transfer or first partial withdrawal from the GPA is made during that contract year.

When you make a full withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;
•	less any applicable premium tax; and
•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, submit in good order to our Service Center, our partial surrender or full surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Other Means.  You may request certain partial and full withdrawals by other means we authorize such as e-mail, telephone, or fax. Contact our Service Center for details.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, in good order, at our Service Center:

a)	our partial surrender or full surrender form; and
b)	if applicable, a “letter of acceptance.”

If we receive this item(s) at our Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For e-mail, telephone or fax requests, your withdrawal is effective on the business day we receive your communication in good order, provided it is received prior to the close of business. For communications received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within seven days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments. See “Other Information – Suspension of Payments or Transfers.”

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from individually-owned qualified contracts or contracts owned under a governmental 457(b) deferred compensation plan.

Automatic Withdrawal Option Program.  We may from time to time refer to this as the Systematic Withdrawal Program (SWP).

For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Automatic Withdrawal Option Program allows you to set-up automatic periodic withdrawals from your contract value. We do not charge you for participation in the Automatic Withdrawal Option Program, but we reserve the right to charge up to $3 per withdrawal in the future.

Your Automatic Withdrawal Option Program will end:

•	if you withdraw your total contract value;
•	if the next automatic withdrawal will lower your contract value below $500, unless your withdrawal is a minimum required distribution;
•	if we receive, in good order, a notification of the owner’s death;

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•	if we receive, in good order, a notification of the annuitant’s death if the owner is a non-natural person;
•	if we process the last withdrawal you selected;
•	if you begin receiving annuity payments; or
•	if we receive from you, in good order, a written request or a request over the telephone to terminate the program any time before or on the next withdrawal date.

Right to Make Loans from a TSA Contract

In some states, if your contract is a non-ERISA and non-Texas Optional Retirement Program TSA, you may be able to make a loan under your contract. All such loans must conform to the requirements of the Internal Revenue Code and your specific plan. You must request a loan by mailing or faxing all required forms in good order to our Service Center. Loan proceeds generally are mailed within ten business days of the loan being approved.

You are required to repay your loan according to the loan repayment schedule you elect when you request a loan. Loan repayments (including interest due) must be sent to our Service Center and are credited as of the business day received. Loan repayments are due quarterly; however, you may make additional repayments. The first repayment will be due three months after the loan was issued. Any repayment will be applied first to the interest accrued to the date your repayment is received, and then to the loan principal. Loan repayments made in addition to regularly scheduled quarterly repayments will be applied to loan principal only and will not change the due dates or amounts of subsequent quarterly payments, but will shorten the term of the loan.

If you request a loan, we will deduct your requested loan amount from your investment choice(s) in proportion to the non-loaned value of each on the date of your loan request. As long as your loan is outstanding, a portion of your contract value equal to the loan amount is held in the loaned portion of the GPA. On each contract anniversary while a loan is outstanding, an amount of contract value equal to any due and unpaid loan interest is also transferred to the loaned portion of the GPA. Upon each loan repayment, we will transfer value equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA, unless you request for us to transfer the repayment amount to your investment choice(s) based upon your current purchase payment allocation.

We charge interest daily on any outstanding loan at an effective annual interest rate which may change annually. Interest is due and payable quarterly (based on the date the loan was taken). We also credit interest on the loan amount held in the loaned portion of the GPA. The difference between the rate of interest we charge on the loan amount and the rate we credit on the loan amount is the net cost of the loan, which will not exceed 4%.

If a required loan repayment is not paid in full within 90 days after its due date, the total existing loan balance will be determined to be in default. If you default, the outstanding debt will be considered a taxable distribution and we will do appropriate tax reporting. We will withdraw sufficient contract value to repay the debt to the extent such withdrawals are not restricted under the Internal Revenue Code. If we cannot make such withdrawals because they are restricted under the Internal Revenue Code, the loan will remain outstanding and continue to accrue interest until it is satisfied.

If you own a TSA Contract with an outstanding loan and are taking an eligible distribution of your entire contract value, we will deduct any outstanding contract debt from the amount you withdraw. If you make a partial withdrawal, the contract value remaining after the withdrawal must not be less than:

•	the amount of any outstanding loan, plus
•	interest on the loan for 12 months based on the loan interest rate then in effect, plus
•	any contingent deferred sales charge that would apply to such an amount otherwise withdrawn.

Amounts held in the GPA equal to the amount of any outstanding loan are not available for withdrawal.

A loan, whether or not repaid, may have a permanent effect on the death benefit and contract value because the investment results of the funds and current interest rates credited to the non-loaned portion of the GPA do not apply to amounts held in the loaned portion of the GPA. Depending on the investment results of the funds or credited interest rates for the non-loaned portion of the GPA while the loan is outstanding, the effect could be favorable or unfavorable.

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Expenses

This section describes the charges and deductions we make under the contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of distribution expenses. These charges and deductions reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts:

1)	the mortality and expense risk charge; and
2)	the administrative expense charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We may increase this charge at any time while you own the contract, but the charge will never exceed 1.25%. This charge is for:

•	the mortality risk associated with the insurance benefits we provide, including our obligation to make annuity payments after the maturity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;
•	the expense risk that the current administrative expense and annual administrative charges will be insufficient to cover the actual cost of administering the contracts.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Expense Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual administrative charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Administrative Charge

Starting in the second contract year, we impose a charge against each contract to reimburse us for expenses relating to the issuance and maintenance of the contract. We deduct this charge on the first day of the contract year.

If you own a single purchase payment contract, we deduct $30 per contract year as an administrative charge. The charge is $35 per contract year if you own a flexible purchase payment contract. We may increase this charge at any time while you own the contract, but the charge will never exceed $50. We have set the administrative charge and the administrative expense charge so that we will not make a profit on these charges.

We make this deduction from the funds you have selected in the order noted in your contract and then from the GPA. The charge we impose against amounts in the GPA will not be greater than 1% of your contract value in the GPA on the contract anniversary.

Contingent Deferred Sales Charge (CDSC)

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount. We may also apply the charge if you elect a Fixed

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Time Payment Option with a payment period of less than ten years. See “The Income Phase – Annuity Options – Fixed Time Payment Option.” We use the contingent deferred sales charge to cover certain expenses related to the sale of the contract.

If we assess a contingent deferred sales charge, we will deduct it from the amount that you withdraw or apply to Annuity Option B.

The contingent deferred sales charge is assessed as follows:

Contract Year When Withdrawal is Made or Contract Value is Applied to certain Annuity Options*	Charge for Flexible Purchase Payment Contracts (as a percentage of the amount you withdraw or apply to certain annuity options*)	Charge for Single Purchase Payment Contracts (as a percentage of the amount you withdraw or apply to certain annuity options*)
1st Year	8%	5%
2nd Year	8%	4%
3rd Year	7%	3%
4th Year	6%	2%
5th Year	5%	1%
6th Year	4%	0%
7th Year	3%	0%
8th Year	2%	0%
9th Year	1%	0%
10th Year and thereafter	0%	0%

*	See “The Income Phase – Annuity Options – Fixed Time Payment Option.”

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

•	Upon payment of the death benefit.
•	On amounts withdrawn as Required Minimum Distributions (RMDs), to the extent they exceed the free withdrawal amount. In order to qualify for this exception you must be participating in a systematic withdrawal program established for the payment of RMDs, under which the annual RMD is calculated by us, based solely on the fair market value of the contract (RMD program). If you choose to take withdrawals to satisfy your RMD for the contract outside of our RMD program, or if you choose to take withdrawals from the contract to satisfy your RMD(s) for other qualified assets, CDSC may apply.
•	Upon application of the contract value to any Single Life or Joint and Survivor Life Annuity Options, or to a period certain annuity of at least ten years.
•	If you redeem “excess contributions” from a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.
•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under the contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for the contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.
•	If you apply your entire contract value to purchase a single premium immediate life annuity or a fixed deferred annuity issued by us or one of our affiliates.
•	On any withdrawals made or amounts applied to an annuity option when you reach the latest permitted annuity date for your contract.

Free Withdrawals

Each contract year and on the maturity date, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your contract value. You may take this 10% in multiple withdrawals each contract year.

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We have a different free withdrawal provision for contracts purchased by a Charitable Remainder Trust. Subject to state availability, we will not impose a contingent deferred sales charge on withdrawals in each contract year equal to the greater of:

•	10% of the contract value on the date of the first withdrawal in the contract year; or
•	earnings in the contract as of the date of the withdrawal.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction either from your purchase payments when they are made or from your contract value when you make withdrawals, when you enter the income phase, or upon your death, depending on your state of residence. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

There is no charge for transfers during the accumulation phase. We do not allow transfers during the income phase.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The separate accounts purchase shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses may also include 12b-1 fees to cover distribution and/or certain service expenses. When you select a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the contract. See each fund’s prospectus for more information regarding these expenses.

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of several annuity options.

You can choose the day, month and year in which annuity payments begin. This date must be the 1st through 28th day of the month. We call that date the maturity date or the annuity payment start date.

You may choose your maturity date when you purchase your contract. After you purchase your contract you can request an earlier maturity date by notifying us in writing at least 30 days before the maturity date. You can request that we delay your maturity date by notifying us in writing or by telephone any time before or on the maturity date.

According to your contract, the maturity date must be on or before the contract anniversary nearest the annuitant’s 85th birthday. However, you may defer the maturity date to age 100 (including for a Charitable Remainder Trust if permitted by state law).

At the maturity date, you have the same fund choices that you had during the accumulation phase. You can choose whether annuity payments will be fixed, variable, or a combination of both. You may also elect to receive your contract value in a lump sum.

On the maturity date, we must have written instructions in good order at our Service Center regarding your annuity option choice including whether you want fixed and/or variable payments.

If on the maturity date we do not have your instructions, we will assume you elected a variable monthly annuity under a life income option with 120 annuity payments guaranteed. We will transfer contract value in the GPA, if any, to a money market fund and use your full contract value to provide variable annuity payments based on your current fund allocations. If you contract is a qualified contract, we may assume that you elected a different annuity option in order to comply with requirements applicable to qualified plans.

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Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract no later than the beginning date required by the IRC. These distributions can be withdrawals or annuity payments. Such distributions should be at least equal to the minimum amount required by the IRC or paid through an annuity option that complies with the Required Minimum Distribution Rules of IRC Section 401(a)(9). If your contract is an IRA, the required beginning date is no later than April 1 of the calendar year after you reach age 70 1⁄2. For qualified plans and TSAs that date is no later than April 1 of the calendar year following the later of the year you reach age 70 1⁄2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the maturity date;
•	the deduction of premium taxes, if applicable;
•	the deduction of a contingent deferred sales charge (may be deducted only under a Fixed Time Payment Option);
•	the annuity option you select;
•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and
•	the minimum guaranteed payout rates associated with your contract.

In most states, if the single premium immediate annuity rates offered by MassMutual on the maturity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments.  If you choose variable payments, over time the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the maturity date;
•	the deduction of premium taxes, if applicable;
•	the deduction of a contingent deferred sales charge (may be deducted only under a Fixed Time Payment Option);
•	the annuity option you select;
•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected);
•	the minimum guaranteed payout rates associated with your contract; and
•	an assumed investment rate (AIR) of 4%.

Future variable payments will depend on the performance of the funds you elected. If the actual performance exceeds the 4% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. The value of your annuity units will fluctuate to reflect the investment performance of the funds you elected. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change unless you make a withdrawal as permitted under certain annuity options or you elect an annuity option with reduced payments to the survivor and those payments to the survivor commence.

For a more detailed description of how the value of an annuity unit and the amount of the variable annuity payments are calculated, see the SAI.

Annuity Options.  The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. Also, you may not transfer among the funds and the GPA. In addition, during the income phase we do not allow withdrawals, except under options A, B and D. The annuity options below are described in terms of monthly payments. However, if you elect to receive fixed payments, you may request annual, semiannual, or quarterly payments instead.

A)	Fixed Income Payment Option (available as a fixed payment only). We will make each monthly payment for an agreed fixed amount. Each monthly payment will be at least $10 for each $1,000 applied. We will pay interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. Payments will continue until the amount we hold runs out. The last payment will be for the remaining balance. All or part of the unpaid balance may be withdrawn or applied to another available annuity option.

B)	Fixed Time Payment Option. We will make fixed and/or variable monthly annuity payments for any period elected, up to 30 years. We may deduct a contingent deferred sales charge if you elect a payment period of less than ten years.

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You may elect to withdraw the commuted value of the remaining unpaid monthly annuity payments. We may deduct a contingent deferred sales charge if we did not do so on the maturity date.

C)	Lifetime Payment Option. We will make fixed and/or variable payments based on the life of the annuitant. If you elect this option, we will make annuity payment:

1)	without any guaranteed number of payments;
2)	with payments guaranteed for the amount applied; or
3)	with a guaranteed number of payments for 5, 10 or 20 years.

D)	Interest Payment Option (available only on non-qualified contracts and available only as a fixed payment option). We will hold any amount applied to this option. We will pay any interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. All or part of the unpaid balance may be withdrawn or applied to another available annuity option.

E)	Joint Lifetime Payment Option. We will make fixed and/or variable annuity payments, based on the lives of two annuitants. When one dies, payments continue for the lifetime of the other. The two variations of this option are:

1)	Payments for two lives only. No specific number of payments is guaranteed. Payments stop when both persons have died.
2)	Payments guaranteed for ten years. Payments stop at the end of ten years, or when both named persons have died, whichever is later.

F)	Joint Lifetime Payment Option with Reduced Payments. We will make fixed and/or variable monthly payments based on the lives of two annuitants. Payments will continue while both are living. When one dies, reduced payments will continue for the lifetime of the other. These reduced payments will be two-thirds of what we would have paid if both persons had continued to live. Payments stop when both persons have died.

If your contract value is less than $2,000 on the maturity date, or if you elect variable payments and the annuity option you elect produces an initial monthly payment of less than $20, we reserve the right to pay you a lump sum rather than a series of annuity payments. If you elect fixed payments and payments amount to less than $20 each, we have the right to make payments less frequently.

Limitation on Annuity Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on which annuity option you may elect. Furthermore, if your contract is issued under an ERISA plan, and you are married when your contract enters the income phase, your ability to elect certain annuity options may be limited and/or require spousal consent.

Payments on Death

Death of Owner During the Accumulation Phase.  If you die during the accumulation phase, we will pay a death benefit to your primary beneficiary. Your beneficiary may request that the death benefit be paid under one of the death benefit options. If your contract is a non-qualified contract or is held as a traditional IRA (including SEP IRAs) or Roth IRA and your surviving spouse is the sole primary beneficiary, he or she may elect to become the owner of the contract at the then current contract value subject to certain restrictions. See “Payments on Death – Death Benefit Payment Options During the Accumulation Phase.”

Death Benefit Amount During the Accumulation Phase.  The death benefit values are determined as of the business day we receive proof of death in good order at our Service Center. From the time the death benefit is determined until complete distribution is made, any amount in a division will be subject to investment risk. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the beneficiary(ies). The death benefit will be the greater of:

1)	the total of all purchase payments, less any withdrawals and any applicable charges; or
2)	your contract value.

We will deduct the amount of any applicable premium taxes, and the amount of any outstanding contract debt if the contract is a TSA. We do not impose a contingent deferred sales charge on death benefit payments.

Death Benefit Payment Options During the Accumulation Phase.  The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with the required minimum distribution rules.

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A beneficiary must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase:

•	Option 1 – lump sum payment of the death benefit within five years of the date of death; or

•	Option 2 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of your death.

Additional Option for a Spouse Who is the Sole Primary Beneficiary.  A surviving spouse who is the sole primary beneficiary under a contract that is either non-qualified or is held as a traditional IRA (including SEP IRAs) or Roth IRA may elect option (1), option (2), or may elect to continue the contract. Generally, if the contract is continued then:

1)	the initial value will equal the then current contract value;
2)	all applicable contract features and benefits will be in the surviving spouse’s name; and
3)	the surviving spouse will exercise all of the owner’s rights under the contract.

Exceptions	are as follows:

a)	if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age, then the contract cannot be continued;
b)	if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature, then the feature is not available for continuance, but the contract may be continued.

If the sole primary beneficiary is a domestic partner or civil union partner, as defined under applicable state laws, we will treat him or her as a spouse for this provision, and he or she may elect to continue the contract as described herein. However, a domestic partner or civil union partner cannot elect to continue the contract if it is a traditional IRA or Roth IRA. Since current federal tax law does not define a spouse to include a domestic partner or civil union partner, such domestic partner or civil union partner who elects to continue the contract must still meet the distribution requirements of IRC Section 72(s). In order to meet these requirements, the amount of any gain in the contract will become subject to income tax at the time the election to continue the contract is made.

The right to continue the contract by a surviving spouse, a domestic partner, or a civil union partner can only be exercised once while the contract is in effect.

See “Taxes – Civil Unions and Domestic Partnerships” if you are in a domestic partnership or civil union.

Lump Sum Payment.  If a lump sum payment is requested, we will pay the amount within seven calendar days after we receive proof of death and all required forms in good order at our Service Center.

Benefit Management Account.  For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the BMA. We will send a draftbook to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. The beneficiary may close the BMA at any time. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the Federal Deposit Insurance Corporation. We may make a profit on amounts left in the BMA. If the contract has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA. Election of the BMA shall be treated as an election of a lump sum for tax reporting purposes under IRC Section 72(s) or 401(a)(9). Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited.

Beneficiary IRA Election.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

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Eligibility Requirements/Restrictions:

If a beneficiary(ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

•	Any withdrawals under a new Beneficiary IRA contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.
•	For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge.
•	For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract.
•	The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).
•	Joint ownership of a Beneficiary IRA is not allowed.
•	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner. The beneficiary must be the annuitant and the annuitant cannot be changed.
•	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the contract owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year the original owner would have attained age 70 ½. The RMD amount will generally be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If the original contract owner died after attaining age 70 ½ and was younger than the beneficiary, the RMD amount may be calculated based on the original contract owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.
•	The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.
•	Additional contributions cannot be applied to the Beneficiary IRA.
•	Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table.
•	If the beneficiary is a trust, a Beneficiary IRA may only be established if the trust qualifies as a “see-through” trust. For see-through trusts, required minimum distributions must be calculated based upon the life expectancy of the oldest trust beneficiary and the oldest trust beneficiary must be the annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all beneficiaries, current and future, must be identifiable from the trust instrument. If any beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA.
•	Additional rules may apply. Please consult your registered representative for further information.
•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.
•	A Beneficiary IRA may only be established by the beneficiary of the IRA owner/qualified plan participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Beneficiary IRA may not be established as a “second generation” Beneficiary IRA by a successor beneficiary.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Owner During the Income Phase.  If you die during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death. If you die during the income phase, the primary beneficiary becomes the contract owner.

Death of Annuitant.  If the annuitant, who is not the owner, dies during the accumulation phase, you can name a new annuitant subject to our approval. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant.

You cannot name a new annuitant on contract value that has been applied to an annuity option. Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

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Taxes

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the contract. The information is not written or intended as tax or legal advice. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any contract. We reserve the right to make changes in the contract to assure that it continues to qualify as an annuity for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Taxation of the Company.  MassMutual is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (IRC). For federal income tax purposes, the separate accounts are not a separate entity from MassMutual, and its operations form a part of MassMutual.

Investment income and any realized gains on separate account assets generally are reflected in the contract value, although treated as accruing to the Company and not to you. As a result, no taxes are due currently on interest, dividends and short or long-term gains earned by the separate account with respect to your contract. The Company may be entitled to certain tax benefits related to the investment of Company assets, including assets of the separate account. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

Annuities in General.  Annuity contracts are a means of both setting aside money for future needs – usually retirement – and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the IRC for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification.  IRC Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The IRC provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the contract prior to the receipt of payments under the contract. We intend that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets.  For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the divisions of the separate account but cannot direct the investments each underlying fund makes. If you have too much investor control of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The Internal Revenue Service (IRS) has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

Non-Qualified Contracts.  Your contract is referred to as a non-qualified contract if you do not purchase the contract under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan.

Qualified Contracts.  Your contract is referred to as a qualified contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

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Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to distributions from qualified contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan participant receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.

IRC Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any one year period. The IRS previously applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding one year period, even if he or she had made indirect rollovers from a different IRA. Effective for distributions on or after January 1, 2015, the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA (including a Roth, SEP, or SIMPLE IRA) within one year. It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts we sell in connection with qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment. The contribution limits referenced in the plan descriptions below are the limits for 2018, and may change in subsequent years.

Individual Retirement Annuities

IRC Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” IRA contributions are limited to the lesser of $5,500 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the IRC, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SEP IRAs

IRC Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pension (SEP) IRAs. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. SEP IRAs are treated as defined contribution plans for purposes of the limits on employer contributions. Employer contributions cannot exceed the lesser of:

i)	$55,000; or
ii)	25% of compensation (a maximum of $275,000 of compensation may be considered).

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The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. SEP IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Roth IRAs

IRC Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Roth IRA contributions are limited to the lesser of $5,500 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. The determination of taxable income is based on the fair market value of the IRA at the time of the conversion. See “Taxes – Required Distributions” for information on the determination of the fair market value of an annuity contract that provides additional benefits (such as certain living or death benefits). You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Corporate Pension and Profit-Sharing Plans

IRC Sections 401(a) and 401(k) permit employers to establish various types of retirement plans for employees. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, annual contributions made by an employer and employee to a defined contribution plan may not exceed the lesser of:

i)	$55,000; or
ii)	100% of compensation or earned income (a maximum of $275,000 of compensation may be considered).

An employee’s elective salary reduction contributions under a cash or deferred arrangement (i.e. a 401(k) plan) are limited to $18,500, with an additional catch-up contribution of up to $6,000 available for eligible participants age 50 or over. Defined benefit plans are limited to contributions necessary to fund a promised level of benefit. The annual benefit under a defined benefit plan is limited to:

i)	100% of compensation for a participant’s highest three years; or
ii)	$220,000.

Plans are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

H.R. 10 Plans

IRC Section 401(a) permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R.10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, H.R. 10 Plans are subject to the same restrictions as corporate pension and profit-sharing plans (see “Taxes – Qualified Contracts – Corporate Pension and Profit-Sharing Plans”), including limitations on eligibility, participation, contributions, time and manner of distributions, transferability and taxation of distributions. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Tax-Sheltered Annuities

IRC Section 403(b) permits certain eligible employers to purchase annuity contracts, known as Tax-Sheltered Annuities (TSAs), under a section 403(b) program. Eligible employers are organizations that are exempt from tax under IRC Section 501(c)(3) and public educational organizations. Contributions made to a TSA and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. TSAs are subject to limitations on contributions, which may be made as “elective deferrals” (contributions made pursuant to a salary reduction agreement) or as non-elective or matching contributions by an employer. In general, annual contributions made by an employer and employee to a TSA may not exceed the lesser of:

i)	$55,000; or
ii)	100% of includible compensation (a maximum of $275,000 of includible compensation may be considered).

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An employee’s elective salary reduction contributions are limited to $18,500. In addition, certain catch-up contributions may be made by eligible participants age 50 or over and those with 15 or more years of service with the same employer. TSAs are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Governmental 457(b) Deferred Compensation Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a IRC Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. Contributions made to a IRC Section 457(b) plan and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. IRC Section 457(b) deferrals are limited to the lesser of:

i)	$18,500; or
ii)	100% of includible compensation.

In addition, certain catch-up contributions may be made by eligible participants age 50 or over, and those within three years of normal retirement age under the plan. The contract purchased is issued to the employer or trustee, as applicable. All contract value in a governmental 457(b) deferred compensation plan must be held for the exclusive benefit of the employee, and such plans are subject to limitations on distributions. See “Taxes – Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Contracts.  You, as the owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an annuity payment.

Withdrawals

The IRC generally treats any withdrawal, as first coming from earnings and then from your investment in the contract, if the withdrawal is:

1)	allocable to investment in the contract made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982; or
2)	from an annuity contract entered into after August 13, 1982.

The withdrawn earnings are subject to tax as ordinary income.

Annuity Payments

Annuity payments occur as the result of the contract reaching its annuity start date. A portion of each annuity payment is treated as a partial return of your investment in the contract and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. The annuity payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for annuity payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for annuity payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Annuity payments received after you have recovered all of your investment in the contract are fully taxable.

The IRC also provides that any amount received (both annuity payments and withdrawals) under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is an additional tax equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

1)	paid on or after you reach age 59 1⁄2;
2)	paid to your beneficiary after you die;
3)	paid if you become totally disabled (as that term is defined in the IRC);
4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;
5)	paid under an immediate annuity; or
6)	which come from investment in the contract made before August 14, 1982.

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With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.

Multiple Contracts

The IRC provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one deferred annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under IRC Section 1041.

Distributions After Death of Owner

In order to be treated as an annuity contract for federal income tax purposes, IRC Section 72(s) requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, IRC Section 72(s) requires that:

a)	if any owner dies on or after the annuity start date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and
b)	if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of such owner’s death.

These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. The non-qualified contracts contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Taxation of Qualified Contracts.  If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified plan.

IRC Section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under IRC Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). With respect to SIMPLE IRAs, the 10% penalty is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. Exceptions from the penalty tax are as follows:

1)	distributions made on or after you reach age 59 1⁄2;
2)	distributions made after your death;
3)	distributions made that are attributable to the employee being disabled as defined in the IRC;
4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required);
5)	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);
6)	distributions made to you up to the amount allowable as a deduction to you under IRC Section 213 for amounts you paid during the taxable year for medical care;

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7)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;
8)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);
9)	distributions from an IRA for the purchase of medical insurance (as described in IRC Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;
10)	certain qualified reservist distributions;
11)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in IRC Section 72(t)(7)) for the taxable year; and
12)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in IRC Section 72(t)(8)).

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date, there is:

i)	any addition to the account balance other than gains or losses;
ii)	any non-taxable transfer of a portion of the account balance to another retirement plan; or
iii)	a rollover by the individual of the amount received resulting in such amount not being taxable.

The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.  Under IRS regulations, effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a plan participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA plan to determine the specific rules that apply to them.

The IRS regulations also make significant changes to Revenue Ruling 90-24 exchanges or transfers. Under the regulations an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA plan participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant had until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The IRC limits the withdrawal of purchase payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

1)	reaches age 59 1⁄2;
2)	has a severance from employment;
3)	dies;
4)	becomes disabled, as that term is defined in the IRC; or
5)	the TSA plan terminates (starting January 1, 2009).

In the case of hardship, the TSA plan participant can only withdraw the purchase payments and not any earnings. The TSA plan participant is required to suspend salary reduction contributions to any other TSA contract for a six-month period following the date of hardship distribution.

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TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of excess contributions or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Withdrawal Restrictions – Texas Optional Retirement Program.  No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first 12 months of employment;
•	retire;
•	die; or
•	attain age 70 1⁄2.

Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.  Amounts may not be paid to a participant of a governmental 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1⁄2;
•	severance from employment;
•	incurring an unforeseeable emergency; or
•	compliance with a qualified domestic relations order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of IRC Section 401(a)(9). The sections of this prospectus related to qualified contracts contain more detailed information regarding these rules.

Required Minimum Distribution for Qualified Contracts.  For qualified contracts other than Roth IRAs, distributions generally must begin no later than April 1st of the calendar year following the later of:

a)	the calendar year in which you attain age 70 1⁄2; or
b)	the calendar year in which you retire.

The date set forth in (b) does not apply to an IRA or to a five-percent owner of the employer maintaining the plan. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Upon your death, additional distribution requirements are imposed. If your contract has not entered the income phase and your death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death or over the life or life expectancy of the designated beneficiary. If your contract has not entered the income phase and your death occurs before your required beginning date, the remaining interest must be distributed within five years or over the life or life expectancy of the designated beneficiary. If your death occurs after your contract has entered the income phase, distributions must be made at least as rapidly as under the method in effect at the time of your death. If your contract is held as a Roth IRA, there are no required minimum distributions during your life. However, upon your death your beneficiary is subject to required minimum distribution requirements. Any remaining interest must be distributed within five years or over your beneficiary’s life expectancy. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The Regulations under IRC Section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

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Taxation of Death Benefit Proceeds.  Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows:

i)	if distributed in a lump sum, they are taxed in the same manner as a full withdrawal of the contract; or
ii)	if distributed under a payout option, they are taxed in the same way as annuity payments.

Section 1035 Tax Free Exchanges.  IRC Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to annuity payments that are based on life expectancy or on a period certain of 10 or more years. You should consult a tax adviser before entering into any 1035 exchange.

Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.

Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the income phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the income phase and the contract or the resulting annuity payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.

The IRS has also issued guidance allowing a beneficiary of a non-qualified annuity contract to enter into a 1035 exchange of the death benefit for a new annuity contract, provided that the new contract will be administered as if the owner is deceased for purposes of the death benefit requirements of IRC Section 72(s). In order to allow the death benefit under a non-qualified annuity contract to be exchanged, we may require additional documentation from the issuer of the new contract, in order to ensure that this requirement is met.

Income Tax Reporting and Withholding.  Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the owner the Form 1099-R will be sent to each beneficiary who receives a payment under the contract.

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate (but not lower). Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. The 20% withholding requirement generally does not apply to:

a)	a series of substantially equal payments made at least annually for:
i)	the life or life expectancy of the owner, or joint and last survivor expectancy of the owner and a designated beneficiary; or
ii)	for a specified period of ten years or more;

b)	distributions which are required minimum distributions; or
c)	hardship distributions from a 401(k) plan or a tax-sheltered annuity.

You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding.  Under certain circumstances, the IRC may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Hospital Insurance Tax.  A Medicare Hospital Insurance Tax (known as the Unearned Income Medicare Contribution) applies to all or part of a taxpayer’s net investment income, at a rate of 3.8%, when certain income thresholds are met. Net investment income is defined to include, among other things, non-qualified annuities and net gain attributable to the

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disposition of property. Under regulations, the taxable portion of any distribution from a non-qualified annuity contract – including surrenders, withdrawals, and annuity payments – is included in net investment income. Net investment income also includes the gain from the sale of a non-qualified annuity contract. Under current guidance, we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your contract.

Non-Resident Aliens and Foreign Entities.  Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with:

1)	proof of residency (in accordance with IRS requirements); and
2)	the applicable individual taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may occur with respect to certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.

Civil Unions and Domestic Partnerships. Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as a change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax adviser for more information on this subject.

Non-Natural Owner.  When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership, trust or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. If any beneficiary (including a contingent beneficiary) of a trust is a non-natural person, the contract will not be treated as owned by an agent for a natural person, and gain in the contract will be taxed annually, whether or not the trust is a grantor trust for income tax purposes. This treatment also does not apply to a contract that qualifies as an immediate annuity. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Other Information

Distribution

The contracts are no longer for sale to the public. While the contracts were offered for sale, registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, sold the contracts. Pursuant to an underwriting agreement with MassMutual, on its own behalf and on behalf of the separate accounts, MMLIS serves as principal underwriter of the contracts.

MMLIS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. Commissions for sales of the contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. MMLIS may also receive compensation for its actions as principal underwriter of the contracts. We also pay expense allowances in connection with the sales of the contracts. The maximum commission payable for the contract is 8.63% of purchase payments made to a contract and/or up to 2.4% of contract value annually.

Additional Compensation Paid to MMLIS.  Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the contract by their registered representatives.

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Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment in good order. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your contract. If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on contract owners, beneficiaries, and any other payees of proceeds from a contract. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center.

Voting Rights

We are the legal owner of the fund shares. When a fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Changes to the Contract

We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension of Payments or Transfers

We may be required to suspend or postpone transfers from the funds or payments from the funds for withdrawals or death benefits during any period when:

•	the NYSE is closed (other than customary weekend and holiday closings);
•	trading on the NYSE is restricted;
•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or
•	during any other period when the SEC, by order, so permits for your protection.

We have reserved the right to defer payment for a withdrawal from the GPA for the period permitted by law but not for more than six months.

If, pursuant to the SEC’s rules, a money market fund (Fund) suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market division until the Fund is liquidated.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a purchase payment or block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

37

Our Ability to Make Payments Under the Contract

Our Claims-Paying Ability.  Our “claims-paying ability” is our ability to meet any contractual obligation we have to make payments under the contract. These amounts include death benefits, annuity payments, withdrawals and any amounts paid out through the contract’s additional features. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing the contract. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the contract when purchasing a contract and making investment decisions.

Obligations of Our Separate Accounts.  Contract value you allocate to the funds is maintained in the separate account underlying your contract. Any withdrawals or transfers of contract value from the funds will be taken from the separate account. We cannot use the separate account’s assets to pay any of our liabilities other than those arising from the contracts. See “Investment Choices – The Separate Accounts.”

Obligations of Our General Account.  Contract value you allocate to the GPA is maintained in our general account. The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general account assets for many purposes including to pay death benefits, annuity payments, withdrawals and transfers from the GPA and to pay amounts we provide to you through an elected additional feature that are in excess of your contract value allocated to the separate account underlying your contract.

Because of exemptive and exclusionary provisions, the general account, unlike the separate accounts, has not been registered under the 1933 Act or the 1940 Act. Because of this, the general account is generally not subject to the provisions of the 1933 Act or the 1940 Act. However, disclosures regarding the general account are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Our Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements and those of the separate account. Our audited statutory financial statements and the separate account’s audited U.S. GAAP financial statements are included in the SAI. You can request an SAI by contacting our Service Center at the number or address on page 1 of this prospectus.

Computer System Failures and Cybersecurity

The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, computer systems may be vulnerable to disruptions or breaches as a result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of the computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of the computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material

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adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the contract.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the SAI.

Table of Contents of the Statement of Additional Information

The Separate Accounts

Assignment of Contract

Service Arrangements and Distribution

Contract Value Calculations for Amounts Allocated to an Investment Division of a Separate Account

Experts

Financial Statements

39

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40

To obtain a free copy of the Statement of Additional Information, return this request form to the address shown below or call our Service Center at (800) 272-2216.

To:	MassMutual

Document Management Services – Annuities W360

P.O. Box 9067

Springfield, MA 01102-9067

Please send me the Statement of Additional Information for MassMutual’s Flex Extra (AN1000SAI).

Name

Address

City	State	Zip

Telephone

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Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted some of this data from the separate accounts’ audited financial statements. You should read this information in conjunction with the separate accounts’ audited financial statements and related notes which are included in the Statement of Additional Information.

Accumulation Unit Values

Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2

	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
MML Blend	$7.26	$6.38	$5.91	$5.98	$5.46	$4.60	$4.13	$4.00	$3.60	$3.02
MML Equity	7.70	6.74	6.06	6.36	5.78	4.39	3.83	4.03	3.56	2.76
MML Managed Bond	4.45	4.30	4.24	4.33	4.12	4.25	4.07	3.84	3.64	3.34
MML U.S. Government Money Market	1.75	1.77	1.79	1.81	1.83	1.86	1.88	1.91	1.93	1.96
Oppenheimer Discovery Mid Cap Growth	4.58	3.60	3.56	3.39	3.24	2.42	2.10	2.11	1.67	1.28
Oppenheimer Global	6.23	4.62	4.68	4.56	4.51	3.59	3.00	3.31	2.90	2.10
Oppenheimer Global Strategic Income	2.96	2.82	2.68	2.78	2.74	2.78	2.48	2.49	2.20	1.87

Accumulation Units Outstanding

Massachusetts Mutual Variable Annuity Separate Account 1 – Flex Extra (Qualified)

	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
MML Blend	28,464,954	31,727,912	35,027,004	38,762,514	42,464,471	47,187,298	52,158,184	57,805,931	65,625,724	74,524,571
MML Equity	27,932,949	30,349,993	33,354,172	36,389,820	39,853,742	43,514,926	48,996,279	55,318,580	61,968,861	69,732,601
MML Managed Bond	4,435,154	4,977,700	5,439,891	6,077,400	6,599,847	7,558,609	8,209,416	9,339,368	10,310,434	12,020,219
MML U.S. Government Money Market	2,842,109	3,316,337	3,550,950	4,767,988	5,296,845	6,754,739	7,253,910	8,379,054	9,865,074	11,580,402
Oppenheimer Discovery Mid Cap Growth	23,260,691	25,528,614	28,203,381	30,576,194	33,439,766	36,745,408	41,509,572	46,091,584	51,843,287	57,755,330
Oppenheimer Global	17,947,535	19,728,289	21,951,796	24,108,969	26,501,963	29,257,859	33,294,819	37,848,863	42,950,970	48,731,833
Oppenheimer Global Strategic Income	4,209,129	4,589,179	5,114,729	5,705,280	6,248,163	7,079,097	7,918,644	8,754,293	9,926,149	11,353,435

Massachusetts Mutual Variable Annuity Separate Account 2 – Flex Extra (Non-Qualified)

	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
MML Blend	8,043,376	8,761,208	9,688,358	10,645,861	11,555,981	12,540,349	14,082,653	16,092,766	18,317,790	21,402,777
MML Equity	7,885,052	8,450,577	9,323,036	10,185,780	10,924,734	11,893,693	13,617,799	15,660,239	17,845,074	21,028,451
MML Managed Bond	1,982,628	2,141,078	2,466,110	2,650,682	2,923,852	3,270,414	3,633,916	4,178,889	4,492,754	5,355,811
MML U.S. Government Money Market	1,037,549	1,051,008	1,072,333	1,208,723	1,526,662	2,074,214	2,237,240	2,714,833	3,224,560	3,971,418
Oppenheimer Discovery Mid Cap Growth	7,102,939	7,547,741	8,058,686	8,688,275	9,355,043	10,053,063	11,397,094	12,769,763	14,398,836	16,617,107
Oppenheimer Global	7,096,250	7,671,352	8,221,945	8,792,314	9,621,595	10,523,158	12,247,758	13,789,841	15,538,883	17,893,333
Oppenheimer Global Strategic Income	1,927,235	2,038,918	2,268,676	2,518,038	2,768,717	2,979,306	3,240,509	3,824,103	4,169,422	5,052,819

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PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

FLEX EXTRA

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

(Registrants)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Massachusetts Mutual Variable Annuity Separate Accounts 1 and 2 dated May 1, 2018 (the Prospectus). The Prospectus is available upon written or oral request, from MassMutual, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067, (800) 272-2216.

Dated May 1, 2018

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THE SEPARATE ACCOUNTS

Separate Account 1 was established as a separate investment account of MassMutual on April 8, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws. Separate Account 2 was established as a separate investment account of MassMutual on October 14, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws.

Each Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. A unit investment trust is a type of investment company which invests its assets in the shares of one or more management investment companies rather than directly in its own portfolio of investment securities. Registration under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Accounts or of MassMutual. Under Massachusetts law, however, both MassMutual and each Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts.

Although the assets of each Separate Account are assets of MassMutual, assets of each Separate Account equal to the reserves and other annuity contract liabilities which depend on the investment performance of the Separate Account are not chargeable with liabilities arising out of any other business MassMutual may conduct. The income and capital gains and losses, realized or unrealized, of each division of a Separate Account are credited to or charged against such division without regard to the income and capital gains and losses of the other divisions or other accounts of MassMutual. All obligations arising under the Flex Extra contracts (the contracts), however, are general corporate obligations of MassMutual.

ASSIGNMENT OF CONTRACT

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the original or a true copy thereof is received at its Home Office. MassMutual assumes no responsibility for the validity of any assignment.

For qualified (Separate Account 1) contracts, the following exceptions and provisions should be noted:

1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by MassMutual at its Home Office. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum, to the extent that he is entitled, the greater of (a) the total of all purchase payments, less the net amount of all partial redemptions, and (b) the Accumulated Value of the contract, and any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Internal Revenue Code of 1986, as amended;

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4)  Contracts used in connection with annuity purchase plans adopted by public school systems and certain tax exempt organizations pursuant to IRC Section 403(b) (tax-sheltered annuities or TSAs) must be endorsed to provide that they are non-transferable. Non-ERISA TSA values may be pledged, however, as collateral for contract loans; and

5)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to IRC Section 408, or for a Roth Individual Retirement Annuity pursuant to IRC Section 408A, must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

SERVICE ARRANGEMENTS AND DISTRIBUTION

The contracts were sold by registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual. Pursuant to an underwriting agreement with MassMutual, on its own behalf and on behalf of the separate accounts, MMLIS, serves as principal underwriter of the contracts sold by its registered representatives.

MMLIS is located at 1295 State Street, Springfield, MA 01111-0001. MMLIS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS was paid the compensation amounts shown below for its actions as principal underwriter for the separate accounts.

Year	MMLIS
	Massachusetts Mutual Variable Annuity Separate Account 1	Massachusetts Mutual Variable Annuity Separate Account 2
2017	$80,826	$84,361
2016	$103,811	$108,351
2015	$94,720	$80,688

Commissions for sales of the contracts by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS as shown below.

Year	MMLIS
	Massachusetts Mutual Variable Annuity Separate Account 1	Massachusetts Mutual Variable Annuity Separate Account 2
2017	$826,111	$970,116
2016	$1,023,688	$1,068,586
2015	$890,239	$1,055,708

We no longer offer the contract for sale to the public.

The offering is on a continuous basis.

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CONTRACT VALUE CALCULATIONS FOR AMOUNTS ALLOCATED TO AN

INVESTMENT DIVISION OF A SEPARATE ACCOUNT

The Accumulation Phase

Valuation Date, Valuation Time and Valuation Period

Each day on which the net asset value of the shares of any of the Funds is determined is a “Valuation Date.” The value of shares of the Funds held in each Separate Account is determined as of the “Valuation Time,” which is the time of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on a Valuation Date. A “Valuation Period” is the period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Accumulation Unit Value

The value of an Accumulation Unit (the Accumulation Unit Value) for each division will vary from Valuation Date to Valuation Date. The initial Accumulation Unit Value for each division was set at $1.00000000. The Accumulation Unit Value for each division on any date thereafter is equal to the product of the “Net Investment Factor” for that division (as defined below) for the Valuation Period which includes such date and the Accumulation Unit Value for that division on the preceding Valuation Date.

Purchase of Accumulation Units in a Division

of a Separate Account

You may allocate purchase payments among the available investment divisions and the GPA. At the end of each Valuation Period, MassMutual will apply Your purchase payment (after deducting any applicable premium taxes) to each division that you have allocated in order to purchase Accumulation Units of the designated division(s). These Accumulation Units will be used in determining the value of amounts in the Separate Account credited to the contract on or prior to the maturity date and the amount of variable annuity benefits at maturity. The value of the Accumulation Units in each division will vary with and will reflect the investment performance and expenses of that division (which in turn will reflect the investment performance of the Fund in which the assets of the division are invested), any applicable taxes and the applicable asset charge.

The Accumulation Unit Value is determined as of the Valuation Time. Provided that the contract application is complete, Accumulation Units are purchased at their Accumulation Unit Value within two days of the date on which a purchase payment is received in good order in the mail or by wire transfer at MassMutual’s Service Center or a designated bank lockbox. If such date is not a Valuation Date, or if the purchase payment is received after the Valuation Time or other than by mail or wire transfer, the value of the Accumulation Units purchased will be determined as of the next Valuation Time following the date the payment is received. If an initial purchase payment is not applied to purchase Accumulation Units within five business days after receipt at MassMutual’s Service Center (due to incomplete or ambiguous application information, for example), the payment amount will be refunded unless specific consent to retain the payment for a longer period is obtained from the prospective purchaser.

Net Investment Factor

The Net Investment Factor for each division for any Valuation Period is equal to the sum of the gross investment rate for that division (as defined below) for the Valuation Period and 1.00000000, decreased by the applicable asset charge. The Net Investment Factor may be greater than or less than 1.00000000.

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Gross Investment Rate

The gross investment rate for each division is equal to the net earnings of that division during the Valuation Period, divided by the value of the net assets of that division at the beginning of the Valuation Period. The net earnings of each division are equal to the accrued investment income and capital gains and losses (realized and unrealized) of that division and an adjustment for taxes paid or provided for. The gross investment rate will be determined in accordance with generally accepted accounting principles and applicable laws, rules and regulations. The gross investment rate may be positive or negative.

The policy of each Separate Account is to take dividends and capital gain distributions on shares of the Funds held by each Separate Account in additional shares and not in cash.

See “General Formulas” for the general formulas used to compute the value of an Accumulation Unit for any division of a Separate Account, and for a hypothetical illustration using such formulas.

The Income Phase

When your contract approaches its maturity date, you may choose to have the contract value provide you at maturity with either fixed annuity payments (referred to as the Fixed Income Option in your contract), variable monthly annuity payments (referred to as the Variable Income Option in your contract), or a combination of the two. You also may elect to receive the contract value in one lump sum. A contingent deferred sales charge (as described in the Prospectus) may be deducted from the Accumulated Value of your contract at maturity. Fixed or variable monthly annuity payments may be received under several different payment options.

Fixed Annuity

If you select a fixed annuity, then each annuity payment will be for a fixed-dollar amount and will not vary with or reflect the investment performance of a Separate Account or its divisions. For further information regarding the type of annuity benefit and the payment options available thereunder, you should refer to the contracts.

Variable Monthly Annuity

If you select a variable monthly annuity, then each annuity payment will be based upon the value of the Annuity Units. This value will vary with and reflect the investment performance of each division to which Annuity Units are credited. The number of Annuity Units will not vary, but will remain fixed during the annuity period unless a joint and survivor payment option with reduced survivor income is elected. Variable monthly annuity payments will be made by withdrawal of assets from the Separate Account.

Annuity Units and Monthly Payments

The number of Annuity Units in each division to be credited to a contract is determined in the following manner. First, the value of amounts attributable to a contract to each division is determined by multiplying the number of Accumulation Units credited to a division on the maturity date of the contract by the Accumulation Unit Value of that division on the payment calculation date for the first variable monthly annuity payment. Such value is then multiplied by the “purchase rate” (as defined below) to determine the amount of the first variable monthly annuity payment attributable to each division. Finally, the amount of the first variable monthly annuity

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payment attributable to each division is divided by the Annuity Unit Value for that division on the payment calculation date for such payment to determine the number of Annuity Units for that division.

The dollar amount of each variable monthly annuity payment (other than the first payment under a contract) is equal to the sum of the products obtained by multiplying the number of Annuity Units in each division credited to the contract by their value (the Annuity Unit Value) on the payment calculation date.

Purchase Rate

The purchase rate for each division is the amount of variable monthly annuity payment purchased by $1,000 of Accumulated Value at maturity date applied to that division. The purchase rates which will be applied will be those specified in the contract or those in use by MassMutual when the first variable monthly annuity payment is due, whichever provides the higher income. The interest rate used in calculating the purchase rates will be the assumed investment rate as described in the next section. The purchase rate will differ according to the payment option which you elect and takes into account the age and year of birth of the annuitant or annuitants. The sex of the annuitant or annuitants will also be considered unless the contract is issued on a unisex basis, including cases issued in connection with an employer-sponsored plan covered by the United States Supreme Court case of Arizona Governing Committee v. Norris.

Assumed Investment Rates

The assumed investment rate for each division will be 4% per annum unless a lower rate is required by state law. The assumed investment rate will affect the amount by which variable monthly annuity payments will vary from month to month. If the actual net investment performance for a division for the period between the date any variable monthly annuity payment is determined and the date the next variable monthly annuity payment is determined is equivalent on an annual basis to an investment return at the assumed investment rate, then the amount of the next payment attributable to that division will be equal to the amount of the last payment. If such net investment performance for a division is equivalent to an investment return greater than the assumed investment rate, the next payment attributable to that division will be larger than the last; if such net investment performance for a division is equivalent to a return smaller than the assumed investment rate, then the next payment attributable to that division will be smaller than the last.

Annuity Unit Value

The Annuity Unit Value for a division depends on the Assumed Investment Rate and on the Net Investment Factor for that division. The initial Annuity Unit Value for each division was set at $1.00000000. An Annuity Unit Value for a division on any date thereafter is equal to the Net Investment Factor for the Valuation Period which includes such date divided by the sum of 1.00000000 plus the rate of interest for the number of days in such Valuation Period at an effective annual rate equal to the assumed investment rate, and multiplied by the Annuity Unit Value for the division on the preceding Valuation Date.

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General Formulas

General Formulas to Determine Accumulation Unit Value and

Annuity Unit Value for any Division of a Separate Account

Gross Investment Rate	=	Net Earnings during Valuation Period
Value of Net Assets at beginning of Valuation Period

Net Investment Factor	=	Gross Investment Rate + 1.00000000 – Asset Charge

Accumulation Unit Value	=	Accumulation Unit Value on Preceding
Valuation Date × Net Investment Factor

Annuity Unit Value on Preceding
Annuity Unit Value	=	Valuation Date × Net Investment Factor
1.00000000 + rate of interest for number of days in current Valuation Period at Assumed Investment Rate

Illustration of Computation of Accumulation

and Annuity Unit Value Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that the net earnings of the division for the Valuation Period were $11,760; that the value of net assets at the beginning of the Valuation Period was $30,000,000; that the asset charge was 0.00003562 per day; that the values of an Accumulation Unit and an Annuity Unit in the division on the preceding Valuation Date were $1.13500000 and $1.06700000, respectively, that the corresponding assumed investment rate was 4% and that the Valuation Period was one day.

The gross investment rate for the Valuation Period would be 0.00039200 ($11,760 divided by $30,000,000). The Net Investment Factor would be 1.00035638 (0.00039200 plus 1.00000000 minus 0.00003562). The new Accumulation Unit Value would be $1.13540449 ($1.13500000 × 1.00035638). At an effective annual rate of 4%, the rate of interest for one day is 0.00010746, and the new Annuity Unit Value would be $1.06726557 ($1.06700000 × 1.00035638 divided by 1.00010746).

General Formulas to Determine Variable Monthly Annuity

Payments and Number of Annuity Units for any Division of a Separate Account

Accumulation Units Applied × Accumulation Unit
First Variable Monthly Annuity Payment	=	Value on Payment Calculation Date for First
Variable Monthly Annuity Payment × Purchase Rate

First Variable Monthly Annuity Payment
Number of Annuity Units	=	Annuity Unit Value on Payment Calculation
Date for First Variable Monthly Annuity Payment

Amount of Subsequent Variable	=	Number of Annuity Units × Annuity Unit Value
Monthly Annuity Payments		on the Applicable Payment Calculation Date

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Illustration of Computation of Variable Monthly Annuity

Payments for a Contract Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that 35,000 Accumulation Units in a division were to be applied; that the purchase rate for the assumed investment rate and payment option elected was $5.65 per $1,000; that the Accumulation Unit Value of such division on the payment calculation date for the first variable monthly annuity payment was $1.35000000; and that the Annuity Unit Value of such division on the payment calculation date for the first variable monthly annuity payment was $1.20000000 and for the second variable monthly annuity payment was $1.20050000.

The first variable monthly annuity payment would be $266.96 (35,000 × 1.35000000 × 0.00565). The number of Annuity Units of such division credited would be 222.467 ($266.96 divided by $1.20000000). The amount of the second variable monthly annuity payment would be $267.07 (222.467 × $1.20050000). If the contract has Annuity Units credited in more than one division of a Separate Account, the above computation would be made for each division and the variable monthly annuity payment would be equal to the sum thereof.

EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2 as of December 31, 2017 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2017 and 2016, and for each of the years in the three-year period ended December 31, 2017, have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 16, 2018, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

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Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 1:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 1 (comprised of the divisions listed in Appendix A to the opinion) (collectively, “the Separate Account”) as of December 31, 2017, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2017, the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/    KPMG LLP

We have served as the Separate Account’s auditor since 2004.

Hartford, Connecticut

March 5, 2018

LA2055	F-1

Appendix A

The Massachusetts Mutual Variable Annuity Separate Account 1 is composed of the following divisions and the activities of each division have been included within the accompanying statement of assets and liabilities as of December 31, 2017 and the related statements of operations and changes in net assets for each of the years in the two-year period then ended.

Divisions

MML Blend Division

MML Equity Division

MML Managed Bond Division

MML U.S. Government Money Market Division

Oppenheimer Discovery Mid Cap Growth Division

Oppenheimer Global Division

Oppenheimer Global Strategic Income Division

F-2

Massachusetts Mutual Variable Annuity Separate Account 1

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division

ASSETS
Investments
Number of shares	10,861,332	7,409,911	1,779,727	7,122,281	1,277,056	2,377,485	2,446,358

Identified cost	$197,491,304	$180,683,413	$22,430,942	$7,118,207	$68,957,520	$73,772,868	$12,807,055

Value	$253,374,988	$234,786,003	$22,094,890	$7,122,281	$107,540,910	$112,740,332	$12,549,816
Dividends receivable	-	-	-	1	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	2,283	2,535	-	1,304	2,601	789	807

Total assets	253,377,271	234,788,538	22,094,890	7,123,586	107,543,511	112,741,121	12,550,623

LIABILITIES
Annuitant mortality fluctuation reserve	135,528	76,033	8,755	30,680	31,896	26,108	2,441
Payable to Massachusetts Mutual Life Insurance Company	-	-	170	-	-	-	-

Total liabilities	135,528	76,033	8,925	30,680	31,896	26,108	2,441

NET ASSETS	$253,241,743	$234,712,505	$22,085,965	$7,092,906	$107,511,615	$112,715,013	$12,548,182

Net Assets:
Accumulation units - value	$249,051,540	$232,178,082	$21,794,117	$6,070,236	$106,448,427	$111,844,749	$12,466,818
Contracts in payout (annuitization) period	4,190,203	2,534,423	291,848	1,022,670	1,063,188	870,264	81,364

Net assets	$253,241,743	$234,712,505	$22,085,965	$7,092,906	$107,511,615	$112,715,013	$12,548,182

Outstanding units
Contract owners	32,461,158	29,013,886	4,762,998	3,868,270	23,493,015	18,087,184	4,236,600

UNIT VALUE
Flex Extra (Qualified)	$7.26	$7.70	$4.45	$1.75	$4.58	$6.23	$2.96
Variable Annuity Fund 4	14.45	25.36	9.87	3.17	-	-	-
Flex-Annuity IV (Qualified)	12.12	21.16	7.58	2.46	-	-	-

See Notes to Financial Statements.

F-3

Massachusetts Mutual Variable Annuity Separate Account 1

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2017

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division

Investment Income
Dividends	$5,263,573	$4,115,800	$724,777	$26,687	$31,062	$961,829	$297,465

Expenses
Mortality and expense risk fees and administrative charges	3,207,131	2,926,587	297,193	96,929	1,313,714	1,342,953	166,651

Net investment income (loss)	2,056,442	1,189,213	427,584	(70,242)	(1,282,652)	(381,124)	130,814

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	12,528,847	4,553,131	81,198	2,587	4,645,748	2,384,232	(78,790)
Realized gain distribution	10,028,212	1,548,966	-	82	10,203,647	-	-

Realized gain (loss)	22,557,059	6,102,097	81,198	2,669	14,849,395	2,384,232	(78,790)

Change in net unrealized appreciation/depreciation of investments	7,672,191	23,174,417	260,451	(2,654)	10,554,831	28,628,141	567,760

Net gain (loss) on investments	30,229,250	29,276,514	341,649	15	25,404,226	31,012,373	488,970

Net increase (decrease) in net assets resulting from operations	32,285,692	30,465,727	769,233	(70,227)	24,121,574	30,631,249	619,784

Capital transactions:
Transfer of net premiums	3,412,476	3,165,885	421,276	190,188	2,117,212	1,314,592	225,291
Transfers due to death benefits	(3,137,951)	(1,404,979)	(208,535)	(68,168)	(497,830)	(559,495)	(277,611)
Transfers due to annuity benefit payments	(385,201)	(227,624)	(26,301)	(97,021)	(78,154)	(63,786)	(6,852)
Transfers due to withdrawal of funds	(21,630,118)	(17,710,007)	(2,001,772)	(1,563,292)	(9,331,130)	(9,151,033)	(847,221)
Transfers due to annual administrative and contingent deferred sales charges	(377,924)	(297,397)	(89,090)	(10,036)	(72,589)	(33,031)	(3,158)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	(281,937)	(108,914)	(25,156)	(82,356)	(87,422)	(30,067)	(3,483)
Transfers between divisions and to/from Guaranteed Principal Account	(2,958,898)	(1,679,177)	(633,030)	839,599	(1,175,165)	(1,127,786)	(156,242)

Net increase (decrease) in net assets resulting from capital transactions	(25,359,553)	(18,262,213)	(2,562,608)	(791,086)	(9,125,078)	(9,650,606)	(1,069,276)

Total increase (decrease)	6,926,139	12,203,514	(1,793,375)	(861,313)	14,996,496	20,980,643	(449,492)

NET ASSETS, at beginning of the year	246,315,604	222,508,991	23,879,340	7,954,219	92,515,119	91,734,370	12,997,674

NET ASSETS, at end of the year	$253,241,743	$234,712,505	$22,085,965	$7,092,906	$107,511,615	$112,715,013	$12,548,182

See Notes to Financial Statements.

F-4

Massachusetts Mutual Variable Annuity Separate Account 1

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2016

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division

Investment Income
Dividends	$5,196,721	$3,695,959	$710,926	$11	$-	$983,228	$664,883

Expenses
Mortality and expense risk fees and administrative charges	3,124,016	2,729,447	325,468	104,381	1,232,925	1,198,678	173,872

Net investment income (loss)	2,072,705	966,512	385,458	(104,370)	(1,232,925)	(215,450)	491,011

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	8,772,920	6,751,179	107,951	1,328	4,303,706	2,210,920	(234,569)
Realized gain distribution	23,282,475	13,513,408	112,039	-	7,351,762	6,232,298	-

Realized gain (loss)	32,055,395	20,264,587	219,990	1,328	11,655,468	8,443,218	(234,569)

Change in net unrealized appreciation/depreciation of investments	(15,436,009)	1,183,655	(212,545)	7,254	(9,626,420)	(9,910,785)	420,536

Net gain (loss) on investments	16,619,386	21,448,242	7,445	8,582	2,029,048	(1,467,567)	185,967

Net increase (decrease) in net assets resulting from operations	18,692,091	22,414,754	392,903	(95,788)	796,123	(1,683,017)	676,978

Capital transactions:
Transfer of net premiums	2,954,014	3,218,435	422,183	207,100	2,045,479	2,487,924	225,721
Transfers due to death benefits	(1,796,081)	(1,310,626)	(215,721)	(43,517)	(313,983)	(431,856)	(85,577)
Transfers due to annuity benefit payments	(408,007)	(204,907)	(22,893)	(81,355)	(56,639)	(48,001)	(5,124)
Transfers due to withdrawal of funds	(19,075,938)	(16,541,497)	(2,108,878)	(793,237)	(8,691,289)	(7,607,563)	(1,247,988)
Transfers due to annual administrative and contingent deferred sales charges	(406,305)	(322,098)	(98,595)	(11,635)	(77,835)	(35,090)	(3,697)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	(130,365)	(24,040)	(6,308)	(112,629)	(42,277)	(28,057)	538
Transfers between divisions and to/from Guaranteed Principal Account	(3,184,356)	(4,824,977)	(132,764)	630,643	(2,144,504)	(4,105,941)	(335,851)

Net increase (decrease) in net assets resulting from capital transactions	(22,047,038)	(20,009,710)	(2,162,976)	(204,630)	(9,281,048)	(9,768,584)	(1,451,978)

Total increase (decrease)	(3,354,947)	2,405,044	(1,770,073)	(300,418)	(8,484,925)	(11,451,601)	(775,000)

NET ASSETS, at beginning of the year	249,670,551	220,103,947	25,649,413	8,254,637	101,000,044	103,185,971	13,772,674

NET ASSETS, at end of the year	$246,315,604	$222,508,991	$23,879,340	$7,954,219	$92,515,119	$91,734,370	$12,997,674

See Notes to Financial Statements.

F-5

Massachusetts Mutual Variable Annuity Separate Account 1

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 1 (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on April 8, 1981. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains three segments within the Separate Account, they are: Variable Annuity Fund 4, Flex-Annuity IV (Qualified) and Flex Extra (Qualified).

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2017, the Separate Account consists of seven divisions which invest in the following mutual funds. All of the funds may not be available to all of the three segments of the Separate Account:

Divisions	The division listed in the first column invests in the fund in this column

MML Blend Division	MML Blend Fund [1]

MML Equity Division	MML Equity Fund [1]

MML Managed Bond Division	MML Managed Bond Fund [1]

MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund [1]

Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Discovery Mid Cap Growth Fund/VA 2

Oppenheimer Global Division	Oppenheimer Global Fund/VA 2

Oppenheimer Global Strategic Income Division	Oppenheimer Global Strategic Income Fund/VA 2

In addition to the seven divisions, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the General Account and the FIA are not registered as an investment company under the 1940 Act.

[1]	MML Investment Advisors, LLC is the investment adviser to the listed MML II Trust Fund.
[2]	OFI Global Asset Management, Inc. serves as the investment adviser to this Fund.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account Massachusetts Mutual Variable Annuity Separate Account 1 follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and they are generally reinvested in the underlying investment divisions.

F-6

Notes To Financial Statements (Continued)

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust the Separate Account. Net transfers from the Separate Account to MassMutual totaled $544,598 for the year ended December 31, 2017. Net transfers from the Separate Account to MassMutual totaled $289,346 for the year ended December 31, 2016. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 83 IAM, 1994 MGDB or Annuity 2000 table, depending on the year of issue.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2017. There have been no transfers between levels for the year ended December 31, 2017.

F-7

Notes To Financial Statements (Continued)

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts sold by its registered representatives, and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts.

The contracts are no longer offered for sale. Contract owners may continue, however, to make purchase payments under existing contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales investments for the year ended December 31, 2017 were as follows:

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division

Cost of purchases	$17,078,515	$6,114,467	$1,150,617	$1,721,152	$10,818,386	$1,289,780	$569,870
Proceeds from sales	(30,323,172)	(21,620,835)	(3,283,935)	(2,578,895)	(11,011,283)	(11,313,644)	(1,507,925)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2017 were as follows:

2017	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division

Units purchased	644,260	532,495	117,275	273,361	627,858	268,084	94,422
Units withdrawn	(3,712,134)	(2,714,752)	(541,990)	(1,196,471)	(2,534,795)	(1,817,606)	(407,701)
Units transferred between divisions and to/from GPA	(442,233)	(247,389)	(136,797)	478,168	(301,352)	(221,995)	(53,667)

Net increase (decrease)	(3,510,108)	(2,429,646)	(561,512)	(444,942)	(2,208,289)	(1,771,517)	(366,946)

2016	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division

Units purchased	591,971	558,722	103,144	365,961	649,529	585,670	82,575
Units withdrawn	(3,547,320)	(2,897,702)	(541,872)	(823,280)	(2,686,336)	(1,884,617)	(485,911)
Units transferred between divisions and to/from GPA	(544,523)	(763,314)	(43,230)	348,293	(605,470)	(910,430)	(122,897)

Net increase (decrease)	(3,499,873)	(3,102,294)	(481,958)	(109,026)	(2,642,277)	(2,209,377)	(526,234)

F-8

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2017 follows:

	At December 31,					For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)			Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)			Total Return[3] (Lowest to Highest)
MML Blend Division
2017	32,461,158	$7.26	to	$14.45	$253,241,743	2.11%	0.73%	to	1.30%	13.77%	to	14.42%
2016	35,971,265	6.38	to	12.62	246,315,604	2.14	0.73	to	1.30	8.01	to	8.62
2015	39,471,138	5.91	to	11.62	249,670,551	2.13	0.73	to	1.30	(1.21)	to	(0.65)
2014	43,452,824	5.98	to	11.70	277,627,945	2.06	0.73	to	1.30	9.56	to	10.18
2013	47,577,294	5.46	to	10.62	277,491,201	2.03	0.73	to	1.30	18.70	to	19.44

MML Equity Division
2017	29,013,886	7.70	to	25.36	234,712,505	1.81	0.73	to	1.30	14.30	to	14.95
2016	31,443,532	6.74	to	22.06	222,508,991	1.74	0.73	to	1.30	11.14	to	11.78
2015	34,545,825	6.06	to	19.74	220,103,947	2.09	0.73	to	1.30	(4.68)	to	(4.13)
2014	37,639,611	6.36	to	20.59	251,547,721	1.55	0.73	to	1.30	10.13	to	10.75
2013	41,189,563	5.78	to	18.59	250,242,725	1.89	0.73	to	1.30	31.55	to	32.30

MML Managed Bond Division
2017	4,762,998	4.45	to	9.87	22,085,965	3.14	0.73	to	1.30	3.35	to	3.94
2016	5,324,510	4.30	to	9.50	23,879,340	2.81	0.73	to	1.30	1.43	to	2.00
2015	5,806,468	4.24	to	9.31	25,649,413	2.82	0.73	to	1.30	(2.03)	to	(1.47)
2014	6,463,438	4.33	to	9.45	29,115,829	3.22	0.73	to	1.30	5.08	to	5.68
2013	7,017,400	4.12	to	8.94	30,100,130	3.10	0.73	to	1.30	(2.91)	to	(2.35)

MML U.S. Government Money Market Division
2017	3,868,270	1.75	to	3.17	7,092,906	0.35	0.73	to	1.30	(0.93)	to	(0.37)
2016	4,313,212	1.77	to	3.18	7,954,219	-	0.73	to	1.30	(1.18)	to	(0.62)
2015	4,422,238	1.79	to	3.20	8,254,637	0.01	0.73	to	1.30	(1.29)	to	(0.73)
2014	5,461,598	1.81	to	3.22	10,236,299	-	0.73	to	1.30	(1.29)	to	(0.73)
2013	5,979,043	1.83	to	3.25	11,386,846	-	0.73	to	1.30	(1.29)	to	(0.73)

Oppenheimer Discovery Mid Cap Growth Division
2017	23,493,015			4.58	107,511,615	0.03			1.30			27.13
2016	25,701,304			3.60	92,515,119	-			1.30			1.02
2015	28,343,581			3.56	101,000,044	-			1.30			5.23
2014	30,709,587			3.39	103,993,107	-			1.30			4.42
2013	33,520,761			3.24	108,710,093	0.01			1.30			34.23

Oppenheimer Global Division
2017	18,087,184			6.23	112,715,013	0.93			1.30			34.91
2016	19,858,701			4.62	91,734,370	1.06			1.30			(1.21)
2015	22,068,078			4.68	103,185,971	1.30			1.30			2.60
2014	24,217,010			4.56	110,362,881	1.10			1.30			0.97
2013	26,602,304			4.51	120,067,400	1.38			1.30			25.66

Oppenheimer Global Strategic Income Division
2017	4,236,600			2.96	12,548,182	2.31			1.30			4.90
2016	4,603,546			2.82	12,997,674	4.96			1.30			5.16
2015	5,129,780			2.68	13,772,674	5.88			1.30			(3.52)
2014	5,717,779			2.78	15,911,932	4.26			1.30			1.51
2013	6,260,470			2.74	17,162,953	5.02			1.30			(1.42)

F-9

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values, a reduction in the number of units purchased, or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge	This charge is equal, on an annual basis, to 0.73% - 1.25% of the daily value of the assets invested in each fund.
This charge is assessed through reduction of unit values.
Administrative Expense Charge	This charge is equal, on an annual basis, to 0.00% - 0.15% of the daily value of the assets invested in each fund.
This charge is assessed through reduction of unit values.
Annual Administrative Charge	$30 - $35 per contract year.
This charge is assessed through the redemption of units.
Contingent Deferred Sales Charge	0.00% - 11.00%
This charge is assessed through the redemption of units.
Sales and Administrative Charges	8.75% for single purchase payment 9.00% for periodic purchase payments
This charge is assessed through a reduction in the number of units purchased.

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 5, 2018, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-10

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 2:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 2 (comprised of the divisions listed in Appendix A to the opinion) (collectively, “the Separate Account”) as of December 31, 2017, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2017, the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account’s auditor since 2004.

Hartford, Connecticut

March 5, 2018

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

LA2056	F-1

Appendix A

The Massachusetts Mutual Variable Annuity Separate Account 2 is composed of the following divisions and the activities of each division have been included within the accompanying statement of assets and liabilities as of December 31, 2017 and the related statements of operations and changes in net assets for each of the years in the two-year period then ended.

Divisions

MML Blend Division

MML Equity Division

MML Managed Bond Division

MML U.S. Government Money Market Division

Oppenheimer Discovery Mid Cap Growth Division

Oppenheimer Global Division

Oppenheimer Global Strategic Income Division

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division

ASSETS
Investments
Number of shares	2,789,532	2,016,754	751,407	2,392,782	388,918	937,657	1,120,548

Identified cost	$51,293,056	$49,096,280	$9,434,239	$2,391,436	$21,375,113	$29,335,536	$5,859,437

Value	$65,074,673	$63,901,670	$9,328,544	$2,392,782	$32,750,768	$44,463,717	$5,748,411
Receivable from Massachusetts Mutual Life Insurance Company	1,165	255	-	-	-	-	-

Total assets	65,075,838	63,901,925	9,328,544	2,392,782	32,750,768	44,463,717	5,748,411

LIABILITIES
Annuitant mortality fluctuation reserve	31,648	25,864	4,723	9,567	7,136	7,030	1,171
Payable to Massachusetts Mutual Life Insurance Company	-	-	75	267	410	216	27

Total liabilities	31,648	25,864	4,798	9,834	7,546	7,246	1,198

NET ASSETS	$65,044,190	$63,876,061	$9,323,746	$2,382,948	$32,743,222	$44,456,471	$5,747,213

Net Assets:
Accumulation units – value	$63,989,256	$63,013,936	$9,155,805	$2,064,041	$32,505,342	$44,222,133	$5,708,186
Contracts in payout (annuitization) period	1,054,934	862,125	167,941	318,907	237,880	234,338	39,027

Net assets	$65,044,190	$63,876,061	$9,323,746	$2,382,948	$32,743,222	$44,456,471	$5,747,213

Outstanding units
Contract owners	8,633,522	8,104,482	2,060,335	1,314,945	7,154,920	7,133,854	1,940,412

UNIT VALUE
Flex-Extra (Non-Qualified)	$7.26	$7.70	$4.45	$1.75	$4.58	$6.23	$2.96
Flex-Annuity IV (Non-Qualified)	12.41	20.42	8.08	2.48	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2017

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division

Investment Income
Dividends	$1,331,330	$1,108,873	$301,285	$8,774	$9,208	$375,469	$133,671

Expenses
Mortality and expense risk fees and administrative charges	813,018	794,764	123,823	31,801	391,862	523,948	75,577

Net investment income (loss)	518,312	314,109	177,462	(23,027)	(382,654)	(148,479)	58,094

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,225,074	845,585	7,491	806	1,078,099	801,142	(42,540)
Realized gain distribution	2,512,768	417,320	-	28	3,024,728	-	-

Realized gain (loss)	4,737,842	1,262,905	7,491	834	4,102,827	801,142	(42,540)

Change in net unrealized appreciation/depreciation of investments	2,884,951	6,658,025	130,707	(829)	3,462,507	11,272,719	263,535

Net gain (loss) on investments	7,622,793	7,920,930	138,198	5	7,565,334	12,073,861	220,995

Net increase (decrease) in net assets resulting from operations	8,141,105	8,235,039	315,660	(23,022)	7,182,680	11,925,382	279,089

Capital transactions:
Transfer of net premiums	807,181	822,681	81,801	164,398	307,632	497,540	12,579
Transfers due to death benefits	(1,243,708)	(1,163,514)	(144,698)	(15,530)	(380,353)	(622,355)	(79,418)
Transfers due to annuity benefit payments	(123,580)	(107,118)	(25,726)	(36,487)	(24,673)	(25,727)	(5,082)
Transfers due to withdrawal of funds	(3,283,498)	(3,007,296)	(436,963)	(530,598)	(1,394,235)	(2,010,247)	(198,281)
Transfers due to annual administrative and contingent deferred sales charges	(70,262)	(64,364)	(22,300)	(2,429)	(18,252)	(8,553)	(1,109)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(27,019)	(14,112)	7,609	(4,193)	(16,586)	266	(917)
Transfer between divisions and to/from Guaranteed Principal Account	(850,273)	(727,594)	(161,066)	288,903	(231,202)	(907,020)	(43,753)

Net increase (decrease) in net assets resulting from capital transactions	(4,791,159)	(4,261,317)	(701,343)	(135,936)	(1,757,669)	(3,076,096)	(315,981)

Total increase (decrease)	3,349,946	3,973,722	(385,683)	(158,958)	5,425,011	8,849,286	(36,892)

NET ASSETS, at beginning of the year	61,694,244	59,902,339	9,709,429	2,541,906	27,318,211	35,607,185	5,784,105

NET ASSETS, at end of the year	$65,044,190	$63,876,061	$9,323,746	$2,382,948	$32,743,222	$44,456,471	$5,747,213

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2016

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division

Investment Income
Dividends	$1,307,647	$985,450	$300,370	$3	$-	$374,619	$294,283

Expenses
Mortality and expense risk fees and administrative charges	788,619	741,816	139,191	36,801	356,839	456,159	77,299

Net investment income (loss)	519,028	243,634	161,179	(36,798)	(356,839)	(81,540)	216,984

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,822,685	851,940	49,156	695	879,149	187,479	(43,819)
Realized gain distribution	5,853,186	3,603,068	48,009	-	2,127,090	2,374,562	-

Realized gain (loss)	8,675,871	4,455,008	97,165	695	3,006,239	2,562,041	(43,819)

Change in net unrealized appreciation/depreciation of investments	(4,522,118)	1,375,174	(94,600)	2,483	(2,404,394)	(3,067,020)	123,541

Net gain (loss) on investments	4,153,753	5,830,182	2,565	3,178	601,845	(504,979)	79,722

Net increase (decrease) in net assets resulting from operations	4,672,781	6,073,816	163,744	(33,620)	245,006	(586,519)	296,706

Capital transactions:
Transfer of net premiums	264,863	426,060	46,474	24,825	335,219	525,656	11,626
Transfers due to death benefits	(2,301,952)	(462,026)	(103,700)	(13,865)	(158,104)	(498,407)	(115,965)
Transfers due to annuity benefit payments	(95,018)	(84,304)	(27,141)	(35,746)	(14,877)	(17,852)	(3,150)
Transfers due to withdrawal of funds	(3,261,067)	(4,679,702)	(813,250)	(370,023)	(1,544,612)	(1,650,562)	(237,224)
Transfers due to annual administrative and contingent deferred sales charges	(76,896)	(69,378)	(24,465)	(2,804)	(19,902)	(9,379)	(1,202)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(44,308)	4,127	4,341	(4,493)	(5,197)	(5,968)	(4,565)
Transfer between divisions and to/from Guaranteed Principal Account	(189,466)	(899,470)	(503,665)	61,300	(382,745)	(759,056)	(282,692)

Net increase (decrease) in net assets resulting from capital transactions	(5,703,844)	(5,764,693)	(1,421,406)	(340,806)	(1,790,218)	(2,415,568)	(633,172)

Total increase (decrease)	(1,031,063)	309,123	(1,257,662)	(374,426)	(1,545,212)	(3,002,087)	(336,466)

NET ASSETS, at beginning of the year	62,725,307	59,593,216	10,967,091	2,916,332	28,863,423	38,609,272	6,120,571

NET ASSETS, at end of the year	$61,694,244	$59,902,339	$9,709,429	$2,541,906	$27,318,211	$35,607,185	$5,784,105

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 2

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 2 (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on October 14, 1981. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains two segments within the Separate Account, they are: Flex-Annuity IV (Non-Qualified) and Flex-Extra (Non-Qualified).

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2017, the Separate Account consists of seven divisions which invest in the following mutual funds. All of the funds may not be available to both segments of the Separate Account:

Divisions	The division listed in the first column invests in the fund in this column

MML Blend Division	MML Blend Fund[1]

MML Equity Division	MML Equity Fund[1]

MML Managed Bond Division	MML Managed Bond Fund[1]

MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund[1]

Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Discovery Mid Cap Growth Fund/VA2

Oppenheimer Global Division	Oppenheimer Global Fund/VA2

Oppenheimer Global Strategic Income Division	Oppenheimer Global Strategic Income Fund/VA2

In addition to the seven divisions, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the General Account and the FIA are not registered as an investment company under the 1940 Act.

[1]	MML Investment Advisors, LLC is the investment adviser to the listed MML II Trust Fund.
[2]	OFI Global Asset Management, Inc. serves as the investment adviser to this Fund.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account Massachusetts Mutual Variable Annuity Separate Account 2 follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and they are generally reinvested in the underlying investment divisions.

Notes To Financial Statements (Continued)

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust the Separate Account. Net transfers from the Separate Account to MassMutual totaled $36,613 for the year ended December 31, 2017. Net transfers from the Separate Account to MassMutual totaled $51,928 for the year ended December 31, 2016. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 83 IAM, Annuity 2000, or 1994 MGDB table.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2017. There have been no transfers between levels for the year ended December 31, 2017.

Notes To Financial Statements (Continued)

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts sold by its registered representatives, and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts.

The contracts are no longer offered for sale to the public. Contract owners may continue, however, to make purchase payments under existing contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales investments for the year ended December 31, 2017 were as follows:

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division

Cost of purchases	$4,785,365	$2,541,902	$400,558	$664,185	$3,464,318	$1,001,458	$209,910
Proceeds from sales	(6,538,732)	(6,066,453)	(924,656)	(823,468)	(2,576,518)	(4,223,484)	(467,434)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2017 were as follows:

2017	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division

Units purchased	160,212	138,933	18,992	112,922	91,019	99,954	9,878
Units withdrawn	(734,109)	(607,634)	(143,431)	(336,191)	(468,129)	(502,819)	(103,378)
Units transferred between divisions and to/from GPA	(128,860)	(100,445)	(36,422)	164,147	(57,148)	(171,542)	(14,715)

Net increase (decrease)	(702,757)	(569,146)	(160,861)	(59,122)	(434,258)	(574,407)	(108,216)

2016	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division
Units purchased	70,912	81,515	13,821	31,440	101,542	126,921	8,335
Units withdrawn	(970,057)	(834,689)	(224,570)	(208,898)	(501,833)	(502,717)	(137,029)
Units transferred between divisions and to/from GPA	(37,754)	(144,001)	(117,435)	34,319	(110,457)	(173,194)	(102,350)

Net increase (decrease)	(936,899)	(897,175)	(328,185)	(143,139)	(510,748)	(548,990)	(231,045)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2017 follows:

	At December 31,					For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)			Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)			Total Return[3] (Lowest to Highest)

MML Blend Division
2017	8,633,522	$7.26	to	$12.41	$65,044,190	2.12%	1.25%	to	1.30%	13.77%	to	13.83%
2016	9,336,278	6.38	to	10.90	61,694,244	2.14	1.25	to	1.30	8.01	to	8.06
2015	10,273,177	5.91	to	10.09	62,725,307	2.13	1.25	to	1.30	(1.21)	to	(1.16)
2014	11,276,593	5.98	to	10.21	69,666,898	2.06	1.25	to	1.30	9.56	to	9.61
2013	12,230,601	5.46	to	9.31	69,029,897	2.04	1.25	to	1.30	18.76	to	18.82

MML Equity Division
2017	8,104,482	7.70	to	20.42	63,876,061	1.81	1.25	to	1.30	14.30	to	14.36
2016	8,673,628	6.74	to	17.85	59,902,339	1.72	1.25	to	1.30	11.14	to	11.20
2015	9,570,803	6.06	to	16.06	59,593,216	2.08	1.25	to	1.30	(4.68)	to	(4.63)
2014	10,443,631	6.36	to	16.84	68,200,669	1.56	1.25	to	1.30	10.13	to	10.18
2013	11,199,073	5.78	to	15.28	66,521,065	1.88	1.25	to	1.30	31.55	to	31.62

MML Managed Bond Division
2017	2,060,335	4.45	to	8.08	9,323,746	3.15	1.25	to	1.30	3.35	to	3.40
2016	2,221,196	4.30	to	7.82	9,709,429	2.80	1.25	to	1.30	1.43	to	1.48
2015	2,549,381	4.24	to	7.70	10,967,091	2.83	1.25	to	1.30	(2.03)	to	(1.98)
2014	2,739,756	4.33	to	7.86	12,023,572	3.23	1.25	to	1.30	5.08	to	5.13
2013	2,973,817	4.12	to	7.48	12,378,228	3.10	1.25	to	1.30	(2.91)	to	(2.86)

MML U.S. Government Money Market Division
2017	1,314,945	1.75	to	2.48	2,382,948	0.36	1.25	to	1.30	(0.93)	to	(0.89)
2016	1,374,067	1.77	to	2.50	2,541,906	-	1.25	to	1.30	(1.18)	to	(1.13)
2015	1,517,206	1.79	to	2.53	2,916,332	0.01	1.25	to	1.30	(1.29)	to	(1.24)
2014	1,611,992	1.81	to	2.56	3,127,267	-	1.25	to	1.30	(1.29)	to	(1.24)
2013	1,921,798	1.83	to	2.60	3,786,085	-	1.25	to	1.30	(1.29)	to	(1.24)

Oppenheimer Discovery Mid Cap Growth Division
2017	7,154,920			4.58	32,743,222	0.03			1.30			27.13
2016	7,589,178			3.60	27,318,211	-			1.30			1.02
2015	8,099,925			3.56	28,863,423	-			1.30			5.23
2014	8,720,553			3.39	29,530,757	-			1.30			4.42
2013	9,386,323			3.24	30,440,484	0.01			1.30			34.23

Oppenheimer Global Division
2017	7,133,854			6.23	44,456,471	0.93			1.30			34.91
2016	7,708,261			4.62	35,607,185	1.06			1.30			(1.21)
2015	8,257,251			4.68	38,609,272	1.30			1.30			2.60
2014	8,832,863			4.56	40,253,533	1.11			1.30			0.97
2013	9,661,378			4.51	43,605,863	1.38			1.30			25.66

Oppenheimer Global Strategic Income Division
2017	1,940,412			2.96	5,747,213	2.29			1.30			4.90
2016	2,048,628			2.82	5,784,105	4.94			1.30			5.16
2015	2,279,673			2.68	6,120,571	5.90			1.30			(3.52)
2014	2,529,781			2.78	7,040,095	4.26			1.30			1.51
2013	2,782,963			2.74	7,629,438	4.96			1.30			(1.42)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge This charge is assessed through reduction in unit values.	This charge is equal, on an annual basis, to 1.15% - 1.25% of the daily value of the assets invested in each fund.
Administrative Charge This charge is assessed through reduction in unit values.	This charge is equal, on an annual basis, to 0.00% - 0.15% of the daily value of the assets invested in each fund.
Annual Administrative Charge This charge is assessed through the redemption of units.	$30 - $35 per contract year.
Contingent Deferred Sales Charge This charge is assessed through the redemption of units.	0.00% - 11.00%

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 5, 2018, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-10

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2017 and 2016 and

for the years ended December 31, 2017, 2016 and 2015

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2017 and 2016, and the related statutory statements of operations, changes in surplus, and cash flows for the three-year period ended December 31, 2017, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

See notes to statutory financial statements

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for the three-year period ended December 31, 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the three-year period ended December 31, 2017, in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

/s/ KPMG LLP

February 16, 2018

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2017	2016

	(In Millions)
Assets:
Bonds	$90,435	$83,821
Preferred stocks	768	465
Common stocks – subsidiaries and affiliates	14,424	14,244
Common stocks – unaffiliated	1,212	1,120
Mortgage loans	22,580	20,961
Policy loans	13,327	12,461
Real estate	857	977
Partnerships and limited liability companies	7,678	7,187
Derivatives	8,857	9,763
Cash, cash equivalents and short-term investments	3,580	3,726
Other invested assets	203	161

Total invested assets	163,921	154,886
Investment income due and accrued	2,199	1,914
Federal income taxes	544	44
Deferred income taxes	761	1,606
Other than invested assets	3,476	3,016

Total assets excluding separate accounts	170,901	161,466
Separate account assets	69,162	62,204

Total assets	$240,063	$223,670

Liabilities and Surplus:
Policyholders’ reserves	$115,764	$112,186
Liabilities for deposit-type contracts	13,014	11,574
Contract claims and other benefits	513	402
Policyholders’ dividends	1,601	1,609
General expenses due or accrued	1,074	1,121
Asset valuation reserve	3,207	3,178
Repurchase agreements	4,204	4,729
Commercial paper	250	250
Collateral	2,661	2,839
Derivatives	5,979	6,014
Funds held under coinsurance	4,001	-
Other liabilities	2,928	2,150

Total liabilities excluding separate accounts	155,196	146,052
Separate account liabilities	69,162	62,195

Total liabilities	224,358	208,247
Surplus	15,705	15,423

Total liabilities and surplus	$240,063	$223,670

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2017	2016	2015

	(In Millions)
Revenue:
Premium income	$17,486	$21,432	$21,543
Net investment income	6,542	6,334	6,387
Fees and other income	1,425	1,283	797

Total revenue	25,453	29,049	28,727

Benefits and expenses:
Policyholders’ benefits	20,019	18,312	16,300
Change in policyholders’ reserves	740	7,387	8,592
Change in group annuity reserves assumed	(887)	(1,510)	(942)
General insurance expenses	2,604	2,251	1,793
Commissions	1,009	938	869
State taxes, licenses and fees	245	237	187

Total benefits and expenses	23,730	27,615	26,799

Net gain from operations before dividends and federal income taxes	1,723	1,434	1,928
Dividends to policyholders	1,569	1,566	1,728

Net gain (loss) from operations before federal income taxes	154	(132)	200
Federal income tax benefit	(320)	(326)	(153)

Net gain from operations	474	194	353
Net realized capital (losses) gains	(422)	(208)	59

Net income (loss)	$52	$(14)	$412

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2017	2016	2015

	(In Millions)
Surplus, beginning of year	$15,423	$14,983	$14,231

Increase (decrease) due to:
Net income (loss)	52	(14)	412
Change in net unrealized capital gains (losses), net of tax	368	1,105	195
Change in net unrealized foreign exchange capital gains (losses), net of tax	721	(441)	(226)
Change in other net deferred income taxes	(1,084)	247	231
Change in nonadmitted assets	124	(326)	(16)
Change in asset valuation reserve	(29)	(361)	(197)
Change in surplus notes	36	-	491
Cumulative effect of accounting changes	-	-	3
Prior period adjustments	45	34	9
Change in minimum pension liability	61	6	(150)
Other	(12)	190	-

Net increase	282	440	752

Surplus, end of period	$15,705	$15,423	$14,983

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2017	2016	2015

	(In Millions)
Cash from operations:
Premium and other income collected	$22,194	$21,685	$20,842
Net investment income	6,542	6,394	6,213
Benefit payments	(19,718)	(17,832)	(16,261)
Net transfers from separate accounts	3,510	2,282	770
Net receipts from group annuity reserves assumed	887	1,510	942
Commissions and other expenses	(3,523)	(3,355)	(2,907)
Dividends paid to policyholders	(1,577)	(1,698)	(1,565)
Federal and foreign income taxes (paid) recovered	(3)	353	(234)

Net cash from operations	8,312	9,339	7,800

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	19,838	14,660	12,496
Preferred and common stocks – unaffiliated	516	577	444
Common stocks – affiliated	346	75	767
Mortgage loans	3,062	3,847	2,575
Real estate	226	59	110
Partnerships and limited liability companies	1,972	908	2,560
Derivatives	54	545	278
Other	(273)	(122)	(114)

Total investment proceeds	25,741	20,549	19,116

Cost of investments acquired:
Bonds	(24,910)	(21,393)	(15,012)
Preferred and common stocks – unaffiliated	(887)	(379)	(576)
Common stocks – affiliated	(230)	(1,499)	(539)
Mortgage loans	(4,543)	(3,505)	(5,296)
Real estate	(267)	(201)	(283)
Partnerships and limited liability companies	(1,851)	(1,568)	(3,443)
Derivatives	(598)	(627)	(438)
Other	(89)	115	409

Total investments acquired	(33,375)	(29,057)	(25,178)
Net increase in policy loans	(867)	(648)	(658)

Net cash from investing activities	(8,501)	(9,156)	(6,720)

Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts	1,360	755	831
Cash provided by surplus note issuance	36	-	491
Change in repurchase agreements	(525)	(401)	472
Change in collateral	(180)	712	726
Corporate-owned life insurance purchased	-	-	(1,937)
Other cash used	(648)	(572)	(494)

Net cash from financing and miscellaneous sources	43	494	89

Net change in cash, cash equivalents and short-term investments	(146)	677	1,169
Cash, cash equivalents and short-term investments:
Beginning of year	3,726	3,049	1,880

End of year	$3,580	$3,726	$3,049

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

Massachusetts Mutual Life Insurance Company (the Company), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts (GICs) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), Direct to Consumer (DTC), Institutional Solutions (IS) and Workplace Solutions (WS) distribution channels.

MMFA is a sales force that includes financial advisors that operate in the U.S. MMFA sells individual life, individual annuities and disability insurance. The Company’s DTC distribution channel sells individual life and supplemental health insurance primarily through direct response television advertising, digital media, search engine optimization and search engine marketing. The Company’s IS distribution channel sells group annuities, group life and GICs primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s WS distribution channel sells group life insurance and annuity products as well as individual life insurance, critical illness and long term care (LTC) products distributed through investment advisors.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting practices and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity; (b) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) interest rate and credit default swaps associated with replicated asset transactions are carried at amortized cost, whereas U.S. GAAP would carry them at fair value; (d) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (e) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation; (f) certain majority-owned subsidiaries and variable interest entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (g) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation; (h) assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment experience to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company; (i) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances; (j) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method (CRVM), Commissioners’ Annuity Reserve Valuation Method (CARVM) or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest; (k) liabilities for policyholder reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts due from reinsurers for the amounts ceded; (l) an asset valuation reserve (AVR) is reported as a

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and LLCs and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve; (m) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (n) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (o) the overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset; (p) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (q) payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (r) certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period; and (s) Statutory Statements of Changes in Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in asset valuation reserve, prior period adjustments and change in minimum pension liability, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates and assumptions include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

b.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Certain fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

c.	Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Common stocks – subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily C.M. Life Insurance Company, MML Bay State Life Insurance Company, MassMutual Holding LLC (MMHLLC) and MassMutual International LLC (MMI), are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC and MMI at its underlying U.S. GAAP equity value adjusted to remove certain nonadmitted and intangible assets. MMHLLC’s value is also adjusted by a portion of its noncontrolling interests (NCI) after consideration of MMHLLC’s fair value and the Company’s capital levels. The Division has affirmed the statutory recognition of the Company’s application of the NCI guidelines in MMHLLC’s statutory carrying value. However, the Company has limited this recognition to $2,703 million as of December 31, 2017 and $2,675 million as of December 31, 2016. Operating results, less dividends declared, for MMHLLC are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividends declared from MMHLLC are recorded in net investment income when declared and are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks – subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

Refer to Note 5c. “Common stocks – subsidiaries and affiliates” for further information on the valuation of MMHLLC and MMI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Common stocks – unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

f.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2017 and 2016. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan to the extent it does not exceed the cash surrender value of the underlying contract.

h.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in realized capital losses.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

j.	Derivatives

Interest rate swaps and credit default swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments other than interest rate swaps and credit default swaps associated with replicated assets are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

k.	Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds, money market mutual funds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

l.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

m.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital gains (losses) if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

n.	Other than invested assets

Other than invested assets primarily includes the Company’s investment in corporate-owned life insurance, deferred and uncollected life insurance premium, receivable from subsidiaries and affiliates, reinsurance recoverable, fixed assets and other receivables.

o.	Separate accounts

Separate accounts and sub-accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred, they are transferred at fair market value. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the underlying assets are sold. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the policyholder/contract holder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees a minimum return, a minimum account value, or both to the policyholder/contract holder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract-by-contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

p.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, intangibles, certain electronic data processing (EDP) equipment, advances and prepayments, certain investments in partnerships and LLCs for which qualifying audits are not performed, the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, furniture and equipment, certain other receivables and uncollected premium greater than 90 days past due. Due and accrued income is nonadmitted on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a change in nonadmitted assets on the Statutory Statements of Changes in Surplus.

q.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk or to assume business.

Premium income, benefits to policyholders (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue. Commissions and expense allowances on Retirement Plan Group reinsurance assumed and Modco reserve adjustments on reinsurance assumed are recorded as an expense.

r.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or CRVM bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table, modified to reflect the Company’s morbidity experience.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group payout annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Certain individual variable annuity products have a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed minimum withdrawal benefits (GMWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves in the Statutory Statements of Financial Position and the related changes in these liabilities are included in change in policyholders’ reserves in the Statutory Statement of Operations.

Variable annuity GMDBs provide a death benefit in excess of the contract value if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid generally adjusted for withdrawals), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock or bond markets causing the contract value to fall below the guaranteed specified amount will increase the net amount at risk, which is the amount of the GMDBs in excess of the contract value.

GMABs provide the annuity contract holder with a guaranteed minimum contract value at the end of the product’s guarantee period. If the contract value is below that guarantee at the end of the period, the contract value is increased to the guaranteed minimum account benefit value and the contract continues from that point. Options for the guarantee period are 10, 12, 20 and 26 years. These options are only available upon contract issue.

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

GMIBs provide the annuity contract holder with a guaranteed minimum amount when the contract is annuitized. The GMIBs would be beneficial to the contract holder if the contract holder’s contract value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIBs generally anticipate payout between ages 60 and 90. The Company issued GMIB Basic from 2002 to 2007.

GMIB Plus replaced GMIB Basic and was issued from 2007 to 2009. GMIB Plus includes a product version, which provides a minimum floor amount that can be applied to an annuity option. The GMIB Plus value is equal to the initial purchase amount increased by a compound annual interest rate. If a contract owner takes a withdrawal, the GMIB Plus value is recalculated by making an adjustment for withdrawals. There are two types of adjustments for withdrawals: (1) Dollar for dollar adjustment – during each contract year, the GMIB Plus value will be lower for each dollar that is withdrawn up to and equal to the current contract year interest credited on the GMIB Plus value; (2) Pro-rata adjustment – during each contract year, for any amount withdrawn that exceeds the current contract year interest credited on the GMIB Plus value, the GMIB Plus value will be further reduced by a pro-rata adjustment. Such a withdrawal will negatively impact the GMIB Plus value. GMIB Plus cannot be annuitized within ten years of contract issuance as the rider can only be exercised after a ten year waiting period has elapsed. This guarantee was only available upon contract issuance.

Reserves for individual and group fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group deferred annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions are used for mortality, expenses and commissions, investment management fees, taxes and policyholder behavior including lapses, partial withdrawals, annuitization and additional premium. These assumptions are consistent with those used for asset adequacy testing and are based on Company experience. Stochastic reserves are driven by the degree that the variable annuity benefits are “in the money” at projected interest rates and equity market levels, expenses, discount rates, net derivative values, and policyholder behavior.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

LTC policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

LTC claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

Unpaid claims and claim expense reserves are related to disability and LTC claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. LTC unpaid claim liabilities are projected using policy specific daily benefit amounts and aggregate utilization factors. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by year incurred.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

s.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

t.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 56% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2017 and 54% as of December 31, 2016.

u.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

v.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Surplus.

w.	Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

x.	Commercial paper

The Company issues commercial paper (CP) in the form of unsecured notes. Interest on CP is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of CP, the carrying value approximates fair value.

y.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

z.	Other liabilities

Other liabilities primarily consist of the derivative interest expense liability, liability for employee benefits, pending security settlements, unearned income and remittances and items not allocated.

aa.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Disability income and LTC premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

bb.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and LLCs, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in net unrealized capital gains (losses), net of tax, within the Statutory Statements of Changes in Surplus.

3.	New accounting standards

Adoption of new accounting standards

In April 2016, the NAIC adopted modifications to the Statements of Statutory Accounting Principles (SSAP) No. 41R, Surplus Notes, which were effective January 1, 2017. These modifications required that the surplus notes with a designation equivalent to NAIC 3 through 6 be reported at the lesser of amortized cost or fair value. Prior to 2017, these surplus notes are reported at amortized cost. The modifications also incorporate guidance to clarify when surplus notes shall be nonadmitted, an unrealized loss should be recognized, and an OTTI assessment should be performed. These modifications did not have an impact on the Company’s financial statements.

In June 2016, the NAIC adopted modifications to SSAP No. 26R, Bonds and SSAP No. 43R, Loan-backed and Structured Securities, which were effective January 1, 2017 and should be prospectively applied. These modifications clarified that the amount of prepayment penalties or acceleration fees reported as investment income should equal the total proceeds received less the par value of the investment; and any difference between the carrying value and the par value at the time of disposal will be reported as realized capital gains and losses. These modifications also added specific disclosures related to securities sold, redeemed or otherwise disposed of as a result of a callable feature. These modifications did not have a significant impact on the Company’s financial statements.

In June 2016, the NAIC adopted substantive revisions to SSAP No. 51R, Life Contracts, to incorporate references to the Valuation Manual (VM) and to facilitate the implementation of principles-based reserving (PBR), which were effective on January 1, 2017. The adoption of PBR only applies to new life insurance policies issued after January 1, 2017, however the Company plans to adopt these revisions to SSAP No. 51 using the 3-year phased in approach by no later than January 1, 2020. The Company currently uses formulas and assumptions to determine reserves as prescribed by state laws and regulations. Under PBR, the Company will be required to hold the higher of (a) the reserve using prescribed factors and (b) the PBR reserve which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. The Company is currently assessing the impact of these modifications on the Company’s financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In August 2016, the NAIC adopted modifications to SSAP No. 51R, Life Contracts, which were effective January 1, 2017. These modifications clarified that annual assumption changes from reserving methods used in PBR would not qualify as a change in valuation basis. Changes in valuation basis are recorded directly to surplus instead of through income. These modifications were made to accommodate PBR which became effective January 1, 2017. These modifications are not expected to have an impact on the Company’s financial statements.

In December 2016, the NAIC adopted modifications to SSAP No. 35R, Guaranty Fund and Other Assessments, which became effective March 16, 2017. The modification allows insurers to consider expected renewals of short-term health contracts in determining the assets recognized from accrued guaranty fund liability assessments from insolvencies of entities that write long-term care. Also, in August 2017, the NAIC made an additional modification to SSAP No. 35R to require discounting guaranty fund assessments and the related recoverable tax credit in excess of one year to payment or recovery at the whole life discount rate in effect as of the reporting date. The Company has adopted these modifications, which did not have a significant impact on its financial statements.

In April 2017, the NAIC adopted modifications to SSAP No. 26R, Bonds, which is effective December 31, 2017. These modifications are part of an ongoing investment classification project. These modifications (a) provide a definition of a security, (b) update the description of bonds included in scope of the guidance, (c) require fair value accounting for certain SVO identified investments, such as bond exchange traded funds, unless a systematic value has been elected, and (d) clarify the scope of the standard to specifically include bank loans acquired through organization, participation, syndication or assignment. The adoption of these modifications did not have an impact on the Company’s financial statements in 2017.

In June 2017, the NAIC adopted modifications to SSAP No. 30, Unaffiliated Common Stock, SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities as they relate to ASU 2016-07, Simplifying the Transition to the Equity Method of Accounting which were effective January 1, 2017. These modifications included the definition of control and provided guidance as to when an investment qualified (or no longer qualifies) for the equity method of accounting. These modifications further specified that when the level of investment in a subsidiary, controlled or affiliated (SCA) entity fell below the level of control, defined as the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the investee in SSAP No. 97, the reporting entity should discontinue the use of the equity method of accounting. When an entity becomes qualified to use the equity method of accounting, the entity should add the cost of acquiring the additional interest in the investee to the current basis of the previously held interest and apply the equity method of accounting, prospectively. The Company has adopted these modifications.

In June 2017, the NAIC adopted modifications to SSAP No. 37, Mortgage Loans, which became effective June 8, 2017. These modifications clarify that a reporting entity providing a mortgage loan as a “participant in a mortgage loan agreement”, should consider the mortgage loan in the scope of SSAP No. 37. Specifically, in addition to mortgage loans directly originated, a mortgage loan also includes mortgages acquired through assignment, syndication or participation. These modifications also clarify the impairment assessment and incorporate new disclosures for these types of mortgage loans to identify mortgage loans in which the insurer is a participant or co-lender. These modifications did not have a financial impact on the Company. The Company has added the additional disclosures to the Company’s financial statements.

Future adoption of new accounting standards

In January 2017, the NAIC adopted modifications to SSAP No. 86, Derivatives, which will be effective January 1, 2018. The modifications maintain gross reporting of derivative variation margin as a separate unit of account, rather than characterizing as legal settlement with mark-to-market changes recorded in surplus. Regarding exchange traded futures, these modifications further clarify that variation margin and mark-to-market changes should be recorded in the same manner as all other derivative instruments. The Company will record mark-to-market gains and losses from exchange traded futures as unrealized gains or losses instead of realized gains or losses and gross up the derivatives and collateral line items on its financial statements. The modifications will not impact total surplus and the Company anticipates an immaterial impact on its financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In April 2017, the NAIC adopted modifications to SSAP No. 69, Statement of Cash Flow: Classification of Certain Cash Receipts and Cash Payments, to adopt ASU No. 2016-15, Classification of Certain Cash Receipts and Cash Payments, in its entirety, which will be effective January 1, 2018 on a retrospective basis. In June 2017, the NAIC adopted additional modifications to SSAP No. 69 to incorporate portions of ASU No. 2016-18, Restricted Cash, which will be effective December 31, 2019 with early adoption permitted. The initial modifications address the classification and disclosure of certain items within the statements of cash flows. Upon adoption, proceeds from the settlement of corporate owned life insurance policies owned by the Company will be classified as investing activities instead of operating activities. Additionally, the Company will apply the nature of distribution approach to SCA equity method investments and the cumulative earnings approach to all other equity method investments in determining whether distributions received from equity method investees are returns on investment, recorded as operating activities, or returns of investment, recorded as investing activities. Effective January 1, 2018, the Company will early adopt on a retrospective basis, the second modification that adds restricted cash, cash equivalents and short-term investments to the existing statutory disclosure requirements in SSAP No.1, Accounting Policies, Risks & Uncertainties, and Other Disclosures. Although the adoption of these modifications will require reclassification between investing and operating cash flows, they will not have a material impact on the Company’s financial statements.

In November 2017, the NAIC adopted modifications to SSAP No. 100R, Fair Value, allowing NAV per share as a practical expedient to fair value, either when specifically named in a SSAP or when the investee qualifies as an investment company, which will be effective January 1, 2018. These modifications adopt, with modification, applicable U.S. GAAP, allowing greater consistency with FASB’s allowable use of NAV. These modifications also include the U.S. GAAP requirement to report instruments measured at NAV as a practical expedient outside of the fair value hierarchy disclosure as a separate item, along with a description of the terms and conditions of redemption features, amounts of unfunded commitments, restrictions to sell, and various other items. Previously, statutory guidance only allowed NAV as a practical expedient for money market mutual funds and SVO-identified bond exchange traded funds. As a result of these modifications, the NAIC issued SSAP No. 100R, Fair Value. The adoption of these modifications is not expected to have a significant impact on the Company’s financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2017

	Carrying Value	Fair Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$7,149	$7,697	$-	$7,696	$1
All other governments	1,181	1,269	-	1,200	69
States, territories and possessions	596	651	-	651	-
Political subdivisions	532	576	-	576	-
Special revenue	5,814	6,518	-	6,507	11
Industrial and miscellaneous	68,140	71,342	-	41,333	30,009
Parent, subsidiaries and affiliates	7,023	7,133	-	1,075	6,058
Preferred stocks	768	786	36	-	750
Common stocks - subsidiaries and affiliates	454	454	344	-	110
Common stocks - unaffiliated	1,212	1,212	901	-	311
Mortgage loans - commercial	20,777	21,301	-	-	21,301
Mortgage loans - residential	1,803	1,760	-	-	1,760
Derivatives:
Interest rate swaps	7,684	8,269	-	8,269	-
Options	745	745	-	745	-
Currency swaps	386	386	-	385	1
Forward contracts	13	22	-	22	-
Credit default swaps	29	36	-	36	-
Cash, cash equivalents and short-term investments	3,580	3,580	218	3,362	-
Separate account assets	69,162	69,162	46,006	22,447	709
Financial liabilities:
Guaranteed interest contracts	8,834	8,549	-	-	8,549
Group annuity contracts and other deposits	18,132	18,505	-	-	18,505
Individual annuity contracts	6,570	8,009	-	-	8,009
Supplementary contracts	1,167	1,168	-	-	1,168
Repurchase agreements	4,204	4,204	-	4,204	-
Commercial paper	250	250	-	250	-
Derivatives:
Interest rate swaps	5,314	5,372	-	5,372	-
Options	7	7	-	7	-
Currency swaps	569	569	-	561	8
Forward contracts	88	88	-	88	-
Credit default swaps	1	1	-	1	-

Common stocks – subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $13,970 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$6,819	$7,327	$-	$7,323	$4
All other governments	924	934	-	863	71
States, territories and possessions	676	723	-	723	-
Political subdivisions	483	514	-	514	-
Special revenue	5,605	6,167	-	6,134	33
Industrial and miscellaneous	62,806	64,478	-	39,231	25,247
Parent, subsidiaries and affiliates	6,508	6,604	-	615	5,989
Preferred stocks	465	482	1	30	451
Common stocks - subsidiaries and affiliates	573	573	487	23	63
Common stocks - unaffiliated	1,120	1,120	582	349	189
Mortgage loans - commercial	19,193	19,660	-	-	19,660
Mortgage loans - residential	1,768	1,728	-	-	1,728
Derivatives:
Interest rate swaps	8,084	8,633	-	8,633	-
Options	653	653	-	653	-
Currency swaps	937	937	-	937	-
Forward contracts	51	51	-	51	-
Credit default swaps	38	40	-	40	-
Cash, cash equivalents and short-term investments	3,726	3,726	(95)	3,821	-
Separate account assets	62,204	62,204	39,641	21,825	738
Financial liabilities:
Guaranteed interest contracts	7,086	7,028	-	-	7,028
Group annuity contracts and other deposits	19,097	19,661	-	-	19,661
Individual annuity contracts	6,715	8,272	-	-	8,272
Supplementary contracts	1,152	1,153	-	-	1,153
Repurchase agreements	4,729	4,729	-	4,729	-
Commercial paper	250	250	-	250	-
Derivatives:
Interest rate swaps	5,915	5,960	-	5,960	-
Options	6	6	-	6	-
Currency swaps	36	36	-	36	-
Forward contracts	56	56	-	56	-
Credit default swaps	1	1	-	1	-

Common stocks – subsidiaries and affiliates do not include unconsolidated subsidiaries, which had a statutory carrying value of $13,671 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendor to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendor, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, GICs and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset-liability management analysis.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2017
	Level 1	Level 2	Level 3	Total

	(In Millions)
Financial assets:
Bonds:
Special revenue	$-	$6	$-	$6
Industrial and miscellaneous	-	11	55	66
Parent, subsidiaries and affiliates	-	18	61	79
Preferred stocks	3	-	2	5
Common stocks - subsidiaries and affiliates	344	-	110	454
Common stocks - unaffiliated	901	-	311	1,212
Derivatives:
Interest rate swaps	-	7,684	-	7,684
Options	-	745	-	745
Currency swaps	-	385	1	386
Forward contracts	-	13	-	13
Separate account assets	46,006	22,447	709	69,162

Total financial assets carried at fair value	$47,254	$31,309	$1,249	$79,812

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,314	$-	$5,314
Options	-	7	-	7
Currency swaps	-	561	8	569
Forward contracts	-	88	-	88

Total financial liabilities carried at fair value	$-	$5,970	$8	$5,978

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes and the level of market activity may result in a reclassification of certain financial assets or liabilities between fair value hierarchy classifications. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. For the period ended December 31, 2017, $298 million of unaffiliated common stock were transferred from Level 2 to Level 1.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2016
	Level 1	Level 2	Level 3	Total

	(In Millions)
Financial assets:
Bonds:
States, territories and possessions	$-	$8	$-	$8
Special revenue	-	1	-	1
Industrial and miscellaneous	-	3	57	60
Parent, subsidiaries and affiliates	-	58	52	110
Preferred stocks	-	-	3	3
Common stocks - subsidiaries and affiliates	487	23	63	573
Common stocks - unaffiliated	582	349	189	1,120
Derivatives:
Interest rate swaps	-	8,084	-	8,084
Options	-	653	-	653
Currency swaps	-	937	-	937
Forward contracts	-	51	-	51
Credit default swaps	-	4	-	4
Separate account assets	39,641	21,825	738	62,204

Total financial assets carried at fair value	$40,710	$31,996	$1,102	$73,808

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,915	$-	$5,915
Options	-	6	-	6
Currency swaps	-	36	-	36
Forward contracts	-	56	-	56
Credit default swaps	-	1	-	1

Total financial liabilities carried at fair value	$-	$6,014	$-	$6,014

For the year ended December 31, 2016, there were no significant transfers between Level 1 and Level 2.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Separate account assets – These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) – These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit–related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) – These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities – These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets carried at fair value:

	Balance as of 1/1/17	Gains (Losses) in Net Income	Gains (Losses) in Surplus	Purchases	Issuances	Sales	Settlements	In	Transfers Out	Other	Balance as of 12/31/17

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$57	$1	$(4)	$-	$-	$-	$(4)	$-	$(8)	$13	$55
Parent, subsidiaries, and affiliates	52	-	9	-	-	-	-	-	-	-	61
Preferred stocks	3	-	-	1	-	-	-	-	-	(2)	2
Common stocks - subsidiaries and affiliates	63	-	13	-	46	-	(11)	-	-	(1)	110
Common stocks - unaffiliated	189	(6)	30	38	-	(8)	(3)	75	(6)	2	311
Derivatives:
Currency swaps	-	-	(5)	-	-	-	-	6	-	-	1
Separate account assets	738	55	-	72	-	(150)	(1)	-	(5)	-	709

Total financial assets	$1,102	$50	$43	$111	$46	$ (158)	$ (19)	$81	$ (19)	$12	$1,249

Financial liabilities
Derivatives:
Currency swaps	$-	$-	$4	$-	$-	$-	$-	$4	$-	$-	$8

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. The common stock unaffiliated assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs.

	Balance as of 1/1/16	Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements	In	Transfers Out	Other	Balance as of 12/31/16

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$22	$(12)	$(13)	$-	$4	$-	$(6)	$-	$-	$62	$57
Parent, subsidiaries, and affiliates	45	1	7	2	11	(3)	(20)	-	-	9	52
Preferred stocks	2	-	-	2	-	-	-	-	-	(1)	3
Common stocks - subsidiaries and affiliates	40	-	7	-	1	-	(1)	-	-	16	63
Common stocks - unaffiliated	180	(1)	(5)	12	1	(2)	(1)	-	-	5	189
Separate account assets	725	22	-	149	-	(153)	(10)	5	-	-	738

Total financial assets	$1,014	$10	$(4)	$165	$17	$ (158)	$ (38)	$5	$-	$91	$1,102

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. The separate account assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs.

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis. Industrial and miscellaneous bonds were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2017

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$7,149	$566	$18	$7,697
All other governments	1,181	93	5	1,269
States, territories and possessions	596	56	1	651
Political subdivisions	532	45	1	576
Special revenue	5,814	711	7	6,518
Industrial and miscellaneous	68,140	3,510	308	71,342
Parent, subsidiaries and affiliates	7,023	147	37	7,133

Total	$90,435	$5,128	$377	$95,186

The December 31, 2017 gross unrealized losses exclude $24 million of losses included in the carrying value. These losses include $22 million from NAIC Class 6 bonds and $2 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2016

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$6,819	$562	$54	$7,327
All other governments	924	37	27	934
States, territories and possessions	676	52	5	723
Political subdivisions	483	33	2	514
Special revenue	5,605	588	26	6,167
Industrial and miscellaneous	62,806	2,427	755	64,478
Parent, subsidiaries and affiliates	6,508	128	32	6,604

Total	$83,821	$3,827	$901	$86,747

The December 31, 2016 gross unrealized losses exclude $23 million of losses included in the carrying value. These losses include $19 million from NAIC Class 6 bonds and $4 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2017		2016

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total

		($ In Millions)

1	Aaa/ Aa/ A	$48,770	54%	$47,693	57%
2	Baa	33,221	37	29,069	35
3	Ba	4,253	5	3,256	4
4	B	2,809	3	2,390	3
5	Caa and lower	995	1	1,049	1
6	In or near default	387	-	364	-

	Total	$90,435	100%	$83,821	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

	December 31,
	2017				2016

	RMBS		CMBS		RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total

	($ In Millions)
1	$672	100%	$1,749	99%	$793	100%	$1,694	100%
2	-	-	6	-	-	-	-	-
3	-	-	3	-	-	-	-	-
5	-	-	-	-	-	-	6	-
6	-	-	26	1	-	-	5	-

	$672	100%	$1,784	100%	$793	100%	$1,705	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2017 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying Value	Fair Value

	(In Millions)
Due in one year or less	$1,762	$1,779
Due after one year through five years	21,922	22,471
Due after five years through ten years	25,079	25,984
Due after ten years	41,672	44,952

Total	$90,435	$95,186

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)
Proceeds from sales	$6,669	$6,097	$4,267
Gross realized capital gains from sales	114	132	216
Gross realized capital losses from sales	(153)	(248)	(74)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2017

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$857	$11	14	$194	$7	9
All other governments	39	1	11	73	3	15
States, territories and possessions	83	1	3	3	-	4
Political subdivisions	12	-	2	19	-	5
Special revenue	302	2	41	164	5	61
Industrial and miscellaneous	7,161	101	794	5,824	227	678
Parent, subsidiaries and affiliates	3,247	40	6	104	3	5

Total	$11,701	$156	871	$6,381	$245	777

The December 31, 2017 gross unrealized losses include $24 million of losses included in the carrying value. These losses include $22 million from NAIC Class 6 bonds and $2 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$757	$51	13	$87	$3	4
All other governments	451	24	47	20	1	8
States, territories and possessions	63	1	5	42	4	2
Political subdivisions	55	2	13	-	-	-
Special revenue	779	24	172	41	2	138
Industrial and miscellaneous	15,535	452	1,257	7,330	324	666
Parent, subsidiaries and affiliates	3,878	29	8	409	7	20

Total	$21,518	$583	1,515	$7,929	$341	838

The December 31, 2016 gross unrealized losses include $23 million of losses included in the carrying value. These losses include $19 million from NAIC Class 6 bonds and $4 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2017 and 2016, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2017, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $3,157 million. Securities in an unrealized loss position for less than 12 months had a fair value of $1,504 million and unrealized losses of $18 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $1,653 million and unrealized losses of $49 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2016, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $7,939 million. Securities in an unrealized loss position for less than 12 months had a fair value of $3,270 million and unrealized losses of $62 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $4,669 million and unrealized losses of $103 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2017 or 2016, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $9 million as of December 31, 2017 and 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2017, RMBS had a total carrying value of $1,452 million and a fair value of $1,620 million, of which approximately 21%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $566 million and a fair value of $687 million. As of December 31, 2016, RMBS had a total carrying value of $1,516 million and a fair value of $1,728 million, of which approximately 23%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $686 million and a fair value of $825 million.

During the year ended December 31, 2017, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2017, total leveraged loans and leveraged loan CDOs had a carrying value of $10,698 million and a fair value of $10,831 million, of which approximately 84%, based on carrying value, were domestic leveraged loans and CDOs. As of December 31, 2016, total leveraged loans and leveraged loan CDOs had a carrying value of $10,550 million and a fair value of $10,556 million, of which approximately 88%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $1,818 million and fair value of $1,835 million as of December 31, 2017 and a carrying value of $1,982 million and fair value of $2,000 million as of December 31, 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2017	2016

	(In Millions)

Carrying value	$768	$465
Gross unrealized gains	29	43
Gross unrealized losses	(11)	(26)

Fair value	$786	$482

As of December 31, 2017, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $545 million in fifteen issuers, $139 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2016, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $125 million in four issuers, all of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2017 or 2016.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $688 million as of December 31, 2017 and $304 million as of December 31, 2016.

c.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance (BOLI) policies.

Summarized below is certain combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2017	2016	2015

	(In Billions)

Total revenue	$0.7	$0.5	$0.8
Net income	0.1	0.1	0.1
Assets	13.3	13.0	13.3
Liabilities	11.7	11.5	11.9
Shareholder’s equity	1.6	1.5	1.4

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MMHLLC is the parent of subsidiaries that include Oppenheimer Acquisition Corp. (OAC) and Barings LLC (Barings) and for 2015, includes investments in international life insurance operations in Japan and Hong Kong. These subsidiaries deal in markets that include retail and institutional asset management entities, registered broker dealers, and international life and annuity operations.

On October 1, 2016, MassMutual purchased MMI from MMHLLC for $3,904 million, which represented MMHLLC’s carrying value of MMI. MassMutual purchased MMI with cash and invested assets with a carrying value of $3,788 million, net of deferred tax, and deferred a $116 million gain on the transfer of these assets, as this transaction was considered a related party transaction. This purchase was part of MassMutual’s execution of its’ operating strategy and segregated its foreign insurance subsidiaries from its asset manager subsidiaries.

Summarized below is certain U.S. GAAP financial information for MMHLLC. MMI was included in this information for the years ended December 31, 2015 and for the nine month period ended September 30, 2016. As of October 1, 2016, MMI was no longer a MMHLLC subsidiary.

	As of and for the Years Ended December 31,
	2017	2016	2015

	(In Billions)

Total revenue	$4.7	$8.8	$8.7
Net income	0.8	1.6	0.8
Assets	17.1	16.7	50.1
Liabilities	6.6	6.1	40.4
Member’s equity	10.5	10.6	9.7

The MMHLLC statutory carrying value was $9,083 million as of December 31, 2017 and $8,870 million as of December 31, 2016. The current fair value of MMHLLC remains greater than its statutory carrying value.

The Company recorded dividends in net investment income from MMHLLC of $425 million through the year ended December 31, 2017, $430 million through the year ended December 31, 2016 and $500 million through the year ended December 31, 2015.

The Company contributed additional capital of $145 million to MMHLLC through the year ended December 31, 2017 and $889 million through the year ended December 31, 2016. The 2016 capital contributions included the transfer of nine investments with book value of $670 million from the Company to MMHLLC. The contribution of the nine investments was recorded at book value, and accordingly, there was no gain or loss recognized.

On July 1, 2016, the Company’s purchase of MSI Financial Services (MSIFS) was accounted for under the statutory purchase method, classified as investments in common stocks – subsidiaries and affiliates at a cost of $126 million, which included the recognition of statutory goodwill of $38 million. In March 2017, the Company contributed MSIFS to MMHLLC at carrying value of $115 million, which excluded the remaining unamortized statutory goodwill of $35 million. The remaining unamortized statutory goodwill was transferred from the Company’s carrying value of MSIFS to its carrying value of MMHLLC. MSIFS was subsequently merged with MMHLLC’s other broker dealer, MML Investor Services LLC.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MMHLLC are involved in litigation and investigations arising in the ordinary course of their business, which seek compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably could give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

Summarized below is certain U.S. GAAP financial information for MMI. This information prior to October 1, 2016 was also included in the operations of MMHLLC:

	As of and for the Years Ended December 31,
	2017	2016	2015

	(In Billions)

Total revenue	$3.3	$4.8	$4.5
Net income	-	0.6	0.4
Assets	32.7	30.8	26.2
Liabilities	29.6	27.7	24.0
Member’s equity	3.1	3.1	2.2

The current fair value of MMI remains greater than its statutory carrying value.

In August 2017, MMI, a wholly-owned subsidiary of the Company, entered into an agreement to sell MassMutual Asia Limited (MM Asia), a wholly-owned Hong Kong based life insurance and wealth management subsidiary. The sale is expected to close in 2018, subject to regulatory approval and customary closing conditions. Under the terms of the agreement, MMI will receive consideration of approximately $1.7 billion in cash and stock, and MM Asia’s $182 million investment in MassMutual Life Insurance Company (MM Japan). The stock is from an entity that is expected to own 60% of MM Asia. On the transaction date, the agreement also requires MM Asia to have a Solvency Margin Ratio (SMR) at a certain level. This may require additional capital from MMI in order to meet this capital level. In the third quarter of 2017, MMI classified MM Asia as held for sale. Accordingly, the expected gain on disposal will be realized when the sale is finalized.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of $1,547 million as of December 31, 2017 was subject to dividend restrictions imposed by the State of Connecticut.

For further information on related party transactions with subsidiaries and affiliates, see Note 17. “Related party transactions”.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2017	2016

	(In Millions)

Adjusted cost basis	$1,030	$1,038
Gross unrealized gains	223	167
Gross unrealized losses	(42)	(85)

Carrying value	$1,212	$1,120

As of December 31, 2017, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $253 million in 172 issuers, $146 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2016, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $280 million in 153 issuers, $186 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2017 or 2016.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $275 million as of December 31, 2017 and $244 million as of December 31, 2016.

e.	Mortgage loans

Mortgage loans comprised commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender or a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2017 and 2016, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2017 or 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2017		2016

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Commercial mortgage loans:
Primary lender	$20,729	$21,253	$19,122	$19,588
Mezzanine loans	48	48	71	72

Total commercial mortgage loans	20,777	21,301	19,193	19,660

Residential mortgage loans:
FHA insured and VA guaranteed	1,799	1,756	1,763	1,723
Other residential loans	4	4	5	5

Total residential mortgage loans	1,803	1,760	1,768	1,728

Total mortgage loans	$22,580	$23,061	$20,961	$21,388

As of December 31, 2017, scheduled commercial mortgage loan maturities were as follows (in millions):

2018	$373
2019	921
2020	1,509
2021	1,655
2022	1,114
Thereafter	15,205

Commercial mortgage loans	20,777
Residential mortgage loans	1,803

Total	$22,580

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2017

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$11,498	$8,567	$468	$196	$-	$20,729
Mezzanine loans	-	-	48	-	-	48

Total commercial mortgage loans	11,498	8,567	516	196	-	20,777

Residential mortgage loans:
FHA insured and VA guaranteed	1,799	-	-	-	-	1,799
Other residential loans	4	-	-	-	-	4

Total residential mortgage loans	1,803	-	-	-	-	1,803

Total mortgage loans	$13,301	$8,567	$516	$196	$-	$22,580

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016
	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)
Commercial mortgage loans:
Primary lender	$10,632	$7,683	$647	$144	$16	$19,122
Mezzanine loans	-	17	54	-	-	71

Total commercial mortgage loans	10,632	7,700	701	144	16	19,193

Residential mortgage loans:
FHA insured and VA guaranteed	1,763	-	-	-	-	1,763
Other residential loans	5	-	-	-	-	5

Total residential mortgage loans	1,768	-	-	-	-	1,768

Total mortgage loans	$12,400	$7,700	$701	$144	$16	$20,961

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2017

	Less Than 81%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$6,409	$-	$-	$6,409	31%
Apartments	5,415	-	-	5,415	26
Industrial and other	3,619	-	-	3,619	18
Hotels	2,778	-	-	2,778	13
Retail	2,519	37	-	2,556	12

Total	$20,740	$37	$-	$20,777	100%

	December 31, 2016
	Less Than 81%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)
Office	$6,125	$-	$16	$6,141	32%
Apartments	5,045	-	-	5,045	26
Industrial and other	3,109	-	-	3,109	16
Hotels	2,597	-	-	2,597	14
Retail	2,274	27	-	2,301	12

Total	$19,150	$27	$16	$19,193	100%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 81.6% as of December 31, 2017 and 2016. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 61.3% as of December 31, 2017 and 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2017

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$4,917	49%
New York	2,161	49%
Illinois	1,953	49%
United Kingdom	1,554	48%
Texas	1,462	55%
Washington	1,329	47%
District of Columbia	1,235	55%
All other	6,166	52%

Total commercial mortgage loans	$20,777	50%

All other consists of 27 jurisdictions, with no individual exposure exceeding $1,047 million.

	December 31, 2016

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$4,977	51%
New York	2,088	49%
Illinois	2,074	50%
Texas	1,558	54%
Massachusetts	1,190	50%
United Kingdom	982	51%
Washington	957	46%
All other	5,367	53%

Total commercial mortgage loans	$19,193	51%

All other consists of 28 jurisdictions, with no individual exposure exceeding $837 million.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

December 31,
	2017			2016

	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	3.1%	12.3%	4.2%	3.1%	12.3%	4.3%
Residential mortgage loans	2.8%	11.4%	4.7%	2.5%	11.4%	4.9%
Mezzanine mortgage loans	10.4%	12.0%	11.4%	9.6%	12.0%	10.9%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2017			2016
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgage loans	3.3%	9.8%	4.1%	3.2%	6.0%	3.8%
Residential mortgage loans	3.6%	4.6%	4.2%	4.1%	4.4%	4.2%
Mezzanine mortgage loans	-%	-%	-%	9.6%	9.6%	9.6%

As of December 31, 2017, the Company had no impaired mortgage loans with or without a valuation allowance, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction.

	December 31, 2016
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income
	(In Millions)
With allowance recorded:
Commercial mortgage loans:
Primary lender	$16	$17	$23	$(3)	$1

With no allowance recorded:
Commercial mortgage loans:
Primary lender	6	9	13	-	-
Total impaired commercial mortgage loans	$22	$26	$36	$(3)	$1

The Company did not hold any impaired mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction as of December 31, 2016.

	December 31, 2015
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income
	(In Millions)
With no allowance recorded:
Commercial mortgage loans:
Primary lender	$28	$31	$33	$-	$2

The Company did not hold any impaired mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction as of December 31, 2015.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the valuation allowance recorded for the Company’s commercial mortgage loans:

	Years Ended December 31,
	2017	2016	2015
	Primary Lender
	(In Millions)
Beginning balance	$(3)	$-	$-
Additions	-	(8)	(5)
Decreases	3	-	-
Write-downs	-	5	5

Ending balance	$-	$(3)	$-

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2017 or 2016. The carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $671 million as of December 31, 2017 and $623 million as of December 31, 2016.

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2017	2016
	(In Millions)
Held for the production of income	$1,873	$2,549
Accumulated depreciation	(654)	(1,101)
Encumbrances	(611)	(710)

Held for the production of income, net	608	738

Held for sale	105	81

Occupied by the Company	344	343
Accumulated depreciation	(200)	(185)

Occupied by the Company, net	144	158

Total real estate	$857	$977

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Partnerships and limited liability companies

The carrying value of partnership and LLC holdings by annual statement category were:

	December 31,
	2017	2016
	(In Millions)
Joint venture interests:
Common stocks	$4,188	$4,282
Real estate	1,531	1,203
Fixed maturities/preferred stock	870	743
Other	302	271
LIHTCs	330	325
Mortgage loans	211	169
Surplus notes	246	194

Total	$7,678	$7,187

The Company’s unexpired tax credits expire within a range of less than 1 year to 13 years.

The Company recorded tax credits on these investments of $49 million and $41 million for 2017 and 2016. The minimum holding period required for the Company’s LIHTC investments extends from 1 year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 1.8% for future benefits of two years to 2.4% for future benefits of ten or more years, and compares the result to its current carry value. The Tax Cuts and Jobs Act, enacted into law on December 22, 2017, reduced the statutory federal tax rate from 35% to 21%, effective January 1, 2018. Due to this law change, impairments of $2 million to LIHTC investments were recorded for the year ended December 31. 2017. Impairments were less than $1 million for the year ended December 31, 2016.

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2017 or December 31, 2016, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review for the years ended December 31, 2017 or 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investments. These synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Synthetic investments are created either to hedge and reduce the Company’s credit and foreign currency exposure or to create an investment in a particular asset. The Company held synthetic investments with a notional amount of $13,137 million as of December 31, 2017 and $12,083 million as of December 31, 2016. These notional amounts included replicated asset transaction values of $11,517 million as of December 31, 2017 and $10,739 million as of December 31, 2016, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including: interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized, and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged by the counterparties was $2,493 million as of December 31, 2017 and $3,274 million as of December 31, 2016. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral, was $115 million as of December 31, 2017 and $250 million as of December 31, 2016. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $595 million as of December 31, 2017 and $747 million as of December 31, 2016.

The Company had the right to rehypothecate or repledge securities totaling $635 million of the $2,493 million as of December 31, 2017 and $998 million of the $3,274 million as of December 31, 2016 of net collateral pledged by counterparties. There were no securities rehypothecated to other counterparties as of December 31, 2017 or December 31, 2016.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2017
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$7,684	$77,193	$5,314	$86,754
Options	745	10,562	7	420
Currency swaps	386	4,308	569	6,405
Forward contracts	13	1,384	88	6,723
Credit default swaps	29	1,503	1	64
Financial futures	-	3,288	-	-

Total	$8,857	$98,238	$5,979	$100,366

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$8,084	$71,560	$5,915	$86,362
Options	653	6,677	6	5
Currency swaps	937	6,834	36	1,068
Forward contracts	51	3,320	56	2,817
Credit default swaps	38	2,435	1	207
Financial futures	-	3,196	-	-

Total	$9,763	$94,022	$6,014	$90,459

The average fair value of outstanding derivative assets was $9,271 million for the year ended December 31, 2017 and $12,715 million for the year ended December 31, 2016. The average fair value of outstanding derivative liabilities was $5,957 million for the year ended December 31, 2017 and $8,899 million for the year ended December 31, 2016.

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,
	2017	2016

	(In Millions)

Due in one year or less	$-	$198
Due after one year through five years	1,567	2,444

Total	$1,567	$2,642

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2017	2016

	(In Millions)

Open interest rate swaps in a fixed pay position	$80,472	$78,472
Open interest rate swaps in a fixed receive position	81,676	78,001
Other interest related swaps	1,799	1,449

Total interest rate swaps	$163,947	$157,922

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended December 31, 2017
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$ (224)	$ 202
Currency swaps	94	(1,081)
Options	(172)	(151)
Credit default swaps	23	-
Forward contracts	(147)	(72)
Financial futures	112	-

Total	$ (314)	$ (1,102)

	Year Ended December 31, 2016
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$ (2)	$ (65)
Currency swaps	24	368
Options	(131)	(13)
Credit default swaps	16	2
Forward contracts	303	(46)
Financial futures	(217)	-

Total	$ (7)	$ 246

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2015
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$ (187)	$ (93)
Currency swaps	21	343
Options	(99)	2
Credit default swaps	9	(1)
Forward contracts	249	(24)
Financial futures	(57)	-

Total	$ (64)	$ 227

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2017			December 31, 2016

	Derivative Assets	Derivative Liabilities	Net	Derivative Assets	Derivative Liabilities	Net

	(In Millions)

Gross	$8,857	$5,979	$2,878	$9,763	$6,014	$3,749
Due and accrued	867	1,781	(914)	842	1,626	(784)
Gross amounts offset	(6,936)	(6,936)	-	(6,873)	(6,873)	-

Net asset	2,788	824	1,964	3,732	767	2,965
Collateral posted	(3,296)	(803)	(2,493)	(3,803)	(529)	(3,274)

Net	$(508)	$21	$(529)	$(71)	$238	$(309)

i.	Repurchase agreements

The Company had repurchase agreements with carrying values of $4,204 million as of December 31, 2017 and $4,729 million as of December 31, 2016. As of December 31, 2017, the maturities of these agreements ranged from January 3, 2018 through March 6, 2018 and the interest rates ranged from 1.4% to 1.5%. The outstanding amounts were collateralized by cash and bonds with a carrying value of $4,221 million as of December 31, 2017 and $4,736 million as of December 31, 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Bonds	$3,712	$3,583	$3,439
Preferred stocks	17	24	27
Common stocks - subsidiaries and affiliates	436	431	511
Common stocks - unaffiliated	39	59	48
Mortgage loans	928	1,009	976
Policy loans	797	757	709
Real estate	159	174	169
Partnerships and LLCs	658	460	639
Derivatives	305	343	292
Cash, cash equivalents and short-term investments	42	33	14
Other	2	-	13

Subtotal investment income	7,095	6,873	6,837
Amortization of the IMR	113	135	140
Investment expenses	(666)	(674)	(590)

Net investment income	$6,542	$6,334	$6,387

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Net realized capital (losses) gains

Net realized capital losses, which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended December, 31
	2017	2016	2015

	(In Millions)

Bonds	$(102)	$(248)	$(66)
Preferred stocks	(6)	9	2
Common stocks - subsidiaries and affiliates	27	11	64
Common stocks - unaffiliated	(9)	(60)	(8)
Mortgage loans	(27)	(14)	(8)
Real estate	68	14	50
Partnerships and LLCs	(87)	(94)	(97)
Derivatives	(314)	(7)	(64)
Other	(135)	(4)	216

Net realized capital (losses) before federal and state taxes and deferral to the IMR	(585)	(393)	89
Net federal and state tax benefit	175	40	(151)

Net realized capital (losses) before deferral to the IMR	(410)	(353)	(62)
Net after tax (gains) losses deferred to the IMR	(12)	145	121

Net realized capital (losses)	$(422)	$(208)	$59

As of December 31, 2017, IMR had an asset balance of $112 million which was nonadmitted. The IMR liability balance was $5 million as of December 31, 2016 and was included in other liabilities on the Statutory Statements of Financial Position. Refer to Note 2y. “Interest maintenance reserve” for information on the Company’s policy for IMR. Refer to Note 14. “Surplus notes” for information on the other realized capital loss.

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Bonds	$(64)	$ (78)	$ (170)
Preferred stock	(6)	(1)	(11)
Common stocks	(62)	(11)	(14)
Mortgage loans	-	(7)	(5)
Partnerships and LLCs	(53)	(91)	(70)

Total OTTI	$(185)	$ (188)	$ (270)

The Company recognized OTTI of $7 million for the year ended December 31, 2017 and $6 million for the year ended December 31, 2016 on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company utilized internally-developed models to determine less than 1% of the $64 million of bond OTTI for the year ended December 31, 2017, 1% of the $78 million of bond OTTI for the year ended December 31, 2016, and 1% of the $170 million of bond OTTI for the year ended December 31, 2015. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 21. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

6.	Federal income taxes

On December 22, 2017, the president signed into law H.R. 1/Public Law 115-97, commonly known as the Tax Cuts and Jobs Act (the Act). The Act contains several key provisions that have significant financial statement effects. These provisions required the remeasurement of deferred tax assets and liabilities, imposed a tax liability for mandatory deemed repatriation of previously untaxed foreign earnings, changed the method for computing deductions for life insurance reserves, introduced new taxes on foreign subsidiaries, and modified the provision for expensing of certain capital costs.

The Act required the remeasurement of deferred taxes, as it reduces the corporate tax rate to 21 percent, effective January 1, 2018. Accordingly, the Company remeasured its net admitted deferred taxes as of the enactment date and recognized a decrease in surplus of $507 million. Of the $507 million net decrease, $919 million was reflected in the change in other deferred income taxes, $27 million was reflected in the change in net unrealized foreign exchange capital gains (losses), offset by increases of $439 million reflected in the change in net unrealized capital gains (losses).

Under the Act, a company is required to establish a liability for taxes due on mandatory deemed repatriation of previously untaxed foreign earnings. A company is deemed to have repatriated foreign earnings accumulated and deferred under prior tax law. Companies can no longer indefinitely defer the tax on those accumulated earnings, but may elect to pay the deemed repatriation tax over eight years. Mandatory deemed repatriation for a controlled foreign corporation (CFC) with the same year end as the US taxpayer creates a current tax liability. The Company recorded a provisional tax benefit of $3 million in the statements of operations. Provisional amounts have not been provided for specified foreign corporation investments under the Act for which a reasonable estimate of the tax effects could not be determined. The Company is in the process of obtaining the information needed to complete the calculation of the deemed repatriation tax liability. The Company will update the provisional amounts as it obtains additional information throughout the measurement period, but no later than December 2018.

The Act revised the computation of life insurance tax reserves to be the greater of the net surrender value of a contract and 92.81 percent of statutory reserves. The revised reserve computation is effective for taxable years beginning after December 31, 2017. A transition rule requires life insurers to spread the difference between the prior year end reserves computed on the old basis and those computed on the new basis over eight years as either income or a deduction. The Company has recorded an estimated provision for this change by recognizing a net $487 million increase in its deferred tax asset, offset by a corresponding increase in its deferred tax liability that will reverse over the eight year transition period. The Company is in the process of modifying its tax reserve systems to incorporate the new method. The Company will update the provisional amount when it completes its system modifications during the measurement period, but no later than December 2018.

The Act introduces a new tax on global intangible low-taxed income (GILTI). Generally, a CFC may incur a GILTI tax if its income exceeds a prescribed return on its business property. Recently issued accounting guidance does not require companies to recognize deferred taxes on the potential future impact of the GILTI provision. In accordance with this guidance, the Company’s policy will be to recognize the tax impact in the period in which it is incurred.

The Act introduces full expensing as the principal capital cost recovery regime, increasing the current first-year “bonus” depreciation deduction from 50 percent to 100 percent on a temporary basis of the cost of qualified plant and equipment acquired and placed in service after September 27, 2017 and before January 1, 2023. This expensing

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

regime goes further than current law bonus depreciation by applying to both new and used property. The 100 percent bonus depreciation rule applies through 2022, then phases down 20 percent annually through 2026. For qualified property acquired before September 27, 2017, the applicable bonus percentage is 50 percent if placed in service before January 1, 2018, 40 percent if placed in service in 2018, 30 percent if placed in service in 2019, and 0 percent thereafter. The Company recorded a provisional current tax benefit of $22 million for qualified property acquired and placed in service after September 27, 2017, offset by a corresponding deferred tax liability that will reverse over the useful life of the qualified property. The Company will update the provisional amount when it completes its analysis during the measurement period, but no later than December 2018.

The Company provides for DTAs in accordance with statutory accounting practices and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2017
	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$2,479	$154	$2,633
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	2,479	154	2,633
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	2,479	154	2,633
Total gross DTLs	(1,637)	(235)	(1,872)

Net admitted DTA(L)	$842	$(81)	$761

	December 31, 2016
	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$3,252	$617	$3,869
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	3,252	617	3,869
DTAs nonadmitted	(44)	-	(44)

Subtotal net admitted DTA	3,208	617	3,825
Total gross DTLs	(1,669)	(550)	(2,219)

Net admitted DTA(L)	$1,539	$67	$1,606

	Change
	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$(773)	$(463)	$(1,236)
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	(773)	(463)	(1,236)
DTAs nonadmitted	44	-	44

Subtotal net admitted DTA	(729)	(463)	(1,192)
Total gross DTLs	32	315	347

Net admitted DTA(L)	$(697)	$(148)	$(845)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2017
	Ordinary	Capital	Total

	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$67	$67
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	880	-	880
2. Adjusted gross DTA allowed per limitation threshold	2,202	-	2,202

Lesser of lines 1 or 2	880	-	880
Adjusted gross DTAs offset by existing DTLs	1,599	87	1,686

Total admitted DTA realized within 3 years	$2,479	$154	$2,633

	December 31, 2016
	Ordinary	Capital	Total

	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$486	$131	$617
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	989	-	989
2. Adjusted gross DTA allowed per limitation threshold	2,071	-	2,071

Lesser of lines 1 or 2	989	-	989
Adjusted gross DTAs offset by existing DTLs	1,733	486	2,219

Total admitted DTA realized within 3 years	$3,208	$617	$3,825

	Change
	Ordinary	Capital	Total

	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$(486)	$(64)	$(550)
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	(109)	-	(109)
2. Adjusted gross DTA allowed per limitation threshold	131	-	131

Lesser of lines 1 or 2	(109)	-	(109)
Adjusted gross DTAs offset by existing DTLs	(134)	(399)	(533)

Total admitted DTA realized within 3 years	$(729)	$(463)	$(1,192)

Effective January 1, 2018, the Act eliminates the ability to carryback net operating losses, therefore the amount of adjusted gross DTA admitted based on recoverable federal taxes is limited only to capital DTAs.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2017	2016

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	867%	869%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$14,933	$13,808

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

December 31, 2017
	Ordinary	Capital	Total
(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	57%	- %	57%

December 31, 2016
	Ordinary	Capital	Total
(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	67%	100%	69%

Change
	Ordinary	Capital	Total
(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	(10)%	(100)%	(12)%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Federal income tax benefit on operating earnings	$(300)	$(333)	$(159)
Foreign income tax expense on operating earnings	2	7	6

Total federal and foreign income tax benefit before impact of change in enacted legislation	(298)	(326)	(153)
Impact of change in enacted tax legislation on operating earnings	(22)	-	-

Total federal and foreign income tax benefit on operating earnings	(320)	(326)	(153)
Federal income tax (benefit) expense on net realized capital gains (losses) before impact of change in enacted legislation	(178)	(40)	151
Impact of change in enacted tax legislation on net realized capital gains (losses)	3	-	-

Total federal and foreign income tax benefit	$(495)	$(366)	$(2)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2017	2016	Change

	(In Millions)

DTAs:
Ordinary
Reserve items	$1,059	$980	$79
Policy acquisition costs	459	700	(241)
Nonadmitted assets	293	555	(262)
Pension and compensation related items	191	291	(100)
Policyholders’ dividends	189	342	(153)
Investment items	150	183	(33)
Expense items	45	45	-
Unrealized investment losses	3	1	2
Other	90	155	(65)

Total ordinary DTAs	2,479	3,252	(773)
Nonadmitted DTAs	-	(44)	44

Admitted ordinary DTAs	2,479	3,208	(729)

Capital
Unrealized investment losses	111	431	(320)
Investment items	43	186	(143)

Total capital DTAs	154	617	(463)

Admitted capital DTAs	154	617	(463)

Admitted DTAs	2,633	3,825	(1,192)

DTLs:
Ordinary
Reserve items	528	76	452
Unrealized investment gains	498	759	(261)
Deferred and uncollected premium	212	319	(107)
Pension items	180	255	(75)
Reserve for audits and settlements	-	74	(74)
Investment Items	46	21	25
Other	173	165	8

Total ordinary DTLs	1,637	1,669	(32)

Capital
Unrealized investment gains	235	479	(244)
Investment items	-	71	(71)

Total capital DTLs	235	550	(315)

Total DTLs	1,872	2,219	(347)

Net admitted DTA	$761	$1,606	$(845)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

		Years Ended December 31,
		2017	2016	2015

		(In Millions)

Net DTA(L)		$(889)	$352	$340
Less:	Items not recorded in the change in net deferred income taxes:
	Tax-effect of unrealized gains/(losses)	(188)	(59)	(109)
	Tax-effect of changes from acquisitions/transfers	(7)	(46)	-

	Change in net deferred income taxes	$(1,084)	$247	$231

The change in net deferred income taxes includes a decrease of $507 million due to the remeasurement of net DTA(L), of which an increase of $412 million is reflected in the change in unrealized gains/(losses).

As of December 31, 2017, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Provision computed at statutory rate of 35%	$(151)	$(184)	$101
Corporate rate reduction	919	-	-
Change in reserve valuation basis	15	26	23
Expense items	6	16	25
Foreign governmental income taxes	2	6	4
Investment items	(250)	(322)	(325)
Nonadmitted assets	67	(99)	(6)
Tax credits	(51)	(48)	(52)
Other impacts of tax reform	4	-	-
Other	28	(8)	(3)

Total statutory income tax expense (benefit)	$589	$(613)	$(233)

Federal and foreign income tax benefit	$(495)	$(366)	$(2)
Change in net deferred income taxes	1,084	(247)	(231)

Total statutory income tax expense (benefit)	$589	$(613)	$(233)

The Company paid federal income taxes of $3 million in 2017, received refunds of $353 million in 2016 and paid $234 million in 2015.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses total nil related to December 31, 2017 and 2016, and totaled $135 million related to 2015.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2017	$146
Gross change related to positions taken in prior years	12
Gross change related to settlements	-
Gross change related to positions taken in current year	33
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2017	$191

Included in the liability for unrecognized tax benefits as of December 31, 2017, are $184 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2017 includes $5 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognized an increase of $7 million in accrued interest related to the liability for unrecognized tax benefits as a component of the provision for income taxes. $6 million of the increase relates to the corporate tax rate reduction enacted as part of the Act in 2017. The amount of net interest recognized was $37 million as of December 31, 2017 and $24 million as of December 31, 2016. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of the tax returns filed for the years 2013 and prior. The IRS commenced its exam of years 2014-2015 in September 2017. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

The Company’s litigation with the federal government regarding the timing of the deduction for certain policyholder dividends for tax years 1995 through 1997 was successfully concluded in 2015. The favorable effect of the decision in the U.S. Court of Federal Claims was reflected in the Company’s financial statements in prior years.

As of December 31, 2017 and 2016, the Company did not recognize any protective deposits as admitted assets.

7.	Other than invested assets

a.	Corporate-owned life insurance

The Company holds corporate-owned life insurance issued by unaffiliated third party insurers to cover the lives of certain qualified senior employees. The primary purpose of the program is to offset future employee benefit expenses. The Company pays all premiums and is the beneficiary of these policies. The Company had recorded cash surrender values of these policies of $2,104 million as of December 31, 2017 and $1,981 million as of December 31, 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2017		2016

	Gross	Net	Gross	Net

	(In Millions)

Ordinary new business	$151	$47	$135	$42
Ordinary renewal	751	798	695	728
Group life	10	10	9	9

Total	$912	$855	$839	$779

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2r. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $31,952 million as of December 31, 2017 and $31,660 million as of December 31, 2016 for which gross premium was less than net premium.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $621,740 million as of December 31, 2017 and $560,789 million as of December 31, 2016.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2017				2016
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Individual life	$51,295	2.5%	-	6.0%	$47,789	2.5%	-	6.0%
Group life	16,486	2.5%	-	4.5%	18,449	2.5%	-	4.5%
Group annuities	24,718	2.3%	-	11.3%	23,729	2.3%	-	11.3%
Individual annuities	14,123	2.3%	-	11.8%	13,491	2.3%	-	11.8%
Individual universal and variable life	5,957	3.5%	-	6.0%	5,621	3.5%	-	6.0%
Disabled life claim reserves	1,852	3.5%	-	6.0%	1,896	3.5%	-	6.0%
Disability active life reserves	1,007	3.5%	-	6.0%	899	3.5%	-	6.0%
Other	326	2.5%	-	6.0%	312	2.5%	-	6.0%

Total	$115,764				$112,186

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, BOLI, group universal life and group variable universal life products. Individual annuities include individual annuity contracts, supplementary contracts involving life contingencies and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Disabled life claim reserves include disability income and LTC contracts and cover the future payments of known claims. Disability active life reserves include disability income and LTC contracts issued. Other is comprised of disability life and accidental death insurance.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2017				2016
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Guaranteed interest contracts:
Note programs	$6,233	1.6%	-	6.2%	$4,710	1.6%	-	6.2%
Federal Home Loan Bank of Boston	1,054	1.4%	-	3.0%	1,103	1.4%	-	3.0%
Municipal contracts	761	1.3%	-	7.3%	831	0.9%	-	7.3%
Other	787	1.0%	-	9.7%	445	8.3%	-	9.7%
Supplementary contracts	834	0.3%	-	7.0%	808	0.3%	-	7.0%
Dividend accumulations	522	3.2%	-	4.0%	531	3.4%	-	4.1%
Other deposits	2,823	4.0%	-	8.0%	3,146	4.0%	-	8.0%

Total	$13,014				$11,574

Note programs

Funding agreements are investment contracts sold to domestic and international institutional investors. Funding agreement liabilities are equal to the account value and are established by contract deposits, increased by interest credited and decreased by contract coupon payments and maturities. Contract holders do not have the right to terminate the contract prior to the contractually stated maturity date. The Company may retire funding agreements prior to the contractually-stated maturity date by repurchasing the agreement in the market or, in some cases, by calling the agreement. If this occurs, the difference in value is an adjustment to interest credited to liabilities for deposit-type contracts in the Statutory Statements of Operations. Credited interest rates vary by contract and can be fixed or floating. Agreements do not have put provisions or ratings-based triggers. The liability of non-U.S. dollar denominated funding agreements may increase or decrease due to changes in foreign exchange rates. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

Under the note programs, the Company creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2.0 billion European Medium-Term Note Program with approximately $118 million outstanding as of December 31, 2017. Notes are currently issued from the Company’s $17.0 billion Global Medium-Term Note Program.

Federal Home Loan Bank of Boston

The Company has funding agreements with Federal Home Loan Bank of Boston (FHLB Boston) in an investment spread strategy, consistent with its other funding agreements. These funding agreements are collateralized by securities with estimated fair values of $982 million as of December 31, 2017. The Company’s borrowing capacity with FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth by law or by the Company’s internal limit. The Company’s unused capacity was $946 million as of December 31, 2017. As a member of FHLB Boston, the Company held common stock of FHLB Boston with a statement value of $74 million as of December 31, 2017 and $75 million as of 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Municipal contracts

Municipal guaranteed investment contracts (municipal contracts) include contracts that contain terms with above market crediting rates. Liabilities for these contracts includes the municipal contracts’ account values, which are established by contract deposits, increased by interest credited (fixed or floating) and decreased by contract coupon payments, additional withdrawals, maturities and amortization of premium. Certain municipal contracts allow additional deposits, subject to restrictions, which are credited based on the rates in the contracts. Contracts have scheduled payment dates and amounts and interest is paid periodically. In addition, certain contracts allow additional withdrawals above and beyond the scheduled payments. These additional withdrawals have certain restrictions on the number per year, minimum dollar amount and are limited to the maximum contract balance. The majority of the municipal contracts allow early contract termination under certain conditions.

Certain municipal contracts contain make-whole provisions, which document the formula for full contract payout. Certain municipal contracts have ratings-based triggers that allow the trustee to declare the entire balance due and payable. Municipal contracts may also have terms that require the Company to post collateral to a third party based on the contract balance in the event of a downgrade in ratings below certain levels under certain circumstances. When the collateral is other than cash, the collateral value is required to be greater than the account balance. The collateral was $169 million as of December 31, 2017 and $176 million as of December 31, 2016. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various liability risks. By performing asset liability management and performing other risk management activities, the Company believes that these contract provisions do not create an undue level of operating risk to the Company.

Other deposits

Other deposits primarily consist of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 9. “Reinsurance”. These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

As of December 31, 2017, the Company’s GICs by expected maturity year were as follows (in millions):

2018	$959
2019	1,535
2020	1,407
2021	1,399
2022	1,017
Thereafter	2,518

Total	$8,835

Most GICs only mature on their contractual maturity date. Actual maturities for municipal contracts may differ from their contractual maturity dates, as these contracts permit early contract termination under certain conditions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and LTC policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

The following summarizes the changes in disabled life and LTC unpaid claims and claim expense reserves:

	December 31,
	2017	2016

	(In Millions)

Claim reserves, beginning of year	$2,083	$2,051
Less: Reinsurance recoverables	163	150

Net claim reserves, beginning of year	1,920	1,901

Claims paid related to:
Current year	(12)	(13)
Prior years	(335)	(332)

Total claims paid	(347)	(345)

Incurred related to:
Current year’s incurred	223	237
Current year’s interest	3	3
Prior year’s incurred	(4)	43
Prior year’s interest	82	81

Total incurred	304	364

Net claim reserves, end of year	1,877	1,920
Reinsurance recoverables	192	163

Claim reserves, end of year	$2,069	$2,083

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $4 million decrease in the prior years’ incurred claims for 2017 and the $43 million increase in the prior years’ incurred claims for 2016 were generally the result of differences between actual termination experience and statutorily prescribed termination tables.

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2017	2016

	(In Millions)

Disabled life claim reserves	$1,852	$1,896
Accrued claim liabilities	25	24

Net claim reserves, end of year	$1,877	$1,920

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GMWBs. In general, living benefit guarantees require the contract holder or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits is generally only available at contract issue.

The following shows the changes in the liabilities for GMDBs, GMIBs, GMABs and GMWBs (in millions):

Liability as of January 1, 2016	$572
Incurred guarantee benefits	84
Paid guarantee benefits	(5)

Liability as of December 31, 2016	651
Incurred guarantee benefits	(131)
Paid guarantee benefits	(8)

Liability as of December 31, 2017	$512

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2017 and 2016. As of December 31, 2017 and 2016, the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2017			December 31, 2016
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$20,118	$25	64	$18,800	$36	63
GMIB Basic	910	37	68	894	92	67
GMIB Plus	3,210	416	66	3,059	589	66
GMAB	3,233	1	59	3,158	22	58
GMWB	204	7	69	206	15	69

As of December 31, 2017, the GMDB account value above consists of $4,717 million of Modco assumed within the separate accounts. As of December 31, 2016, the GMDB account value above consists of $4,247 million of Modco assumed within the separate accounts.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Account values of variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs are summarized below:

	December 31,
	2017			2016

	Separate Account	General Account	Total	Separate Account	General Account	Total

	(In Millions)

GMDB	$16,057	$4,061	$20,118	$14,776	$4,024	$18,800
GMIB Basic	891	19	910	876	18	894
GMIB Plus	3,210	-	3,210	3,059	-	3,059
GMAB	3,183	50	3,233	3,104	54	3,158
GMWB	204	-	204	206	-	206

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts:

	December 31,
	2017	2016

	(In Millions)

Beginning balance	$3,098	$3,047
Net liability increase	355	51

Ending balance	$3,453	$3,098

9.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks or to assume business. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The Company also reinsures a portion of its morbidity risk in its disability and LTC business. The amounts reinsured are on a yearly renewable term, coinsurance funds withheld, coinsurance or Modco basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $25 million.

Refer to Note 17. “Related party transactions” for information about the Company’s affiliated assumed reinsurance transactions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2017, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $3,396 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Direct premium	$21,097	$21,319	$20,754
Premium assumed	1,359	1,442	1,608
Premium ceded	(4,970)	(1,329)	(819)

Total net premium	$17,486	$21,432	$21,543

Ceded reinsurance recoveries	$658	$566	$594

Assumed losses	$216	$95	$88

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2017	2016

	(In Millions)

Reinsurance reserves:
Assumed	$9,101	$9,368
Ceded	(8,898)	(4,488)

Ceded amounts recoverable	$165	$150

Benefits payable on assumed business	$37	$45

Funds held under coinsurance
Ceded	$4,001	$-

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2017 include $7,125 million associated with life insurance policies, $1,733 million for LTC, $30 million for disability and $10 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2016 include $2,925 million associated with life insurance policies, $1,517 million for LTC, $35 million for disability and $11 million for group life and health.

Effective December 31, 2017, the Company entered into a reinsurance agreement with a third-party, authorized reinsurer to reinsure certain inforce universal life policies. The agreement is structured as a combination of 90%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

coinsurance funds withheld on certain universal life policies and 40% yearly renewable term on certain other universal life policies. The Company maintains responsibility for servicing the policies and managing the assets. Under the terms of the agreement, at December 31, 2017, the Company ceded policyholder reserves of $4.0 billion and recorded a liability for funds held under coinsurance of $4.0 billion on the Statutory Statement of Financial Position and ceded premium of $4.0 billion and reduced changes in policyholder reserves of $4.0 billion in the Statutory Statements of Operations.

In 2016, the Company entered into a series of reinsurance agreements with an authorized third-party to reinsure approximately 100% of certain of the Company’s inforce universal life, variable life, and 20-year term life policies. Under the terms of the agreements, the Company gave approximately $85 million of consideration to the reinsurer. The universal life and term life policies are reinsured on a coinsurance basis, and the variable life policies on a Modco basis. Under the terms of the agreements, the Company will maintain responsibility for servicing the policies. In 2016, the Company ceded premium of $473 million and policyholders’ reserves of $411 million in the change in policyholders’ reserves in the Statutory Statement of Operations and recorded a $192 million increase in the Statutory Statements of Changes in Surplus in conjunction with these agreements.

In 2017, the Company strengthened its gross LTC policyholders’ reserves by $270 million to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by $270 million.

In 2016, the Company strengthened its gross LTC policyholders’ reserves by $189 million to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by $189 million.

As of December 31, 2017, one reinsurer accounted for 29% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 19%. The Company continues to monitor its morbidity risk ceded to one unaffiliated reinsurer for its LTC business, in which approximately half of the reserves are held in trust. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

10.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2017 are illustrated below:

	General Account	Separate Account w/ Guarantees	Separate Account Nonguaranteed	Amount	% of Total

	($ In Millions)

Subject to discretionary withdrawal:
With market value adjustment	$13,960	$-	$-	$13,960	12%
At book value less current surrender charge of 5% or more	1,402	-	-	1,402	1
At fair value	-	11,948	46,986	58,934	51

Subtotal	15,362	11,948	46,986	74,296	64
Subject to discretionary withdrawal:
At book value without fair value adjustment	10,739	532	-	11,271	10
Not subject to discretionary withdrawal	25,234	5,820	-	31,054	26

Total	$51,335	$18,300	$46,986	$116,621	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2017 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$24,713
Policyholders’ reserves – individual annuities	13,608
Liabilities for deposit-type contracts	13,014

Subtotal	51,335

Separate Account Annual Statement:
Annuities	59,466
Other annuity contract deposit-funds and guaranteed interest contracts	5,820

Subtotal	65,286

Total	$116,621

b.	Separate accounts

The Company has guaranteed separate accounts classified as the following: nonindexed, which have multiple concurrent guarantees, including a guarantee that applies for as long as the contract is in effect and does not exceed a 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2017 is as follows:

	Guaranteed

	Indexed	Nonindexed Less Than/ Equal to 4%	Non Guaranteed	Total

	(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2017	$-	$-	$8,099	$8,099

Reserves at December 31, 2017:
For accounts with assets at:
Fair value	$-	$18,300	$49,736	$68,036
Nonpolicy liabilities	-	-	1,126	1,126

Total	$-	$18,300	$50,862	$69,162

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$17,768	$49,736	$67,504
At book value without market value adjustment and current surrender charge of less than 5%	-	532	-	532

Subtotal	-	18,300	49,736	68,036
Nonpolicy liabilities	-	-	1,126	1,126

Total	$-	$18,300	$50,862	$69,162

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$8,099	$7,366	$8,167
Transfers from separate accounts	(9,078)	(8,408)	(7,560)

Subtotal	(979)	(1,042)	607
Reconciling adjustments:
Net withdrawals on deposit-type liabilities	(1,902)	(1,183)	(1,360)

Net transfers from separate accounts	$(2,881)	$(2,225)	$(753)

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

11.	Debt

The Company issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion with maturity dates up to a maximum of 270 days from the date of issuance. Noninterest bearing Notes are sold at par less a discount representing an interest factor. Interest bearing Notes are sold at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. The Notes had a carrying value and face amount of $250 million as of December 31, 2017, 2016 and 2015. Notes issued in 2017 had interest rates ranging from 0.60% to 1.25% with maturity dates ranging from 1 to 48 days. Interest expense for commercial paper was less than $1 million for the years ended December 31, 2017, 2016 and 2015.

The Company has a $1 billion, five year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. The facility has an upsize option for an additional $500 million. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2017, 2016 and 2015, the Company was in compliance with all covenants under the credit facility. For the years ended December 31, 2017, 2016 and 2015, there were no draws on the credit facilities. Credit facility fees were less than $1 million for the years ended December 31, 2017, 2016 and 2015.

12.	Employee benefit plans

The Company sponsors multiple employee benefit plans, providing retirement, life, health and other benefits to employees, certain employees of unconsolidated subsidiaries, agents, general agents and retirees who meet plan eligibility requirements.

Prior to January 1, 2016, the Company’s Retiree Health Plans provided medical, dental and life insurance benefits to eligible retirees (the participant) and their eligible beneficiaries. Various eligibility rules applied based on specific coverage. Effective January 1, 2016, the Company amended the Retiree Health Plans to eliminate the retiree medical and dental options, with the exception of certain limited run-out coverage. On and after January 1, 2016, the Plans continue to provide medical reimbursements benefits, through the existing Retiree Health Reimbursement Arrangement (the “RHRA”) for Home Office participants and the newly created Health Reimbursement Account (the “HRA”) for certain grandfathered Home Office participants and all Agent participants, as well as life insurance benefits, to eligible retired employees (and in some cases, their eligible beneficiaries) of the Company and its affiliated companies that have adopted the Plan. The changes to the Plans were communicated to Plan participants in August 2015. Outside of the Plan, the Company also provides eligible retirees with access to a private insurance marketplace through which retirees may obtain purchase individual medical coverage.

On July 1, 2016, the Company agreed to provide certain service credits under the MassMutual Retired Agents’ Welfare Benefits Plan for prior Premier Client Group (PCG) service. This resulted in an increase to the accumulated projected benefit obligation of $41 million recognized at the time of the acquisition. The expense attributable to prior service periods is recorded as amortization of the nonadmitted assets acquired rather than through the amortization of prior service cost. See Note 18. “Business combinations and goodwill” for further information on the acquisition of PCG.

The Society of Actuaries released updated mortality improvement scales in October 2017 (MP 2017) and 2016 (MP 2016). The Company adopted the new mortality projection scales and other key plan assumptions as part of its fourth quarter 2017 and 2016 remeasurements. As a result of these changes in projection scales, the Company’s aggregate projected benefit obligation decreased by approximately $20 million as of December 31, 2017 and $37 million as of December 31, 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

a.	Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. The qualified defined benefit plan includes a defined benefit formula and a cash balance formula. Participants earn benefits under the plan based on the defined benefit formula, the cash balance formula, or a combination of both formulas as determined by their date of hire or rehire. Under the defined benefit formula, benefits are calculated based on final average earnings and length of service. Benefits under the cash balance formula are determined based on age, service and salary during the participants’ careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $88 million in 2017 and $66 million in 2016 to its qualified defined benefit plan.

b.	Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for its employees, agents and retirees. The qualified 401(k) thrift savings plan’s net assets available for benefits were $2,874 million as of December 31, 2017 and $2,453 million as of December 31, 2016. The Company match for the qualified 401(k) thrift savings plan is limited to 5% of eligible W-2 compensation. The Company’s total matching thrift savings contributions, included in general insurance expenses were $56 million for the year ended December 31, 2017 and $46 million for the year ended December 31, 2016 and $42 million for 2015.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $182 million as of December 31, 2017 and $174 million as of December 31, 2016.

c.	Other postretirement benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and prior service cost are recorded by the Company.

Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. For employees who retire after 2009, except certain employees who were close to retirement in 2010, the Company’s cost is limited to a retiree health reimbursement account “RHRA” which accumulates during an employee’s career and can be drawn down by the retiree to purchase coverage outside of the Company or for other health care costs. Retired employees with a RHRA also may choose to purchase coverage through the private retiree exchange.

For other current and future retired employees, and current and future retired agents, the Company provides access to postretirement health care plans through a private retiree exchange. The Company’s cost is limited to the fixed annual subsidy provided to retirees through a Health Reimbursement Account each year that the retiree can use to purchase coverage on the exchange or for other health care costs.

Company-paid basic life insurance is provided to retirees who retired before 2010 and certain employees who retire after 2009 but were close to retirement in 2010. Supplemental life insurance is available to certain retirees on a retiree-pay-all basis.

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Benefit obligations

Accumulated benefit obligations are the present value of pension benefits earned as of a December 31 measurement date (the Measurement Date) based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits are the present value of pension benefits earned as of the Measurement Date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Refer to Note 12f. “Amounts recognized in the Statutory Statements of Financial Position,” for details on the funded status of the plans.

Accumulated and projected postretirement benefit obligations for other postretirement benefits are the present value of postretirement medical and life insurance benefits earned as of the Measurement Date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. Select assumptions used in this calculation include expected future compensation levels, healthcare cost trends, mortality and expected retirement age.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2017	2016	2017	2016

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Accumulated benefit obligation	$2,936	$2,715	$354	$340

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2017	2016	2017	2016

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation, beginning of year	$2,785	$2,675	$340	$305
Service cost	126	100	12	11
Interest cost	112	113	12	12
Contributions by plan participants	-	-	-	1
Plan amendments	-	-	-	41
Actuarial (gains) losses	(17)	(15)	(9)	(15)
Medicare prescription drug direct subsidy	-	-	-	1
Benefits paid	(146)	(126)	(15)	(16)
Change in discount rate	194	72	15	3
Change in actuarial assumptions	(18)	(34)	(1)	(3)

Projected benefit obligation, end of year	$3,036	$2,785	$354	$340

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of the Measurement Date. A spot yield curve is developed from this data that is used to determine the present value for the obligation. The projected plan cash flows are discounted to the Measurement Date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately a $100 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. Refer to Note 12h. “Assumptions” for details on the discount rate.

e.	Plan assets

The assets of the qualified pension plan investments are invested through a MassMutual group annuity contract and investments held in a trust. The group annuity contract invests in the General Investment Account (GIA) of the Company and separate investment accounts. The separate investment accounts are managed by the Company, the Company’s indirectly wholly owned asset manager, subsidiaries, as well as unaffiliated asset managers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s qualified pension plan assets managed by the Company and its indirectly wholly owned subsidiaries are as follows:

	December 31,
	2017	2016

	(In Millions)

General Investment Account	$241	$234
Separate Investment Accounts:
Barings Long Duration Bond Fund	263	228
Oppenheimer International Growth Fund	147	116
Alternative Investment Separate Account	134	221
Oppenheimer Large Core Fund	115	98
MM Select Large Cap Value Fund	61	50
MM Premier Strategic Emerging Markets Fund	53	39
Oppenheimer Small Capitalization Core Fund	50	50
MM Select Blue Chip Growth Fund	51	48
MM Select Growth Opportunities Fund	48	36
MM Select Small Cap Value Fund	30	27
MM Select Small Cap Growth Fund	29	23
Oppenheimer Real Estate Fund	-	22

	$1,222	$1,192

The approximate amount of annual benefits to be paid to plan participants covered by a group annuity contract issued by the employer or related parties is $77 million for 2018.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and the Company’s financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as private equity funds, hedge funds, private real estate funds, equity index exchange traded funds and bond index exchange traded funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 13% to 23% domestic equity securities, 25% to 45% long duration bond securities, 5% to 15% GIA and aggregate bond assets, 13% to 23% international equity securities and 10% to 30% alternative investments. Domestic equities primarily include investments in large capitalization (large-cap) companies and small capitalization (small-cap) companies. Long duration bond securities invest in several long-duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan assets invested in the GIA through the unallocated group annuity contract earn a fixed interest. These assets comprised approximately 10% of the plan assets as of December 31, 2017 and 11% as of December 31, 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the change in fair value of plan assets:

	December 31,
	2017	2016	2017	2016

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Fair value of plan assets, beginning of year	$2,180	$2,074	$4	$5
Actual return on plan assets	331	142	-	-
Employer contributions	120	90	15	14
Contributions by plan participants	-	-	-	1
Benefits paid	(146)	(126)	(15)	(16)

Fair value of plan assets, end of year	$2,485	$2,180	$4	$4

The General Investment Account is designed to provide stable, long-term investment growth. The account value is maintained at a stable value (generally referred to as “book value”) regardless of financial market fluctuations; however, if the plan sponsor initiates a full or partial termination, the amount liquidated is subject to an adjustment that could result in an increase or decrease in the book value of the plan’s investment.

The following presents the GIA allocation by type of investment:

	December 31,
	2017	2016

Bonds	59%	58%
Mortgage loans	15	16
Common stocks - subsidiaries and affiliates	10	10
Other investments	7	8
Partnerships and LLCs	5	5
Cash and cash equivalents	3	2
Real estate	1	1

	100%	100%

The majority of the assets of the qualified pension plan are invested in the following separate investment account options as well as certain private equity funds, hedge funds, private real estate funds and an all cap U.S. equity index exchange traded fund held in the MassMutual Pension Plan Trust (Pension Trust Assets):

Barings Long Duration Bond Fund is a separate investment account advised by Barings with a long duration bond strategy that invests in a diversified portfolio of fixed-income securities, including, short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Oppenheimer International Growth Fund is a separate investment account investing in a mutual fund sub-advised by OFI Institutional Asset Management (OFI Institutional) that invests in international large-cap securities, primarily in the developed international markets. This international equity strategy focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Alternative Investment Separate Account is a separate investment account advised by Barings. Barings’ strategy includes investing in private equity funds, hedge funds, a private real estate fund and an all cap U.S. equity index exchange traded fund.

Goldman Sachs Asset Management Long Duration Bond Fund is a separate investment account advised by Goldman Sachs Asset Management that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Pacific Investment Management Company Long Duration Bond Fund is a separate investment account advised by Pacific Investment Management Company that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit and government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Oakmark International Collective Fund is a separate investment account advised by Harris Associates that invests primarily in developed market international large-cap equity securities, which may include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts and rights and warrants to buy common stocks. This international equity strategy seeks out companies that it believes to be trading in the market at significant discounts to their underlying values.

MassMutual Pension Plan Trust is a trust account with a strategy of investing in alternative investments as directed by the Company. These investments include private equity, hedge funds, and private real estate, with allocations temporarily awaiting investment held in an all cap U.S. equity index exchange traded fund.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 4. “Fair value of financial instruments”.

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Separate Investment Accounts: There are two methods of determining unit value for the separate investment accounts. The portfolio method is used when the separate investment account invests in a portfolio of securities or two or more underlying mutual funds, bank collective trust funds or other investment vehicles (each an “Underlying fund”). Under this method, the unit value of a separate investment account is determined by dividing the market value of such separate investment account on any valuation date by the total number of units in the separate investment account. The net investment factor method (“NIF”) is used when the separate investment account invests in shares or units of a single underlying fund. Under this method, the unit value of a separate investment account is determined by taking the unit value for the prior valuation day and multiplying it by the net investment factor for the current valuation day. Under both of these methods the separate investment accounts are therefore classified as Level 2. As of December 31, 2017, the Plan had no specific plans or intentions to sell investments at amounts other than NAV. These investments can be redeemed on a daily basis and have no lockups or funding commitments.

Corporate debt instruments: If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices of debt securities with similar characteristics. Valued using the closing price reported on the active market on which the individual securities are traded.

PIMCO bond funds: Valued using the closing price reported on the active market on which the individual securities are traded and therefore classified as Level 1.

Government securities: Marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations furnished by a pricing service take into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and are therefore classified as Level 2.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Common stocks: Valued using the closing price reported on the active market on which the individual securities are traded and therefore classified as Level 1.

Collective investment trust: Valued using the NAV per unit. The net asset value per unit of the Funds is calculated on each business day by dividing the total value of assets, less liabilities, by the number of units outstanding. Unit issuances and redemptions are based on the net asset value determined at the end of the current day and therefore classified as Level 2.

Limited partnerships: The Plan utilizes the practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments of the partnership are accounted for at fair value as described in the partnership’s audited financial statements. The multi-strategy hedge fund can be redeemed semi-annually with 95 days notice. The remaining funds can be redeemed periodically with notice that generally ranges from 45 to 90 days. There are no lockups or funding commitments. These limited partnership investments are classified as Level 3.

Registered investment companies: There are two methods of determining the unit value for the registered investment companies. For the registered investment company that is valued at an unaffiliated company the investment is valued using the closing price reported on the active market on which the funds are traded and is therefore classified as Level 1. For the registered investment company that is valued in-house on the unival system the NIF method is used which takes the unit value for the prior valuation day and multiplies it by the NIF for the current valuation day and is therefore classified as Level 2.

Other: Valued using the closing price reported on the active market on which the individual securities are traded. If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices with similar characteristics. Investments included in this category include short term investments, real estate investment trusts, asset backed securities, mortgage backed securities, swaps, derivatives, futures and options. Investments in multi-strategy hedge fund and real estate are based on the Plan’s pro rata interest in the net assets of the partnership and have a redemption period and are reported in the Level 3 column. The multi-strategy hedge fund is comprised of two funds, one of which has a quarterly redemption period and the other with a monthly redemption period. They both require 45 days notice. The real estate fund does not have a specific redemption period, but is dependent upon the liquidation of underlying assets. None of the funds have a lock up period or funding commitment.

Cash: Stated at cost, which is equal to fair value, and held by an unaffiliated bank.

General Investment Account option: Liquidation value based on an actuarial formula as defined under the terms of the contract.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2017

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Separate investment accounts:
Common stocks:
U.S. large capitalization	$83	$243	$-	$326
U.S. small capitalization	35	59	-	94
U.S. mid capitalization	28	-	-	28
International small/mid capitalization	8	-	-	8
International large capitalization	7	147	-	154

Total common stocks	161	449	-	610

Debt instruments:
Corporate and other bonds	-	367	-	367
Long-term bond mutual fund	111	-	-	111
Short-term bond mutual funds	14	-	-	14

Total debt instruments	125	367	-	492

Registered investment companies:
Emerging markets	-	86	-	86
U.S. large capitalization	17	-	-	17

Total registered investment companies	17	86	-	103

Limited partnerships:
Private equity/venture capital	-	-	43	43

Total limited partnerships	-	-	43	43

Other:
Government securities	-	303	-	303
Collective investment trust	-	209	-	209
Real estate	-	-	53	53
Emerging markets	-	53	-	53
Other	-	42	19	61

Total other	-	607	72	679

Total separate investment accounts	303	1,509	115	1,927

Pension trust assets:
Common stocks:
U.S. large capitalization	125	-	-	125
Collective investment trust	-	44	-	44
Limited partnerships:
Other	-	-	109	109
Other	-	1	38	39

Total pension trust assets	125	45	147	317

Total General Investment Account	-	-	241	241

Total	$428	$1,554	$503	$2,485

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016
	Level 1	Level 2	Level 3	Total

	(In Millions)
Investments in the qualified pension plan:
Separate investment accounts:
Common stocks:
U.S. large capitalization	$78	$204	$-	$282
U.S. small capitalization	32	51	-	83
U.S. mid capitalization	24	-	-	24
International small/mid capitalization	6	-	-	6
International large capitalization value	5	116	-	121

Total common stocks	145	371	-	516

Debt instruments:
Corporate and other bonds	-	315	-	315
Long-term bond mutual fund	97	-	-	97
Short-term bond mutual funds	13	-	-	13

Total debt instruments	110	315	-	425

Registered investment companies:
Exchange traded fund	63	-	-	63
Emerging markets	64	-	-	64

Total registered investment companies	127	-	-	127

Limited partnerships:
International small/mid capitalization	-	-	168	168
Multi-strategy hedge funds	-	-	25	25
Private equity/venture capital	-	-	43	43

Total limited partnerships	-	-	236	236

Other:
Government securities	-	278	-	278
Real estate	-	-	51	51
Other	-	87	37	124

Total other	-	365	88	453

Total separate investment accounts	382	1,051	324	1,757

Pension trust assets:
Common stocks:
U.S. large capitalization	84	-	-	84
Limited partnerships:
Other	-	-	39	39
Real estate	-	-	41	41
Other	-	-	25	25

Total pension trust assets	84	-	105	189

Total general investment account	-	-	234	234

Total	$466	$1,051	$663	$2,180

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth a summary of changes in the fair value of the plan’s Level 3 invested assets:

	Beginning Balance 1/1/2017	Actual Return on Plan Assets	Purchases	Sales	Transfers	Ending Balance 12/31/2017

	(In Millions)

Separate investment accounts:
Real estate	$51	$2	$-	$-	$-	$53
Other	37	2	-	(20)	-	19
Limited partnerships:
International small/mid cap	168	-	-	-	(168)	-
Private equity/venture capital	43	4	1	(5)	-	43
Multi-strategy hedge fund	25	1	-	(26)	-	-
General investment account	234	3	120	(116)	-	241
Pension trust assets:
Limited partnerships:
Other	39	2	69	(1)	-	109
Other	25	2	36	(25)	-	38
Real estate	41	-	-	-	(41)	-

Total	$663	$16	$226	$(193)	$(209)	$503

	Beginning Balance 1/1/2016	Actual Return on Plan Assets	Purchases	Sales	Transfers	Ending Balance 12/31/2016

	(In Millions)

Separate investment accounts:
Real estate	$46	$5	$-	$-	$-	$51
Other	37	-	-	-	-	37
Limited partnerships:
International small/mid cap	155	13	-	-	-	168
Private equity venture capital	39	1	5	(2)	-	43
Other	25	-	-	-	-	25
General investment account	197	10	131	(104)	-	234
Pension trust assets:
Limited partnerships:
Other	-	-	41	(2)	-	39
Real estate	-	1	40	-	-	41
Other	-	-	25	-	-	25

Total	$499	$30	$242	$(108)	$-	$663

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. Based on these criteria, there were no significant transfers into or out of Level 1, 2, or 3 for the years ended December 31, 2017 and 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.    Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, discount rate, demographics and mortality. The unrecognized net actuarial (gains) losses are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after recognition. These are amortized for pension and other postretirement benefits into net periodic benefit cost over the remaining service-years of active employees.

As of December 31, 2017, the unamortized balance of the transition liability upon adoption of SSAP 102 was $3 million. This transition liability is being amortized through 2018.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss and the nonadmitted prepaid pension asset.

The following sets forth the amounts amortized from net surplus in the “Statutory Statements of Financial Position” and recognized as components of net periodic benefit cost in 2017 and 2016 and the amounts expected to be recognized in 2018:

	December 31,
	2018	2017	2016	2018	2017	2016

	Pension Benefits			Other Postretirement Benefits

	(In Millions)

Net prior service cost	$3	$3	$3	$(6)	$(6)	$(6)
Net recognized actuarial losses	55	65	70	2	2	3

The following sets forth the amounts to be amortized from net surplus in the “Statutory Statements of Financial Position” that have not yet been recognized as components of net periodic benefit cost:

	December 31,
	2017	2016	2017	2016

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Net prior service cost	$3	$6	$(46)	$(52)
Net actuarial losses	898	981	26	23
Unrecognized transition liability	3	10	-	-

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2017	2016	2017	2016

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation	$3,036	$2,785	$354	$340
Less: fair value of plan assets	2,485	2,180	4	4

Projected benefit obligation funded status	$(551)	$(605)	$(350)	$(336)

The qualified pension plan was underfunded by $145 million as of December 31, 2017 and by $246 million as of December 31, 2016. The nonqualified pension plans are not funded and have total projected benefit obligations of $406 million as of December 31, 2017 and $359 million as of December 31, 2016.

The qualified pension plan non-admitted pension plan asset was $599 million as of December 31, 2017 and $624 million as of December 31, 2016.

The Company intends to fund $126 million in 2018 to meet its expected current obligations under its qualified and nonqualified pension plans and other postretirement benefit plans.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g. Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and is included in general insurance expenses in the Statutory Statements of Operations. The net periodic cost recognized is as follows:

	Years Ended December 31,
	2017	2016	2015	2017	2016	2015

	Pension Benefits			Other Postretirement Benefits

	(In Millions)

Service cost	$126	$100	$71	$12	$12	$9
Interest cost	112	113	99	12	14	13
Expected return on plan assets	(147)	(144)	(154)	-	-	-
Amortization of unrecognized net actuarial and other losses	65	70	65	2	3	3
Amortization of unrecognized prior service cost	3	3	4	(6)	(6)	2

Total net periodic cost	$159	$142	$85	$20	$23	$27

The expected future pension and other postretirement benefit payments, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits

	(In Millions)

2018	$95	$20
2019	101	21
2020	107	21
2021	113	21
2022	118	20
2023-2027	674	97

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense recognized in the Statutory Statements of Operations for all employee and agent benefit plans is as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Pension	$159	$142	$85
Health	131	103	88
Thrift	56	46	42
Postretirement	20	23	27
Postemployment	-	-	4
Life	4	4	3
Disability	4	4	3
Other benefits	10	10	9

Total	$384	$332	$261

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

December 31,
	2017	2016	2015	2017	2016	2015

	Pension Benefits			Other Postretirement Benefits

Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	3.60%	4.10%	4.30%	3.40%	3.85%	3.95%
Expected long-term rate of return on plan assets	6.75%	6.75%	7.00%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%

Net periodic benefit cost:
Discount rate	4.10%	4.30%	3.90%	3.85%	3.95%	3.75%
Expected long-term rate of return on plan assets	6.75%	7.00%	7.25%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	3.50%	4.00%	3.50%	3.50%	4.00%

The discount rate used to determine the benefit obligations as of year end is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each class of asset.

13.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A summary of the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	December 31,
	2017	2016	2015

Weighted average grant date fair value:
PSARs granted during the year	$79.47	$86.80	$99.42
PRS granted during the year	80.09	86.67	98.64
Intrinsic value (in thousands):
PSARs options exercised	4,794	5,220	38,282
PRS liabilities paid	19,802	25,931	30,560
Fair value of shares vested during the year	35,563	26,622	44,476

A summary of PSARs and PRS shares is as follows:

	PSARs			PRS

		Weighted Average			Weighted Average

	Number of Share Units	Price	Remaining Contract Terms	Number of Share Units	Price	Remaining Contract Terms

	(In Thousands)		(In Years)	(In Thousands)		(In Years)

Outstanding as of December 31, 2015	2,562	$85.88	3.3	1,088	$80.89	2.7
Granted	1,175	86.80		400	86.67
Exercised	(445)	77.79		(301)	69.54
Forfeited	(298)	86.68		(105)	83.88

Outstanding as of December 31, 2016	2,994	87.35	3.2	1,082	85.33	2.9
Granted	1,251	79.47		428	80.09
Exercised	(512)	78.54		(246)	75.22
Forfeited	(108)	90.33		(60)	87.19

Outstanding as of December 31, 2017	3,625	85.78	3.1	1,204	85.46	3.0

Exercisable as of December 31, 2017	713	$81.44	1.3	-	$-	-

The PSARs compensation was an expense of $23 million for the year ended December 31, 2017 and a benefit of $4 million for the year ended December 31, 2016 and an expense of $5 million for the year ended December 31, 2015. The PSARs accrued compensation liability was $20 million as of December 31, 2017 and $2 million as of December 31, 2016. The unrecognized compensation expense related to nonvested PSARs awards was $16 million for the year ended December 31, 2017 and there was no unrecognized compensation expense related to novested PSARs awards for the year ended December 31, 2016 and $3 million for the year ended December 31, 2015. The weighted average period over which the expense is expected to be recognized is 3.1 years. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

The PRS compensation expense was $33 million for the year ended December 31, 2017 and $18 million for the year ended December 31, 2016 and $16 million for the year ended December 31, 2015. The PRS accrued compensation liability was $55 million for the year ended December 31, 2017 and $44 million for the year ended December 31,

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

2016. The Unrecognized compensation expense related to nonvested PRS awards was $53 million as of December 31, 2017, $39 million as of December 31, 2016 and December 31, 2015, respectively. The weighted average period over which the expense is expected to be recognized is 3.0 years. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability.

14.	Surplus notes

The Company executed a tender offer in March 2017 for $440 million par value of surplus notes maturing in 2039. The Company paid $711 million of cash to settle the tender offer which resulted in a pre-tax loss of $271 million. This loss is included in net realized gains (losses) within the Statutory Statements of Operations and other costs of investments acquired within the Statutory Statements of Cash Flows and is net of a tax benefit of $95 million.

The following table summarizes the surplus notes issued and outstanding as of December 31, 2017:

Issue Date	Face Amount	Carrying Value	Interest Rate	Maturity Date	Scheduled Annual Interest Payment Dates
($ In Millions)
11/15/1993	$ 250	$ 250	7.625%	11/15/2023	May 15 & Nov 15
03/01/1994	100	100	7.500%	03/01/2024	Mar 1 & Sept 1
05/12/2003	250	250	5.625%	05/15/2033	May 15 & Nov 15
06/01/2009	310	307	8.875%	06/01/2039	Jun 1 & Dec 1
01/17/2012	400	399	5.375%	12/01/2041	Jun 1 & Dec 1
04/15/2015	500	491	4.500%	04/15/2065	Apr 15 & Oct 15
03/20/2017	475	471	4.900%	04/01/2077	Apr 1 & Oct 1

Total	$ 2,285	$ 2,268

All payments of interest and principal are subject to the prior approval of the Division. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2017, the unapproved interest was $21 million. Through December 31, 2017, the Company paid cumulative interest of $1,571 million on surplus notes. Interest of $137 million was approved and paid during the year ended December 31, 2017.

Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009, 2012 or 2015.

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2017, 2016 and 2015. Accordingly, the Company has excluded these non-cash activities from the Statutory Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015.

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Premium ceded under new reinsurance agreement	$4,002	$-	$-
Bond conversions and refinancing	796	419	1,197
Partnerships and LLCs contributed to Insurance Road LLC	743	-	-
Premium recognized for group annuity contracts	490	905	1,471
Partnerships and LLCs contributed to MassMutual Asset Finance LLC	350	-	-
Stock conversions	331	22	-
Transfer of real estate to partnerships and LLCs	138	-	-
Contributions of affiliated common stock	103	-	-
Bond distributions from partnerships and LLCs	94	80	-
Stock to bond	74	-	-
Mortgage loans contributed to partnerships	20	98	-
Stock distributions from partnerships and LLCs	2	106	-
Acquisition of affiliated common stock for bonds and mortgage loans	-	3,287	-
Partnerships and LLCs contributed to MMHLLC	-	682	-
Bonds converted from long-term to short-term	-	89
Bank loan rollovers	-	5	143
Deposit-type liabilities assigned in exchange for bonds	-	-	690
Bonds received in exchange for equity of an indirect subsidiary	-	-	185
Bonds received as consideration for assignment of deposit-type liabilities	-	-	(690)
Bonds received as consideration for group annuity contracts	(490)	(905)	(1,466)
Funds held under coinsurance	(4,002)	-	-
Other	151	93	129

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. For participating whole life products, the Company’s dividends to policyholders primarily reflect the difference between actual investment, mortality, expense and persistency experience and the experience embedded in the whole life premiums and guaranteed elements. The Company also reinsures certain life insurance and other LTC insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its indirect international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

Significant volatility in the financial markets, and government actions taken in response, may exacerbate some of the risks the Company faces. The Company holds investments in energy and certain other commodity sectors, which have experienced similar overall market volatility and declines. With the continued weaker economic outlook in these sectors, there may be an increase in reported default rates or potential downgrades to the ratings of companies exposed to these sectors. In addition, concerns over the solvency of certain countries and sovereignties and the entities that have significant exposure to their debt have created market volatility. This volatility may continue to affect the performance of various asset classes until there is an ultimate resolution of the sovereign debt related concerns.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDOs may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that such fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

Political Uncertainties

Political events, such as the ongoing volatility with respect to the European Union, may trigger or exacerbate the risk factors described above. Whether those underlying risk factors are driven by politics or not, the Company’s dynamic approach to managing risks enables management to utilize the mitigating actions described above to attempt to reduce the potential impact of each underlying risk factor on the Company.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as OppenheimerFunds, Inc. (OFI) and Barings. Total rental expense on net operating leases, recorded in general insurance expenses, was $160 million for the year ended December 31, 2017, $130 million for the year ended December 31, 2016. Net operating leases are net of sublease receipts of $10 million for the year ended December 31, 2017 and $8 million for the year ended December 31, 2016.

The Company has entered into three sale-leaseback transactions with unrelated parties to sell and leaseback certain fixed assets with book values of $120 million, $110 million and $100 million, which resulted in no gain or loss. The leases have five year terms, which expire in 2018, 2020 and 2021 with annual lease payments of approximately $24 million, $22 million and $20 million. At the end of the leases, the Company has the option to purchase the underlying assets at fair value.

Future minimum commitments for all lease obligations as of December 31, 2016 were as follows:

	Gross	Affiliated Subleases	Nonaffiliated Subleases	Net

	(In Millions)

2018	$155	$9	$2	$144
2019	124	9	2	113
2020	110	9	1	100
2021	72	7	1	64
2022	38	4	1	33
Thereafter	58	4	-	54

Total	$557	$42	$7	$508

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.	Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss and any related insurance recoveries, if any. An accrual is subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters are inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed. The Company is not able to provide a reasonable estimate of the aggregate range of any reasonably possible losses related to these matters.

e.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2017, the Company had approximately $123 million of these unsecured funding commitments to its subsidiaries and $300 million as of December 31, 2016. The unsecured commitments are included in private placements in the table below. As of December 31, 2017 and 2016, the Company had not funded, nor had an outstanding balance due on, these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. The Company had outstanding letter of credit arrangements of approximately $152 million as of December 31, 2017 and approximately $144 million as of December 31, 2016. As of December 31, 2017 and 2016, the Company did not have any funding requests attributable to these letter of credit arrangements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2017, the Company had the following outstanding commitments:

	2018	2019	2020	2021	2022	Thereafter	Total

	(In Millions)

Private placements	$845	$1	$1,320	$32	$53	$210	$2,461
Mortgage loans	349	312	907	19	12	185	1,784
Real estate	-	16	204	-	-	-	220
Partnerships and LLC	481	439	292	213	350	910	2,685
LIHTCs (including equity contributions)	17	101	262	200	-	31	611

Total	$1,692	$869	$2,985	$464	$415	$1,336	$7,761

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2017 and 2016, the Company had no outstanding obligations attributable to these commitments.

f.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2017 and 2016, the Company had no outstanding obligations to any obligor attributable to these guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2017.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for specific wholly-owned subsidiaries (BREA and Barings), if the subsidiary is unable to pay.	-	The liabilities for these plans of $206 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life, MML Bay State Life, MassMutual Asia Limited, Oppenheimer Acquisition Corp. and MassMutual Japan).	-	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates.	-	The future maximum potential obligations are immaterial to the Company.

Real Estate Development Completion Guarantee	The Company issued a construction loan for a real estate development project. The land on which the property is to be built is subject to a ground lease. In conjunction with issuing this construction loan, the Company has also issued a completion guarantee to the land owner that pays only in the event the project is not completed. The project is expected to be completed by June 2019.	-	$350 million

Secure Capital for Variable Annuity Separate Accounts	The Company guarantees the capital contributions required to be made by a variable annuity separate account contract holder in the event the contract holder fails to payoff a subscription line utilized to deploy capital for the separate account.	-	$45 million with the right to increase the line to $220 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services.

The Company has agreements with its subsidiaries and affiliates, including IRLLC, Copper Hill LLC (CHLLC), OFI, MML Investment Advisers, LLC, The MassMutual Trust Company, FSB, MMI and Baring International Investment Limited, where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

The Company has agreements with its subsidiaries, Barings, Barings Real Estate Advisers, LLC (BREA), MML Investment Advisers LLC, OFI and MassMutual Intellectual Property (MMIP), which provide investment advisory services and licensing agreements to the Company.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended
	2017	2016	2015

	(In Millions)

Fee income:
Management and service contracts and cost-sharing arrangements	$341	$310	$253
Investment advisory income	23	21	24
Recordkeeping and other services	23	23	21
Fee expense:
Investment advisory services	248	303	270
Roaylty and licensing fees	26	-	-

The Company reported amounts due from subsidiaries and affiliates of $59 million as of December 31, 2017 and $69 million as of December 31, 2016. The Company reported amounts due to subsidiaries and affiliates of ($7) million as of December 31, 2017 and $37 million as of December 31, 2016. Terms generally require settlement of these amounts within 30 to 90 days.

MassMutual’s wholly owned indirect subsidiaries, Barings and BREA, invest a portion of their nonqualified compensation plan in GICs. For the year ended December 31, 2017, MassMutual credited interest on deposits of $2 million to the Barings contract and $1 million to the BREA contract. For the year ended December 31, 2016, MassMutual credited interest on deposits of $4 million to the Barings contract and $2 million to the BREA contract.

MassMutual and C.M. Life together, approved financing for MassMutual Asset Finance, LLC (MMAF) of $4,475 million for 2017 and 2016, which can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. As of December 31, 2017 and 2016, the Company approved financing of $4,229 million. During 2017, MMAF borrowed $1,781 million and repaid $1,890 million under the credit facility. During 2016 MMAF borrowed $1,647 million and repaid $1,136 million under the credit facility. Outstanding borrowings under the facility with MassMutual were $3,177 million as of December 31, 2017 and $3,286 million as of December 31, 2016. Interest for these borrowings was $73 million for the year ended December 31, 2017 and $63 million for the year ended December 31, 2016. The interest of this facility adjusts monthly based on the 30-day LIBOR.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual and C.M. Life together, approved financing of $250 million as of December 31, 2017 and 2016, for Jefferies Finance LLC (Jefferies) that can be used for the short-term financing of assets underwritten by Jefferies. As of December 31, 2017 and 2016, MassMutual approved financing of $225 million for Jefferies. During 2017, Jefferies borrowed $2,379 million and repaid $2,177 million under the credit facility. During 2016, Jefferies borrowed $203 million and repaid $178 million under the credit facility. There were no outstanding borrowings under the facility as of December 31, 2017 and 2016 and all outstanding interest had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In November 2017, MassMutual contributed certain receivables of $315 million to CHLLC, a wholly-owned subsidiary. The contribution was recorded at book value with no gain or loss recognized on the transaction. In December 2017, CHLLC paid a return of capital to the Company of $305 million.

In June 2017, MassMutual contributed certain intellectual property, with no carrying value, in an affiliated transaction with IRLLC, a wholly-owned subsidiary of MassMutual and therefore no gain or loss was recognized on the transaction. In June 2017, MassMutual became party to an agreement MMIP effective June 30, 2017, that gave MassMutual the right to use certain intellectual property in the operation of its business. In 2017, MassMutual paid a fee of $26 million for these rights.

In 2017, MassMutual contributed its ownership in certain partnerships and LLCs with a carrying value of approximately $743 million to IRLLC in an affiliated transaction and therefore no gain or loss was recognized on the transaction.

On November 23, 2015, MassMutual and Pioneers Gate LLC (Pioneers Gate) completed an equity for debt swap. Pioneers Gate swapped $185 million of MassMutual’s contributed capital for $185 million of additional Pioneers Gate debt. No cash was distributed by Pioneers Gate.

The Company held debt issued by MMHLLC that amounted to $1,769 million as of December 31, 2017 and $1,769 million as of December 31, 2016. The Company recorded interest income on MMHLLC debt of $67 million in 2017 and $76 million in 2016.

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

As of December 31, 2017, the net reinsurance amounts due to C.M. Life and MML Bay State were $39 million and as of December 31, 2016, the net reinsurance amounts due to C.M. Life and MML Bay State were $66 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the reinsurance transactions for these reinsurance agreements:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Premium assumed	$52	$53	$57
Modco adjustments, included in fees and other income	14	9	15
Expense allowance on reinsurance assumed, included in commissions	(20)	(21)	(21)
Policyholders’ benefits	(134)	(109)	(97)
Experience refunds paid	1	-	-

For further information on common stocks - subsidiaries and affiliates, refer to Note 5c. “Common stocks - subsidiaries and affiliates.”

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 16e. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 16f. “Guarantees” for information on the guarantees.

18.	Business combinations and goodwill

On July 1, 2016, the Company acquired the PCG. The advisor force includes more than 40 local sales and advisory operations and approximately 4,000 advisors across the country, which expands the Company’s existing MMFA to more than 9,200 financial professionals. The purchase of MSIFS was accounted for under the statutory purchase method, classified as investments in common stocks – subsidiaries and affiliates at a cost of $126 million and resulted in the recognition of statutory goodwill of $38 million. The Company also paid $162 million of cash to acquire the remaining PCG assets of $251 million and liabilities of $89 million, which includes the $41 million of liabilities as disclosed in Note 12. “Employee benefit plans”. The remaining PCG assets include $208 million of assets that are nonadmitted. The Company recorded $4 million of goodwill amortization in 2017.

19.	Subsequent events

Management of the Company has evaluated subsequent events through February 16, 2018, the date the financial statements were available to be issued.

On January 11, 2018, MassMutual issued a $500 million funding agreement with a 2.95% fixed rate and a 7-year maturity.

No additional events have occurred subsequent to the date of the Statements of Financial Position.

20.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2017 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MML Mezzanine Investor L, LLC

Berkshire Way

MML Special Situations Investor LLC

Timberland Forest Holding LLC

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MSP – SC, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

Insurance Road LLC

MM Copper Hill Road LLC

Invicta Advisors LLC

Jefferies Finance LLC– 50% (remaining 50% owned by Jefferies Group, Inc.)

MassMutual Retirement Services, LLC

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

MML Mezzanine Investor, LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

MassMutual Asset Finance LLC

MassMutual Mortgage Lending LLC

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MM Private Equity Intercontinental LLC

Pioneers Gate LLC

MassMutual Holding LLC

MassMutual International, LLC

MML Management Corporation

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of Timberland Forest Holding LLC

Lyme Adirondack Forest Company, LLC

Subsidiaries of Insurance Road LLC

MassMutual Trad Private Equity LLC

MassMutual Intellectual Property LLC

MML Investment Advisers, LLC

(No Subsidiaries)

Subsidiaries of MassMutual Asset Finance LLC

MMAF Equipment Finance LLC 2009-A

MMAF Equipment Finance LLC 2011-A

Pioneers Gate LLC

(No subsidiaries)

Subsidiaries of MassMutual Holding LLC

Fern Street LLC

First Mercantile Trust Company

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Haven Life Insurance Agency, LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MassMutual Ventures LLC

MM Rothesay Holdco US LLC

MML Investors Services, LLC

LifeScore Labs, LLC

MM Asset Management Holding LLC

Subsidiaries of MassMutual International LLC

MassMutual Asia Limited

MassMutual Life Insurance Company

MassMutual Internacional (Chile) SpA

Subsidiaries of MML Management Corporation

MassMutual Holding MSC, Inc.

MassMutual International Holding MSC, Inc.

MSI Financial Services, Inc.

(No subsidiaries)

Subsidiaries of Barings LLC (a subsidiary of MM Asset Management Holding LLC)

Barings Finance LLC

Barings Securities LLC

Barings Guernsey Limited

Barings Advisers (Japan) KK

Barings Multifamily Capital Holdings LLC

Barings Real Estate Advisers Inc.

Barings Real Estate Advisers Japan K.K.

Barings Real Estate UK Holdings Limited

MassMutual Baring Holding, LLC

Barings Australia Holding Company Pty Ltd.

Barings Investment Advisers (Hong Kong) Ltd

Subsidiaries of OppenheimerFunds, Inc. (an indirect subsidiary of MM Asset Management Holding LLC)

OppenheimerFunds Distributor, Inc.

Oppenheimer Real Asset Management, Inc.

OFI Global Institutional, Inc.

OFI SteelPath, Inc.

Shareholder Services, Inc.

OFI Advisors, LLC

OFI Global Asset Management, Inc.

OFI Private Investments, Inc.

Subsidiaries of OppenheimerFunds Distributor, Inc.

(No subsidiaries)

Subsidiaries of Tremont Group Holdings, Inc. (an indirect subsidiary of MM Asset Management Holding LLC)

Tremont Partners, LLC

Tremont GP, LLC

Settlement Agent LLC

Tremont (Bermuda) Limited

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of MassMutual Baring Holding LLC)

Baring International Investment Limited

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Baring International Investment Management Holdings Limited

Baring Fund Managers Limited

Baring Pension Trustees Limited

Baring Investment Services Limited

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

Information regarding filings of Subsidiaries and Controlled Affiliates

The following presents certain information regarding the Company’s valuation filings for non-domestic insurance subsidiaries and controlled affiliates of the Company:

		As of December 31, 2017

	CUSIP	Gross Value	Non- admitted	Admitted	Latest Filing	2016 Approved Valuation	Filing Code	Valuation Method Disallowed?

	($ in Millions)

MassMutual Holding LLC	57543#-11-8	$9,116	$-	$9,116	6/29/2017	$8,870	Sub-2	No
The MassMutual Trust Co, FSB	57631@-10-5	22	-	22	6/27/2017	19	Sub-2	No
Cornerstone Global REIT Corp	21926@-10-5	-	-	-	6/22/2017	2	Sub-2	No
MML Management Corporation	55338@105	956	-	956	6/27/2017	-	Sub-1	No

Aggregate Total:		$10,094	$-	$10,094		$8,891

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

21.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2017	$3,949,512.96	$-	$3,949,512.96	$1,958,758.69	$(1,990,754.27)	$1,958,758.69	$2,023,951.71
September 30, 2017	4,436,541.89	-	4,436,541.89	876,942.38	(3,559,599.51)	876,942.38	4,647,683.14
June 30, 2017	40,538,550.91	-	40,538,550.91	39,808,955.56	(729,595.35)	39,808,955.56	60,990,731.58
March 31, 2017	41,788,379.55	-	41,788,379.55	41,391,888.99	(396,490.56)	41,391,888.99	56,156,935.64
December 31, 2016	42,175,937.60	-	42,175,937.60	42,045,720.84	(130,216.76)	42,045,720.84	54,619,477.38
September 30, 2016	44,266,477.52	-	44,266,477.52	41,890,535.09	(2,375,942.43)	41,890,535.09	61,300,065.96
June 30, 2016	49,097,216.64	-	49,097,216.64	48,202,702.65	(894,513.99)	48,202,702.65	63,207,410.31
March 31, 2016	57,985,070.61	-	57,985,070.61	55,783,978.83	(2,201,091.78)	55,783,978.83	70,578,396.73
December 31, 2015	4,881,393.98	-	4,881,393.98	4,783,193.97	(98,200.01)	4,783,193.97	4,728,735.62
September 30, 2015	50,531,382.40	-	50,531,382.40	45,665,858.52	(4,865,523.88)	45,665,858.52	58,523,652.24
June 30, 2015	66,924,926.70	-	66,924,926.70	65,240,585.41	(1,684,341.29)	65,240,585.41	72,953,475.23
March 31, 2015	17,856,447.05	-	17,856,447.05	17,681,510.35	(174,936.70)	17,681,510.35	17,553,998.88
December 31, 2014	69,225,742.98	-	69,225,742.98	68,301,291.28	(924,451.70)	68,301,291.28	79,410,553.48
September 30, 2014	645,720.82	-	645,720.82	604,437.11	(41,283.71)	604,437.11	627,381.39
June 30, 2014	57,012,606.16	-	57,012,606.16	55,422,168.01	(1,590,438.15)	55,422,168.01	75,253,387.54
March 31, 2014	91,702,041.47	-	91,702,041.47	80,744,073.99	(10,957,967.48)	80,744,073.99	97,672,070.74
December 31, 2013	113,707,950.98	-	113,707,950.98	108,815,640.18	(4,892,310.80)	108,815,640.18	111,783,051.88
September 30, 2013	81,945,730.49	-	81,945,730.49	80,589,482.19	(1,356,248.30)	80,589,482.19	77,049,314.39
June 30, 2013	147,215,936.13	-	147,215,936.13	142,140,571.53	(5,075,364.60)	142,140,571.53	130,973,022.96
March 31, 2013	194,772,024.52	-	194,772,024.52	188,372,088.50	(6,399,936.02)	188,372,088.50	176,678,910.26
December 31, 2012	378,096,660.04	-	378,096,660.04	366,323,110.21	(11,773,549.83)	366,323,110.21	333,086,072.58
September 30, 2012	816,573,456.06	-	816,573,456.06	788,350,822.82	(28,222,633.24)	788,350,822.82	697,683,288.85
June 30, 2012	912,025,936.52	-	912,025,936.52	890,494,220.76	(21,531,715.76)	890,494,220.76	708,872,106.49
March 31, 2012	1,095,018,529.18	-	1,095,018,529.18	1,058,132,041.09	(36,886,488.09)	1,058,132,041.09	841,095,012.78
December 31, 2011	1,090,904,993.06	-	1,090,904,993.06	1,056,761,288.41	(34,143,704.65)	1,056,761,288.41	754,310,837.90
September 30, 2011	762,320,631.78	-	762,320,631.78	738,510,047.63	(23,810,584.15)	738,510,047.63	546,494,231.96
June 30, 2011	1,130,732,656.14	-	1,130,732,656.14	1,078,535,670.23	(52,196,985.91)	1,078,535,670.23	839,143,290.12
March 31, 2011	1,097,705,351.09	-	1,097,705,351.09	1,068,852,203.67	(28,853,147.42)	1,068,852,203.67	816,688,348.33
December 31, 2010	968,742,508.30	-	968,742,508.30	950,111,416.81	(18,631,091.49)	950,111,416.81	708,895,636.97
September 30, 2010	915,728,029.86	-	915,728,029.86	889,896,058.18	(25,831,971.68)	889,896,058.18	673,462,492.71
June 30, 2010	1,362,887,892.31	-	1,362,887,892.31	1,335,628,211.52	(27,259,680.79)	1,335,628,211.52	975,241,505.93
March 31, 2010	1,471,905,695.71	-	1,471,905,695.71	1,391,337,542.96	(80,568,152.75)	1,391,337,542.96	1,015,645,802.04
December 31, 2009	1,349,124,213.70	-	1,349,124,213.70	1,290,817,167.68	(58,307,046.02)	1,290,817,167.68	852,088,739.42
September 30, 2009	2,953,442,689.02	(106,853,708.32)	2,846,588,980.70	2,700,948,264.43	(145,640,716.27)	2,700,948,264.43	1,692,409,639.54
Totals		$(106,853,708.32)			$(643,996,675.34)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
03927RAA2	2,886,562.89	-	2,886,562.89	1,464,907.06	(1,421,655.83)	1,464,907.06	1,481,241.11
03927RAB0	910,639.01	-	910,639.01	363,542.69	(547,096.32)	363,542.69	362,175.51
07386HCP4	7,994.89	-	7,994.89	1,386.05	(6,608.84)	1,386.05	2,673.29
12669GMS7	25,100.71	-	25,100.71	21,923.44	(3,177.27)	21,923.44	21,921.13
22541QQR6	21,202.35	-	21,202.35	12,504.34	(8,698.01)	12,504.34	16,105.52
2254W0NK7	97,695.32	-	97,695.32	94,495.11	(3,200.21)	94,495.11	139,833.41

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

86359ACG6	317.79	-	317.79	-	(317.79)	-	1.74
Totals	$3,949,512.96	$-	$3,949,512.96	$1,958,758.69	$(1,990,754.27)	$1,958,758.69	$2,023,951.71

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541NMA4	42,273.18	-	42,273.18	41,434.09	(839.09)	41,434.09	41,095.03
22541NMB2	11,868.56	-	11,868.56	11,634.10	(234.46)	11,634.10	11,534.82
22541SSD1	12,232.04	-	12,232.04	19.50	(12,212.54)	19.50	5,978.48
52108MDP5	3,497,947.00	-	3,497,947.00	-	(3,497,947.00)	-	1,925,412.53
55274SAM3	167,196.18	-	167,196.18	153,990.63	(13,205.55)	153,990.63	179,428.50
76110W4J2	1,131.15	-	1,131.15	229.03	(902.12)	229.03	555.83
88157QAL2	686,944.68	-	686,944.68	660,920.66	(26,024.02)	660,920.66	2,125,942.76
89789KAC9	16,949.10	-	16,949.10	8,714.37	(8,234.73)	8,714.37	357,735.19
Totals	$4,436,541.89	$-	$4,436,541.89	$876,942.38	$(3,559,599.51)	$876,942.38	$4,647,683.14

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	4,413.15	-	4,413.15	2,326.35	(2,086.80)	2,326.35	4,073.27
86358RLG0	3,484.71	-	3,484.71	2,669.64	(815.07)	2,669.64	30,170.77
86359ACG6	16,323.86	-	16,323.86	2.02	(16,321.84)	2.02	2.49
88157QAL2	774,182.08	-	774,182.08	675,598.95	(98,583.13)	675,598.95	1,947,675.43
89789KAC9	17,294.14	-	17,294.14	8,919.66	(8,374.48)	8,919.66	356,046.75
77277LAF4	22,514,590.18	-	22,514,590.18	22,167,493.44	(347,096.74)	22,167,493.44	34,318,674.16
77277LAH0	1,135,087.94	-	1,135,087.94	1,118,158.56	(16,929.38)	1,118,158.56	2,738,435.22
77277LAJ6	16,073,174.85	-	16,073,174.85	15,833,786.94	(239,387.91)	15,833,786.94	21,595,653.49
Totals	$40,538,550.91	$-	$40,538,550.91	$39,808,955.56	$(729,595.35)	$39,808,955.56	$60,990,731.58

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17307GH76	$274,893.76	$-	$274,893.76	$44,730.49	$(230,163.27)	$44,730.49	$152,776.75
22541QJR4	11,175.33	-	11,175.33	53.52	(11,121.81)	53.52	6,865.92
32051DCK6	182,177.17	-	182,177.17	160,728.11	(21,449.06)	160,728.11	179,180.14
55274SAM3	225,789.88	-	225,789.88	209,839.17	(15,950.71)	209,839.17	218,832.17
86358RA23	1,326,199.14	-	1,326,199.14	1,253,635.93	(72,563.21)	1,253,635.93	1,289,098.83
86359ACG6	6,287.32	-	6,287.32	48.80	(6,238.52)	48.80	2.41
US77277LAF40	22,537,014.10	-	22,537,014.10	22,514,590.18	(22,423.92)	22,514,590.18	31,699,906.98
US77277LAH06	1,136,181.78	-	1,136,181.78	1,135,087.94	(1,093.84)	1,135,087.94	2,662,526.10
US77277LAJ61	16,088,661.07	-	16,088,661.07	16,073,174.85	(15,486.22)	16,073,174.85	19,947,746.34
Totals	$41,788,379.55	$-	$41,788,379.55	$41,391,888.99	$(396,490.56)	$41,391,888.99	$56,156,935.64

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

22.	Structured Notes

A structured note is a direct debt issuance by a corporation, municipality, or government entity, ranking pari-passu with the issuer’s other debt issuance of equal seniority where either: (a) the coupon and/or principal payments are linked, in whole or in part, to prices or payment streams from index or indices, or assets deriving their value from other than the issuer’s credit quality, or (b) the coupon and/or principal payments are leveraged by a formula that is different from either a fixed coupon, or a non-leveraged floating rate coupon linked to an interest rate index, including but not limited to LIBOR or the prime rate. As structured notes are issuer obligations without a trust, they are within the scope of SSAP No. 26R, “Bonds, Excluding Loan-backed and Structured Securities”. Structured notes are different than the asset backed structured securities, which are accounted for under SSAP No. 43R, “Loan-Backed and Structured Securities”, as they lack either a trust or assets backing them. The disclosure below allows regulators to assess the volume of activity in structured notes and to determine whether additional accounting or reporting revisions, such as valuation and risk-based capital, are needed. To satisfy this request, the Company is required to separately identify structured notes, on a CUSIP basis and provide information by CUSIP for actual cost, fair value, book/adjusted carrying value, and whether the structured note is a mortgage-referenced security. The following sets forth the actual cost, fair value and carrying value of structured notes as of December 31, 2017:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
3137G0EQ8	$836,289	$837,227	$836,289	YES
3137G0HQ5	1,058,318	1,060,396	1,058,318	YES
391164AF7	8,467,560	8,283,764	8,234,722	NO
5262720	1,262,834	1,268,626	1,270,727	NO
912810FR4	4,944,283	6,292,872	5,593,897	NO
912810PS1	1,874,118	2,718,974	2,310,670	NO
912810RF7	67,974,258	85,528,045	80,374,392	NO
BYZK109	9,327,385	10,243,850	9,347,705	NO
XS0841385411	937,950	937,950	951,189	NO
Total	$96,682,995	$117,171,704	$109,977,909

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

Financial Statements included in Part A

Condensed Financial Information

Financial Statements included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2017

Statements of Operations and Changes in Net Assets for the years ended December 31, 2017 and 2016

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2017 and 2016

Statutory Statements of Operations for the years ended December 31, 2017, 2016 and 2015

Statutory Statements of Changes in Surplus for the years ended December 31, 2017, 2016 and 2015

Statutory Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015

Notes to Statutory Financial Statements

(b)	Exhibits

	Exhibit 1	Copy of Resolution of the Executive Committee of the Board of Directors of Massachusetts Mutual Life Insurance Company, authorizing the establishment of the Separate Account – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 002-75412 filed April 24, 1998

	Exhibit 2	Not Applicable.

	Exhibit 3	Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Initial Registration Statement File No. 333-202684 filed March 12, 2015

	Exhibit 4	Form of Flexible Purchase Payment Multi-Fund Variable Annuity Contract – Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement File No. 033-07724 filed April 24, 1998

	Exhibit 5	Form of Application used with the Flexible Purchase Payment Multi-Fund Variable Annuity Contract – Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement File No. 033-07724 filed April 24, 1998

	Exhibit 6	i.	Copy of Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

		ii.	By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

	Exhibit 7	Not Applicable.

	Exhibit 8	i.	Fund Participation Agreements

			a.	MML II Funds

–   Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-122804 filed April 30, 2008

• First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-122804 filed March 2, 2011

• Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

•  Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-122804 filed March 1, 2013

• Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Ninth Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

		b.	Oppenheimer Funds

–   Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, (Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment No. 1 effective April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed April 28, 2009

• Amendment No. 2 effective June 8, 2009 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Amendment No. 3 effective October 13, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

• Amendment No. 4 dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

	ii.	Rule 22c-2 Agreements (Shareholder Information Agreements)

		a.	MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		b.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

Exhibit 9	Opinion and Consent of Counsel – Incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement File No. 033-07724 filed April 29, 2010

Exhibit 10	i.	Auditor Consents:

• Company Financial Statements *

• Separate Account Financial Statements *

	ii.	Powers of Attorney for:

		• Roger W. Crandall • Karen H. Bechtel • Mark T. Bertolini • Karen A. Corbet • James H. DeGraffenreidt, Jr. • Isabel D. Goren	• Jeffrey H. Leiden • Laura J. Sen • William T. Spitz • H. Todd Stitzer • Elizabeth A. Ward

– Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-202684 filed April 26, 2017

	iii.	Power of Attorney for:

• Sean Newth

– Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-50410 filed November 21, 2017

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

*	filed herewith

Item 25.	Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director, Chairman 1295 State Street B101 Springfield, MA 01111	Kathleen A. Corbet, Director 49 Cross Ridge Road New Canaan, CT 06840	Karen Bechtel, Director 100 South Point Drive, Apt 3604 Miami, FL 33139
Mark T. Bertolini, Director 151 Farmington Avenue Hartford, CT 06156	James H. DeGraffenreidt, Jr., Director 1340 Smith Avenue Suite 200 Baltimore, MD 21209	Isabella D. Goren, Director 16228 Shadybank Drive Dallas, TX 7524
Jeffrey M. Leiden, Director 50 Northern Avenue Boston, MA 02210	Marc Racicot, Director 28013 Swan Cove Drive Bigfork, MT 59911	Laura J. Sen, Director 95 Pembroke Street, Unit 1 Boston, MA 02118
William T. Spitz, Director 16 Wynstone Nashville, TN 37215	H. Todd Stitzer, Lead Director 1312 Casey Key Road Nokomis, FL 34275

Principal Officers of Massachusetts Mutual Life Insurance Company

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Melvin T. Corbett, Executive Vice President and Chief Investment Officer 1295 State Street Springfield, MA 01111
Roger W. Crandall, President and Chief Executive Officer (principal executive officer) 1295 State Street B101 Springfield, MA 01111	Pia Flanagan, Vice President, Corporate Secretary & Chief of Staff 1295 State Street Springfield, MA 01111
Michael J. O’Connor, Senior Vice President and General Counsel 1295 State Street Springfield, MA 01111	Mark Roellig, Executive Vice President, Head of Technology and Administration 1295 State Street Springfield, MA 01111
Elizabeth A. Ward, Executive Vice President, Chief Financial Officer and Chief Actuary 1295 State Street Springfield, MA 01111	Susan Cicco, Senior Vice President, Chief Human Resources and Communications Officer 1295 State Street Springfield, MA 01111
Michael Fanning, Executive Vice President - MassMutual U.S. 1295 State Street Springfield, MA 01111	Gareth F. Ross, Senior Vice President -Chief Customer Officer 1295 State Street Springfield, MA 01111
Sean Newth, Chief Accounting Officer and Corporate Controller 1295 State Street Springfield, MA 01111	Geoff Craddock, Chief Risk Officer 1295 State Street Springfield, MA 01111

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Incorporated herein by reference to Item 26 in Post-Effective Amendment No. 4 to Registration Statement File No. 333-202684, as filed with the Securities and Exchange Commission on or about April 24, 2018

Item 27. Number of Contract Owners

As of March 29, 2018, the number of contract owners was 32,103.

Item 28. Indemnification

MassMutual directors and officers are indemnified under Article V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a)	MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts/policies/certificates sold by its registered representatives.

MMLIS, either jointly with certain other affiliates or individually, acts as principal underwriter for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)	MML Investors Services, LLC is the principal underwriter for this contract. The following people are officers and directors of MML Investors Services, LLC:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
John Vaccaro	Chief Executive Officer, Director (Chairman of the Board)	*
Wendy Benson	President, Director	*
Michael Fanning	Director	*
Elizabeth Ward	Director	*
Mark Kaye	Director	*
Geoffrey Craddock	Director	*
William F. Monroe, Jr.	Vice President, Chief Operating Officer	*
Christine Frederick	Chief Compliance Office	*
Susan Scanlon	Deputy Chief Compliance Officer	**
James P. Puhala	Deputy Chief Compliance Officer	*
Thomas Bauer	Chief Technology Officer	*
David Mink	Vice President	***
Mary B. Wilkinson	Vice President	***
James Fago	Vice President	***
Paul Lapiana	Vice President, Agency Field Force Supervisor	***
David Holtzer	Field Risk Officer	***
Robert S. Rosenthal	Chief Legal Officer, Vice President, and Secretary	*
Edward K. Duch, Ill	Assistant Secretary	*
Amy Francella	Assistant Secretary	470 Atlantic Avenue
Boston, MA 02110
Alyssa M. O’Connor	Assistant Secretary	*
Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*
Joseph Olesky	Controller	*
Derek Darley	Assistant Treasurer	*
Bruce C. Frisbie	Assistant Treasurer	**
Todd Picken	Assistant Treasurer	*
Kevin LaComb	Assistant Treasurer	*
Kathy Rogers	Continuing Education Officer
Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	**
Mark Larose	Co-Chief Operations Officer and Assistant Vice President	*
Mario Morton	Assistant Vice President and Registration Manager	*
Mathew Verdi	Assistant Vice President	*
Delphine Soucie	Assistant Vice President
Anthony Frogameni	Assistant Vice President and Chief Privacy Officer	*
John Rogan	Regional Assistant Vice President	*
Nick DeLuca	Regional Assistant Vice President	1101 North Black Canyon
Highway
PH30
Phoenix, AZ 85209
David Cove	Regional Assistant Vice President	*
Jack Yvon	Regional Assistant Vice President	*
Sean Murphy	Regional Assistant Vice President	*
Michelle Pedigo	Regional Assistant Vice President	*
Laura Perlotto	Assistant Vice President and AML Compliance Officer	*
Craig Waddington	Variable Life Product Distribution Officer; and	*
Variable Annuity Product Distribution Officer
Michael Dunn	Worksite Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981
***	11215 North Community House Rd., Charlotte, NC 28277

(c) For information about all commissions and other compensation received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Distribution” section of the Statement of Additional Information.

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111.

Item 31. Management Related Services

None

Item 32. Undertakings

(a)	Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)	Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	Registrant asserts that the Separate Account meets the definition of a separate account under the Investment Company Act of 1940.

(e)	Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible and single purchase payment, individual, multiple fund variable annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 1, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 33 to Registration Statement No. 033-07724 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Springfield and the Commonwealth of Massachusetts, on April 23, 2018.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1
(REGISTRANT)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(DEPOSITOR)

By:	ROGER W. CRANDALL *
Roger W. Crandall
President and Chief Executive Officer
(principal executive officer)
Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature**	Title	Date

ROGER W. CRANDALL *	Director and Chief Executive Officer	April 23, 2018
Roger W. Crandall	(principal executive officer)

ELIZABETH A. WARD *	Chief Financial Officer	April 23, 2018
Elizabeth A. Ward	(principal financial officer)

SEAN NEWTH *	Chief Accounting Officer and Corporate Controller	April 23, 2018
Sean Newth	(principal accounting officer)

MARK T. BERTOLINI *	Director	April 23, 2018
Mark T. Bertolini

KAREN H. BECHTEL *	Director	April 23, 2018
Karen H. Betchel

KATHLEEN A. CORBET *	Director	April 23, 2018
Kathleen A. Corbet

JAMES H. DEGRAFFENREIDT, JR. *	Director	April 23, 2018
James H. DeGraffenreidt, Jr.

ISABELLA D. GOREN *	Director	April 23, 2018
Isabella D. Goren

JEFFREY M. LEIDEN *	Director	April 23, 2018
Jeffrey M. Leiden

Director
Marc F. Racicot

LAURA J. SEN *	Director	April 23, 2018
Laura J. Sen

WILLIAM T. SPITZ *	Director	April 23, 2018
William T. Spitz

H. TODD STITZER *	Director	April 23, 2018
H. Todd Stitzer

/s/ JOHN E DEITELBAUM
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

** MAJORITY OF DIRECTORS

INDEX TO EXHIBITS

Exhibit No.	Exhibit

Exhibit 99.24 (10i)	Auditor Consents
• Company Financial Statements
• Separate Account Financial Statements